      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 9, 1999
                                                     REGISTRATION NO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                               TEAM HEALTH, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             TENNESSEE                               8099                              62-1562558
  (STATE OR OTHER JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL               (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)              IDENTIFICATION NO.)

                               1900 WINSTON ROAD
                           KNOXVILLE, TENNESSEE 37919
                                 (800) 342-2898
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                                C/O DAVID JONES
                            CHIEF FINANCIAL OFFICER
                          1900 WINSTON ROAD, SUITE 300
                           KNOXVILLE, TENNESSEE 37919
                                 (800) 342-2898
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                    COPY TO:
                               JOSHUA KORFF, ESQ.
                                KIRKLAND & ELLIS
                              153 EAST 53RD STREET
                         NEW YORK, NEW YORK 10022-4675
                           TELEPHONE: (212) 446-4800
                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                           PROPOSED            PROPOSED
                                                        AMOUNT              MAXIMUM             MAXIMUM            AMOUNT OF
             TITLE OF EACH CLASS OF                      TO BE          OFFERING PRICE         AGGREGATE         REGISTRATION
           SECURITIES TO BE REGISTERED                REGISTERED          PER UNIT(1)      OFFERING PRICE(1)          FEE
---------------------------------------------------------------------------------------------------------------------------------
Team Health, Inc. 12% Senior Subordinated Notes      $100,000,000           $1,000           $100,000,000         $27,800.00
  due 2009.......................................
---------------------------------------------------------------------------------------------------------------------------------
Guarantees(2)....................................         N/A                 N/A                 N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(f)(2) based upon the book value of the securities as of June 9, 1999.
(2) The Guarantee by each of Alliance Corporation, Charles L. Springfield, Inc., Clinic Management Services, Inc., Daniel & Yeager Inc., Drs. Sheer, Ahearn and Associates, Inc., Emergency Coverage Corporation, Emergency Management Specialists, Inc., Emergency Physician Associates, Inc., Emergency Physicians of Manatee, Inc., Emergency Professional Services, Inc., Emergicare Management, Incorporated, Fischer Mangold Partnership, Herschel Fisher, Inc., Hospital Based Physician Services, Inc., IMBS, Inc., InPhyNet Anesthesia of West Virginia, Inc., InPhyNet Contracting Services, Inc., InPhyNet Hospital Services, Inc., InPhyNet Joliet, Inc., InPhyNet Louisiana Inc., InPhyNet Medical Management Institute, Inc., InPhyNet South Broward, Inc., Karl G. Mangold, Inc., Med:Assure Systems, Inc., MetroAmerican Radiology, Inc., Mt. Diablo Emergency Physicians, Neo-Med, Inc., Northwest Emergency Physicians Incorporated, Paragon Anesthesia, Inc., Paragon Contracting Services, Inc., Paragon Healthcare Limited Partnership, Paragon Imaging Consultants, Inc., Quantum Plus, Inc., Reich, Seidelman & Janicki Co., Rosendorf, Margulies, Borushok & Schoenbaum Radiology Associates of Hollywood, Inc., Sarasota Emergency Medical Consultants, Inc., Southeastern Emergency Physicians of Memphis, Inc., Southeastern Emergency Physicians, Inc., Team Health Billing Services, L.P., Team Health Financial Services, Inc., Team Health Southwest, L.P., Team Radiology, Inc., THBS, Inc., The Emergency Associates for Medicine, Inc., and Virginia Emergency Physicians, Inc. of the payment of principal and interest on the Notes is being registered hereby. Pursuant to Rule 457(g), no registration fee is required with respect to the Guarantees.
                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     ALLIANCE CORPORATION
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         WEST VIRGINIA                       8099                         55-0739050
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                 CHARLES L. SPRINGFIELD, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          CALIFORNIA                         8099                         94-2713012
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                               CLINIC MANAGEMENT SERVICES, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           TENNESSEE                         8099                         62-1453392
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                     DANIEL & YEAGER, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            ALABAMA                          8099                         63-1009913
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                            DRS. SHEER, AHEARN AND ASSOCIATES, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         59-1237521
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                EMERGENCY COVERAGE CORPORATION
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           TENNESSEE                         8099                         62-1130266
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                            EMERGENCY MANAGEMENT SPECIALISTS, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         WEST VIRGINIA                       8099                         55-0632298
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                             EMERGENCY PHYSICIAN ASSOCIATES, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          NEW JERSEY                         8099                         22-2213199
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                             EMERGENCY PHYSICIANS OF MANATEE, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0051890
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                             EMERGENCY PROFESSIONAL SERVICES, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             OHIO                            8099                         94-2460636
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                              EMERGICARE MANAGEMENT, INCORPORATED
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           TENNESSEE                         8099                         62-0881710
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                  FISCHER MANGOLD PARTNERSHIP
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          CALIFORNIA                         8099                         94-1731121
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                    HERSCHEL FISCHER, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          CALIFORNIA                         8099                         94-3262291
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                            HOSPITAL BASED PHYSICIAN SERVICES, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           TENNESSEE                         8099                         62-1535401
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                          IMBS, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0622847
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                          INPHYNET ANESTHESIA OF WEST VIRGINIA, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         WEST VIRGINIA                       8099                         65-0746470
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                              INPHYNET CONTRACTING SERVICES, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0622862
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                               INPHYNET HOSPITAL SERVICES, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0622855
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                     INPHYNET JOLIET, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0086608
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                   INPHYNET LOUISIANA, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0125286
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                             INPHYNET MEDICAL MANAGEMENT INSTITUTE
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0652251
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                 INPHYNET SOUTH BROWARD, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0726225
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                     KARL G. MANGOLD, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          CALIFORNIA                         8099                         91-1775707
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                   MED: ASSURE SYSTEMS, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           TENNESSEE                         8099                         62-1304911
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                 METROAMERICAN RADIOLOGY, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        NORTH CAROLINA                       8099                         56-1657199
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                MT. DIABLO EMERGENCY PHYSICIANS
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          CALIFORNIA                         8099                         68-0049611
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                         NEO-MED, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0456767
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                          NORTHWEST EMERGENCY PHYSICIANS INCORPORATED
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          WASHINGTON                         8099                         91-1753075
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                   PARAGON ANESTHESIA, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         59-2092416
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                              PARAGON CONTRACTING SERVICES, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0622859
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                            PARAGON HEALTHCARE LIMITED PARTNERSHIP
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0426893
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                               PARAGON IMAGING CONSULTANTS, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0410357
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                      QUANTUM PLUS, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          CALIFORNIA                         8099                         94-3259635
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                REICH, SEIDELMAN, & JANICKI CO.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             OHIO                            8099                         34-1245634
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

      ROSENDORF, MARGULIES, BORUSHOK & SHOENBAUM RADIOLOGY ASSOCIATES OF HOLLYWOOD, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         59-1226776
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                  SARASOTA EMERGENCY MEDICAL
                                       CONSULTANTS, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         65-0195332
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                      SOUTHEASTERN EMERGENCY PHYSICIANS OF MEMPHIS, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           TENNESSEE                         8099                         62-1453389
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                            SOUTHEASTERN EMERGENCY PHYSICIANS, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           TENNESSEE                         8099                         62-1266047
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                              TEAM HEALTH BILLING SERVICES, L.P.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           TENNESSEE                         8099                         62-1727916
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                             TEAM HEALTH FINANCIAL SERVICES, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           TENNESSEE                         8099                         62-1727919
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                  TEAM HEALTH SOUTHWEST, L.P.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                          8099                         63-1201377
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                     TEAM RADIOLOGY, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        NORTH CAROLINA                       8099                         56-1844186
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                                          THBS, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                          8099                         62-1727916
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                          THE EMERGENCY ASSOCIATES FOR MEDICINE, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                          8099                         59-2862461
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                              VIRGINIA EMERGENCY PHYSICIANS, INC.
                      (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           VIRGINIA                          8099                         54-1629761
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)

                SUBJECT TO COMPLETION -- DATED           , 1999
PROSPECTUS

               , 1999

                               TEAM HEALTH, INC.
  OFFER FOR ALL OUTSTANDING 12% SERIES A SENIOR SUBORDINATED NOTES DUE 2009 IN
         EXCHANGE FOR 12% SERIES B SENIOR SUBORDINATED NOTES DUE 2009.

      THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON
                    [               ], 1999 UNLESS EXTENDED.

We will not receive any proceeds from the exchange of these notes.

TEAM HEALTH:

- We are the largest national provider of outsourced physician staffing and administrative services to hospitals and clinics in the United States.

- Team Health, Inc.
  1900 Winston Road
  Knoxville, Tennessee 37919
  1-800-342-2898

THE EXCHANGE OFFER:

- Offer for $100,000,000 in principal amount of outstanding 12% Series A Senior Subordinated notes due 2009 in exchange for $100,000,000 in principal amount of Series B Senior Subordinated notes due 2009.

- The terms of the exchange notes are identical in all material respects to the terms of the outstanding old notes, except for certain transfer restrictions and registration rights pertaining to the old notes.

- This exchange offer will expire at 5 p.m., New York City time on
  [            ], 1999, unless extended.

PROPOSED TRADING FORMAT:

- The PORTAL market or directly with qualified buyers.

TERMS OF THE EXCHANGE NOTES:

- MATURITY:
  March 15, 2009.

- INTEREST PAYMENTS:
  - Fixed annual rate of 12%
  - Paid every six months on March 15 and September 15.

- GUARANTEES:
  - If we cannot make payments on the exchange notes when due, our subsidiary guarantors must make them instead.

- SECURITY:
  - The exchange notes and the guarantees by our subsidiary guarantors are unsecured.
- REDEMPTION:

  - We can redeem the exchange notes at any time on or after March 15, 2004.

  - Prior to March 15, 2002, we can redeem up to 33 1/3% of the exchange notes with the net proceeds from certain sales of our equity.

  - Holders of the exchange notes may also require us to redeem all or part of such holder's exchange notes if we experience specific kinds of changes in the control of our company or if we sell certain of our assets.

- RANKING: these exchange notes and the subsidiary guarantees rank:

  1. behind all of our and our guarantor subsidiaries' current and future senior indebtedness (other than trade payables);

  2. behind any other indebtedness that we or our subsidiary guarantors are permitted to incur under the terms of the indenture with the United States Trust Company of New York, as trustee, unless such indebtedness expressly provides that it is not senior to the exchange notes;

  3. equal with all of our subsidiary guarantors other senior subordinated indebtedness and

  4. ahead of our and our subsidiary guarantors other current and future indebtedness that expressly provides that it is not senior to the exchange notes and the subsidiary guarantees.

    THIS INVESTMENT INVOLVES RISK. SEE "RISK FACTORS" BEGINNING ON PAGE 10.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the exchange notes or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                               TABLE OF CONTENTS

                                   PAGE
Prospectus Summary...............     1
Risk Factors.....................    10
The Transactions.................    22
Use of Proceeds..................    24
Capitalization...................    24
Selected Historical Financial
  Data...........................    25
Management's Discussion and
  Analysis of Financial Condition
  and Results of Operations......    27
Business.........................    38
Management.......................    52
Ownership of Securities..........    57
Relationships and Related
  Transactions...................    58
Description of Capital Stock.....    61

                                   PAGE
Description of Senior Bank
  Facilities.....................    62
Description of Exchange Notes....    65
The Exchange Offer...............   103
United States Federal Income Tax
  Considerations.................   111
Plan of Distribution.............   111
Legal Matters....................   112
Experts..........................   112
Available Information............   113
Index to Unaudited Pro Forma
  Condensed Financial
  Information....................   P-1
Index to Audited Financial
  Statements.....................   F-1
Index to Unaudited Financial
  Statements.....................  F-20

                               PROSPECTUS SUMMARY

     The following summary contains basic information about this exchange offer. It probably does not contain all the information that is important to you. For a more complete understanding of this exchange offer, we encourage you to read this entire document and the documents we have referred you to.

     In addition, our management has estimated the market share percentages provided in this prospectus. We believe these estimates to be reliable, but these numbers have not been verified by an independent source.

     References to the words "Team Health," "we," "our," and "us" refer only to Team Health, Inc., its predecessors, its subsidiaries and its affiliates. As used below, "ED" refers to a hospital emergency department or urgent care center.

                             THE OLD NOTE OFFERING

Old Notes.....................   We sold the old notes to Donaldson, Lufkin &
                                 Jenrette, an investment banking firm, on March
                                 5, 1999. DLJ subsequently resold the old notes to qualified institutional buyers under Rule
                                 144A of the Securities Act of 1933.

Registration Rights
Agreement.....................   We and Donaldson, Lufkin & Jenrette entered
                                 into a registration rights agreement on March
                                 12, 1999. This agreement grants the holder of the old notes exchange and registration rights.
                                 The exchange offer is intended to satisfy these exchange rights which terminate upon the consummation of the exchange offer.

                               THE EXCHANGE OFFER

Securities Offered............   Up to $100,000,000 of 12% series B senior
                                 subordinated notes due 2009. The terms of the exchange notes and old notes are identical in all material respects, except for certain transfer restrictions and registration rights relating to the old notes.

The Exchange Offer............   We are offering to exchange the old notes for
                                 exchange notes that are equal in principal amount. Old notes may be exchanged only in integral principal multiples of $1000.

Expiration Date; Withdrawal
  of Tender...................   Our exchange offer will expire on 5:00 p.m.,
                                 New York City time, on           , 1999, or
                                 such later date and time as we may extend. You may withdraw your tender of old notes at any time prior to the expiration date. Any old notes not accepted by us for exchange for any reason will be returned to you without expense as promptly as possible after the expiration or termination of our exchange offer.

Conditions to the Exchange
Offer.........................   Based on an interpretation by the staff of the
                                 Securities and Exchange Commission set forth in no-action letters issued to third parties, we believe that you may offer for resale, resell or otherwise transfer the exchange notes without complying with the registration and prospectus delivery provisions of the
                                 Securities Act of 1933, provided that:

                                      - such exchange notes are acquired in the
                                        ordinary course of your business,

                                      - you do not intend to participate and
                                        have no arrangement or understanding
                                        with any person to participate in the
                                        distribution of such exchange notes and

                                      - you are not our "affiliate" within the
                                        meaning of Rule 405 under the Securities
                                        Act of 1933.

                                 Our obligation to accept for exchange, or to issue the exchange notes in exchange for, any old notes is subject to:

                                      - customary conditions relating to
                                        compliance with any applicable law,

                                      - any applicable interpretation by any
                                        staff of the Securities and Exchange
                                        Commission, or

                                      - any order of any governmental agency or
                                        court of law.

                                 We currently expect that each of the conditions will be satisfied and that no waivers will be necessary. See "The Exchange
                                 Offer -- Conditions."

Procedures for Tendering Old
Notes.........................   Each holder of old notes wishing to accept the
                                 exchange offer must complete, sign and date the accompanying letter of transmittal, or a facsimile thereof, in accordance with the instructions. The holder must mail or otherwise deliver the letter of transmittal, or the facsimile, together with the old notes and any other required documentation to the exchange agent at the address set forth in the section
                                 "The Exchange Offer" under the heading
                                 "Procedures for Tendering Old Notes."

Use of Proceeds...............   We will not receive any cash proceeds from the
                                 exchange of notes pursuant to our exchange offer.

Exchange Agent................   United States Trust Company of New York is
                                 serving as the exchange agent in connection with our exchange offer.

Federal Income Tax
Consequences..................   The exchange of old notes in accordance with
                                 the terms of the exchange offer should not be a taxable event to you for federal income tax purposes. See "United States Federal Income Tax
                                 Considerations."

                               THE EXCHANGE NOTES

     The terms of the exchange notes are identical in all material respects to the terms of the old notes, except that the old notes differed with respect to their restrictions and their registration rights.

Issuer........................   Team Health, Inc.

Total Amount of Exchange Notes
  Offered.....................   Up to $100.0 million in principal amount of 12%
                                 series B senior subordinated notes, referred to throughout this document as the "exchange notes."

Maturity Date.................   March 15, 2009.

Interest......................   Annual Rate: 12%

                                 Payment Frequency: every six months on March 15 and September 15.

                                 First Payment: September 15, 1999

Optional Redemption...........   After March 15, 2004, we may redeem some or all
                                 of the exchange notes and any outstanding old notes at any time at the redemption prices described in the section
                                 "Description of Exchange Notes" under the heading "Optional Redemption."

                                 Before March 15, 2002, we may be able to redeem up to 33 1/3% of the exchange notes and old notes with the proceeds of offerings of our equity at the price listed in the section "Description of Exchange Notes" under the heading "Optional Redemption." If less than 66 2/3% of the exchange notes and old notes will remain outstanding immediately after such redemption, we may not effect such redemption.

Change of Control
Repurchase....................   If we sell certain of our assets or experience
                                 specific kinds of changes in control, we must offer to repurchase the exchange notes at a price equal to 101% of the aggregate principal amount of any exchange notes purchased plus accrued and unpaid interest on the exchange notes purchased.

Subsidiary Guarantees.........   The exchange notes will be fully guaranteed on
                                 an unsecured, senior subordinated basis by each subsidiary guarantor. Each subsidiary guarantor is our wholly owned subsidiary and a principal operating subsidiary. Certain of our future domestic subsidiaries will also guarantee the exchange notes.

                                 If we cannot make payments on the exchange notes when they are due, the subsidiary guarantors must make them instead.

                                 The subsidiary guarantors are also guarantors of our senior bank facilities and are jointly and severally liable with us on a senior basis for such obligations.

                                 To secure the obligations under our senior bank facilities, we pledged the capital stock of Team Health and our guarantor subsidiaries. We and the guarantor subsidiaries also granted security interests in, or liens on, substantially all other tangible and intangible assets of Team Health and our guarantor subsidiaries.

Ranking of the Exchange
Notes.........................   These exchange notes and the subsidiary
                                 guarantees will be senior subordinated debts
                                 (as are the old notes).

                                 They rank:

                                      - behind all of our and our guarantor
                                        subsidiaries' current and future senior
                                        indebtedness (other than trade
                                        payables);

                                      - behind any other indebtedness that we or
                                        our subsidiary guarantors are permitted
                                        to incur under the terms of the
                                        indenture, unless such indebtedness
                                        expressly provides that it is not senior to the exchange notes;

                                      - equal with all of our and our subsidiary
                                        guarantors' other senior subordinated
                                        indebtedness; and

                                      - ahead of our and our subsidiary
                                        guarantors' other current and future
                                        indebtedness that expressly provides
                                       that it is not senior to the exchange
                                       notes and the subsidiary guarantees.

                                 Assuming we had completed this offering on March 31, 1999 and applied the proceeds as intended, the exchange notes and the subsidiary guarantees would have been subordinated to approximately $147.5 million of senior indebtedness. No debt of ours having an equal ranking with the exchange notes and the subsidiary guarantees or which is subordinate to the exchange notes and the subsidiary guarantees would have been outstanding at such date.

Basic Covenants of the
Indenture.....................   We will issue the exchange notes under an
                                 indenture with United States Trust Company of
                                 New York, as trustee. The indenture will, among other things, place certain limitations on our ability, and the ability of some of our subsidiaries, to:

                                       - borrow money or make certain restricted
                                         payments,

                                       - pay dividends on stock or repurchase
                                         stock,

                                       - make investments,

                                       - enter into transactions with
                                         affiliates,

                                       - use assets as security in other
                                         transactions,

                                       - create liens,

                                       - sell certain assets or merge with or
                                         into other companies,

                                       - enter into sale and leaseback
                                         transactions, and

                                       - change the nature of our business.

                                 For a more details, see the section
                                 "Description of Exchange Notes" under the heading "Certain Covenants and Asset Sales."

Transfer Restrictions.........   The exchange notes are new securities, and
                                 there is currently no established market for them. We do not intend to list the exchange notes on any securities exchange.

     YOU SHOULD REFER TO THE SECTION ENTITLED "RISK FACTORS" FOR AN EXPLANATION OF CERTAIN RISKS OF INVESTING IN THE EXCHANGE NOTES.

                               TEAM HEALTH, INC.

     We are the largest national provider of outsourced physician staffing and administrative services to hospitals and clinics in the United States, with 375 hospital contracts in 25 states. Our regional operating model includes comprehensive programs for emergency medicine, radiology, inpatient care, pediatrics and other hospital departments. We provide a full range of physician staffing and administrative services, including the:

     - staffing, recruiting and credentialing of clinical and non-clinical medical professionals;

     - provision of administrative support services, such as payroll, insurance coverage and continuing education services; and

     - billing and collection of fees for services provided by the medical professionals.

Since our inception in 1979, we have focused primarily on providing outsourced services to EDs, which accounted for approximately 80% of our net revenue in 1998. We generally target larger hospitals with high volume EDs (more than 15,000 patient visits per year), where we believe we can generate attractive margins, establish stable long-term relationships, obtain attractive payor mixes and recruit and retain high quality physicians. When we refer to our earnings before interest, taxes, depreciation and amortization ("EBITDA"), we are referring to a measure of internal cash flow combining operating income before interest and income taxes with non-cash charges for depreciation and amortization. In 1998, we generated net revenue and pro forma EBITDA of $547.8 million and $54.3 million, respectively.

     The healthcare environment is becoming increasingly complex due to changes in regulations, reimbursement policies and the evolving nature of managed care. As a result, hospitals are under significant pressure to improve the quality and reduce the cost of care. In response, hospitals have increasingly outsourced the staffing and management of multiple clinical areas to contract management companies with specialized skills and standardized models to improve service, increase the quality of care and reduce administrative costs. Specifically, hospitals have become increasingly challenged to manage EDs effectively due to increasing patient volume, complex billing and collection procedures, and the legal requirement that EDs examine and treat all patients.

     We believe we are well positioned to continue to capitalize on the current outsourcing trends as a result of our:

     - national presence;

     - sophisticated information systems and standardized procedures that enable us to efficiently manage our staffing and administrative services as well as the complexities of the billing and collections process;

     - demonstrated ability to improve productivity, patient satisfaction and quality of care while reducing overall cost to the hospital; and

     - successful record of recruiting and retaining high quality physicians.

In addition, our regional operating model allows us to deliver locally focused services while benefitting from the operating efficiencies, infrastructure and capital resources of a large national provider.

     We believe we are well positioned to capitalize on the growth of the overall healthcare industry as well as the growth of the ED sector. According to the Health Care Financing Administration, national healthcare spending is expected to increase from 13.6% of gross domestic product, or $1.0 trillion, in 1996 to 16.4% of GDP, or $2.1 trillion, by the year 2007, representing a 6.8% compound annual growth rate. Hospital services have historically represented the single largest component of these costs, accounting for approximately 34% of total healthcare spending in 1997. According to industry sources, in 1997, approximately 5,000 U.S. hospitals operated EDs and 80% of these hospitals outsourced their EDs. In the same year, ED expenditures were approximately $20 billion, with ED physician services accounting for approximately $7 billion. According to the American Hospital Association, EDs handle approximately 100 million patient visits annually and nearly 40% of all hospital inpatient admissions originate in the ED. In addition, the average number of patient visits per ED increased at a CAGR of approximately 3.0% between 1988 and 1996.

                                THE TRANSACTIONS

     Team Health was recapitalized in a transaction providing aggregate consideration to MedPartners, Inc. of $344.5 million, consisting of $335.2 million in cash, $6.8 million in equity retained by MedPartners, Inc.'s wholly-owned subsidiary, Pacific Physician Services, Inc., and the assumption of $2.5 million of existing indebtedness of MedPartners, Inc. In addition, Team Health assumed liability for some contingent earnout payments, which we believe will not exceed a total of $19.8 million. The recapitalization was funded by:

     (1) the net proceeds from the offering of our series A 12% senior subordinated notes referred to herein as the old notes;

     (2) $150.0 million of borrowings by us under the term loan facilities of a senior credit facility;

     (3) a $99.7 million cash equity investment in Team Health by affiliates of each of Cornerstone Equity Investors, LLC, Madison Dearborn Partners, Inc. and Beecken Petty & Company, LLC;

     (4) a cash equity investment in Team Health by our senior management of approximately $8.5 million; and

     (5) the equity of Team Health retained by Pacific Physician Services, Inc. with a fair market value of $6.8 million.

     The recapitalization and the transactions described above in clauses (1) through (5) are collectively referred to throughout this prospectus as the "Transactions." See "The Transactions."

                              THE EQUITY SPONSORS

     The recapitalization was jointly sponsored by Madison Dearborn Partners, Inc., Cornerstone Equity Investors, LLC and Beecken Petty & Company, LLC. Affiliates of Madison Dearborn and Cornerstone each contributed 45% of the equity capital invested by the equity sponsors in the recapitalization, and an affiliate of Beecken Petty provided 10%. The investment by the equity sponsors represents an indirect ownership interest in our common equity of approximately 78.7%. The equity sponsors have a history of investing together in healthcare services companies, including investments in such companies as Health Management Associates and Spectrum Healthcare Services, Inc.

     Madison Dearborn Partners, Inc. is a private equity firm that focuses on investments in private companies primarily in the healthcare, communications, natural resources, consumer and industrial sectors. Madison Dearborn professionals currently manage three funds, with aggregate committed capital of over $3.5 billion. Prior to forming Madison Dearborn in 1993, its principals managed the $2.4 billion management buyout and venture capital portfolio of First Chicago Corporation. Since 1980, Madison Dearborn professionals have invested in more than 120 management buyout and equity transactions, including investments in such healthcare services companies as Health Management Associates, Spectrum Healthcare Services, Inc., Cerner Corporation and Genesis Health Ventures. In other industries, Madison Dearborn has made investments in such companies as Nextel Communications, Inc., Buckeye Cellulose Corporation, General Nutrition Companies, Inc., Allegiance Telecom, Inc. and Tuesday Morning Corporation. The funds for Madison Dearborn's equity investment in Team Health Holdings, L.L.C. came from its second private equity fund, Madison Dearborn Capital Partners II, L.P., a fund with $925 million of committed capital.

     Cornerstone Equity Investors, LLC is a private equity firm that focuses on investments in middle-market companies, primarily in the healthcare services, business services, consumer and technology industries. Since 1984, Cornerstone has managed four funds with aggregate committed capital of $1.2 billion and has invested in over 80 companies through management buyouts and expansion financings. Cornerstone has invested in a number of healthcare services companies, such as Health Management Associates, Spectrum Healthcare Services, Inc., VIPS Healthcare Information Solutions, Inc., Interim Healthcare, Inc., and Guardian Care. In other industries, Cornerstone has invested in such companies as Dell Computer, Card Establishment Services, Crossland Mortgage and True Temper Sports, Inc. The funds for Cornerstone's equity investment in Team Health Holdings, L.L.C. came from its fourth private equity fund, Cornerstone Equity Investors IV, L.P., a fund with $555 million of committed capital.

     Beecken Petty & Company, LLC is a private equity firm that focuses exclusively on the healthcare services industry. Since 1995, Beecken Petty has invested in a wide range of healthcare services companies, including Spectrum Healthcare Services, Inc., DentalCare Partners, and Alternative Living Services. The funds for Beecken Petty's equity investment in Team Health Holdings, L.L.C. came from Healthcare Equity Partners, L.P. and Healthcare Equity Q.P. Partners, L.P., which together represent $150 million of committed capital.

                SUMMARY HISTORICAL AND PRO FORMA FINANCIAL DATA

     Set forth below are our summary historical and pro forma financial data.

     (1) The historical financial data for the three months ended March 31, 1999 and 1998 have been derived from, and should be read in conjunction with, our unaudited financial statements and related notes thereto included elsewhere in this prospectus. Results for the interim periods are not necessarily indicative of the results to be expected for the full year or any other future period.

     (2) The historical financial data for each of the three fiscal years ended December 31, 1998 have been derived from, and should be read in conjunction with, our audited financial statements and related notes thereto included elsewhere in this prospectus.

     (3) The historical financial data for the fiscal year ended December 31, 1995 has been derived from our audited financial statements and the notes thereto not included in this prospectus.

     (4) The historical financial data for the fiscal year ended December 31, 1994 is derived from our unaudited financial statements.

     (5) The unaudited pro forma financial data have been derived from the Unaudited Pro Forma Financial Information and the related notes thereto included elsewhere in this prospectus. The pro forma data as of and for the periods presented give effect to the Transactions as if they were consummated at the beginning of the period indicated.

See "The Transactions," "Unaudited Pro Forma Financial Information," "Selected Historical Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the historical financial statements and the related notes thereto included elsewhere in this prospectus.

                                                                                     THREE MONTHS ENDED
                                          YEAR ENDED DECEMBER 31,                         MARCH 31,
                            ----------------------------------------------------   -----------------------
                              1994       1995       1996       1997       1998       1998         1999
                            --------   --------   --------   --------   --------   --------   ------------
                                           (DOLLARS IN THOUSANDS)
STATEMENT OF OPERATIONS
  DATA:
  Net revenue............   $351,857   $411,695   $463,380   $511,236   $547,785   $133,026     $137,877
  Professional
    expenses.............    278,585    316,526    353,593    398,738    430,362    104,886      108,388
                            --------   --------   --------   --------   --------   --------     --------
  Gross profit...........     73,272     95,169    109,787    112,498    117,423     28,140       29,489
  General and
    administrative
    expenses.............     48,479     52,241     62,441     61,642     58,362     15,127       15,744
  Depreciation and
    amortization.........      3,673      4,808      5,628      6,455      9,740      2,038        2,351
                            --------   --------   --------   --------   --------   --------     --------
  Operating income.......     21,120     38,120     41,718     44,401     49,321     10,975       11,394
  Net income (loss)......   $ 19,272   $ 21,560   $ 18,955   $  2,266   $ 20,526   $  5,534     $ (7,460)
OTHER DATA:
  EBITDA(1)..............   $ 24,793   $ 42,928   $ 47,346   $ 50,856   $ 59,061   $ 13,013     $ 13,745
  Net cash provided by
    (used in):
    Operating
      Activities.........     23,777      7,560     12,405     43,342     43,370     13,016        8,330
    Investing
      Activities.........    (14,440)    (6,241)   (11,423)   (34,339)   (22,864)   (10,719)      (1,799)
    Financing
      Activities.........     (5,545)    17,414     (3,432)    (9,122)   (22,080)     5,932       10,324
  Capital expenditures...      2,504      6,620      6,854      7,474      5,015      1,112        1,537
  Ratio of earnings to
    fixed charges(5).....       10.0x      13.6x      10.9x       3.8x      17.2x      10.0x        (4.6x)
                                                                                              THREE MONTHS
                                                                                                 ENDED
                                                                                               MARCH 31,
                                                                                                  1999
                                                                                                --------
PRO FORMA DATA:
  EBITDA (2).........................................................   $ 54,268                  12,506
  Net cash provided by (used in):
    Operating Activities.............................................     30,726                   5,123
    Investing Activities.............................................    (22,864)                 (1,799)
    Financing Activities.............................................    (27,643)                 10,324
  Cash interest expense (3)..........................................     24,932                   6,234

                                                              DECEMBER 31,    MARCH 31,
                                                                  1998          1999
                                                              ------------    ---------
BALANCE SHEET DATA:
  Cash and cash equivalents.................................    $  3,894      $ 20,327
  Working capital...........................................      99,469       102,877
  Total assets..............................................     229,956       370,671
  Total debt................................................       2,544       247,508
  Total shareholders' equity................................      99,953        37,147

------------------------------
(1) EBITDA represents operating income plus depreciation and amortization. We have included information concerning EBITDA because we believe that EBITDA is generally accepted as providing useful information regarding a company's ability to service and/or incur debt. EBITDA is not intended to represent cash flows for the period, nor has it been presented as an alternative to operating income as an indicator of operating performance and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles ("GAAP") in the United States and is not indicative of operating income or cash flow from operations as determined under GAAP. We understand that while EBITDA is frequently used by securities analysts in the evaluation of companies, EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(2) Pro forma EBITDA represents EBITDA less estimated stand-alone costs plus the effects of certain non-recurring transactions in 1998. Pro forma EBITDA has not been reduced by a management fee payable pursuant to the Management Services Agreement, which is contractually subordinated to all obligations under the exchange notes and the senior bank facilities.

(3) Cash interest expense excludes amortization of deferred financing fees and other non-cash interest expenses.

(4) Net debt represents total debt minus cash and cash equivalents.

(5) The ratio of earnings to fixed charges is computed by dividing fixed charges into earnings from continuing operations before income taxes plus fixed charges. For purposes of computing the ratio of earnings to fixed charges, earnings consist of income before income taxes plus fixed charges. Fixed charges consist of interest expensed or capitalized and the portion of rental expenses we believe is representative of the interest component of rental expenses.

                                  RISK FACTORS

     An investment in the exchange notes is subject to a number of risks. You should carefully consider the following factors, as well as the more detailed descriptions cross-referenced to the body of the prospectus and the other matters described in this prospectus.

     SUBSTANTIAL LEVERAGE -- OUR SUBSTANTIAL INDEBTEDNESS COULD HAVE A SIGNIFICANT NEGATIVE EFFECT ON THE FINANCIAL HEALTH OF OUR COMPANY AND PREVENT US FROM FULFILLING OUR OBLIGATIONS UNDER THESE EXCHANGE NOTES. We have a significant amount of indebtedness. The following chart is presented assuming we had completed the Transactions as of the dates or at the beginning of the periods specified below and applied the proceeds as intended:

                                                              AT MARCH 31, 1999
                                                                (IN MILLIONS)
Total indebtedness..........................................       $247.5
Indebtedness senior to the exchange notes...................        147.5

     Our substantial indebtedness could have important consequences to you. For example, it could:

     - make it more difficult to pay our debts as they become due during general adverse economic and market industry conditions;

     - increase our vulnerability to general adverse economic and industry conditions;

     - require a substantial portion of our cash flow from operations for debt payments, thereby reducing the availability of our cash flow to fund working capital, capital expenditures, acquisitions and other general corporate purposes; and

     - limit our ability to borrow additional funds.

     ABILITY TO SERVICE DEBT -- WE MAY NOT HAVE SUFFICIENT CASH FROM CASH FLOW FROM OPERATIONS, AVAILABLE CASH AND AVAILABLE BORROWINGS UNDER OUR SENIOR BANK FACILITIES TO SERVICE OUR INDEBTEDNESS, WHICH WILL REQUIRE A SIGNIFICANT AMOUNT OF CASH. Our ability to make payments on and to refinance our indebtedness, including these exchange notes, and to fund planned capital expenditures will depend on our ability to generate cash in the future as well as general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control. We cannot assure you that our cash flow from operations, available cash and available borrowings under our senior bank facilities will be adequate to meet our future liquidity needs for at least the next few years.

     In addition, we may need to refinance all or a portion of our indebtedness, including these exchange notes on or before maturity. We might not be able to refinance any of our indebtedness, including our senior bank facilities and these exchange notes, on commercially reasonable terms or at all.

     SUBORDINATION -- YOUR RIGHT TO RECEIVE PAYMENTS ON THESE EXCHANGE NOTES IS JUNIOR TO MOST OF OUR EXISTING INDEBTEDNESS AND POSSIBLY MOST OF OUR FUTURE BORROWINGS. FURTHER, THE GUARANTEES OF THESE EXCHANGE NOTES ARE JUNIOR TO MOST OF OUR SUBSIDIARY GUARANTORS' EXISTING INDEBTEDNESS AND POSSIBLY TO ALL THEIR FUTURE BORROWINGS. These exchange notes and the subsidiary guarantees rank behind all of our and the subsidiary guarantors' existing indebtedness (other than trade payables) and all of our and their future borrowings, except any future indebtedness that expressly provides that it ranks equal with, or subordinated in right of payment to, the exchange notes and the guarantees. As a result, upon any distribution to our creditors or the creditors of the subsidiary guarantors in a bankruptcy or similar proceeding relating to us or the guarantors, the holders of senior debt of our company and the subsidiary guarantors will be entitled to be paid in full in cash before any payment may be made with respect to these exchange notes or the subsidiary guarantees.

     In the event of a bankruptcy, liquidation or reorganization or similar proceeding relating to Team Health or the subsidiary guarantors, holders of the exchange notes will participate with all other holders of our subordinated indebtedness and the subsidiary guarantors in the assets remaining after we and the subsidiary guarantors have paid all of the senior debt. Because our senior debt must be paid first, you may receive proportionately less than trade creditors in any such proceeding. In any of these cases, we and the subsidiary guarantors may not have sufficient funds to pay all of our creditors, therefore, holders of these exchange notes may receive ratably less than trade creditors.

     RESTRICTIONS IMPOSED BY THE SENIOR BANK FACILITIES AND THE INDENTURE -- WE ARE SUBJECT TO RESTRICTIONS CONTAINED IN OUR SENIOR BANK FACILITIES AND IN THE INDENTURE. FAILURE TO COMPLY WITH ANY OF THE RESTRICTIONS COULD RESULT IN ACCELERATION OF OUR DEBT. Our senior bank facilities and the indenture restrict our ability to take various actions and enter into various types of transactions commonly undertaken by business entities.

     In addition, we must maintain minimum debt service and maximum leverage ratios under the senior bank facilities. A failure to comply with the restrictions contained in the senior bank facilities could lead to an event of default which could result in an acceleration of such indebtedness and we may not have enough available cash to immediately repay such indebtedness. Such an acceleration would also constitute an event of default under the indenture relating to these exchange notes.

     RISKS RELATING TO EXPOSURE TO PROFESSIONAL LIABILITY; LIABILITY
INSURANCE -- WE COULD BE SUBJECT TO MEDICAL MALPRACTICE LAWSUITS, SOME OF WHICH WE MAY NOT BE FULLY INSURED AGAINST. In recent years, physicians, hospitals and other participants in the healthcare industry have become subject to an increasing number of lawsuits alleging medical malpractice and related legal theories. Many of these lawsuits involve large claims and substantial defense costs. Although we do not principally engage in the practice of medicine or provide medical services nor control the practice of medicine by our affiliated physicians or the compliance with regulatory requirements applicable to the physicians and physician groups with which we contract, there can be no assurance that we will not become involved in such litigation in the future. In addition, through our management of hospital departments and provision of non-physician healthcare personnel, we could be named in actions involving care rendered to patients by physicians employed by or contracting with medical organizations and physician groups with which we contract. We maintain professional and general liability insurance and other coverage deemed necessary by us. Nevertheless, certain types of risks and liabilities are not covered by insurance and there can be no assurance that the limits of coverage will be adequate to cover losses in all instances.

     We are liable for claims against our physicians for incidents incurred but not reported during periods for which the related risk was covered by claims-made insurance. Under GAAP, the cost of medical malpractice claims, which includes costs associated with litigating or settling claims, is accrued when the incidents that give rise to the claims occur. The accrual includes an estimate of the losses that will result from incidents which occurred during the claims-made period, but were not reported during such period. Such claims are referred to as incurred-but-not-reported claims. We provide insurance to cover such incurred-but-not-reported claims. This type of insurance is generally referred to as "tail coverage". With respect to those physicians for whom we provide tail coverage, we accrue professional insurance expenses based on estimates of the cost of procuring tail coverage. There can be no assurance that a future claim will not exceed the limits of available insurance coverage or such accrual will be sufficient to cover any risks assumed by our company.

     FUTURE LEGISLATION, REGULATION AND INTERPRETATION -- CHANGES IN THE CURRENT REGULATORY ENVIRONMENT COULD ADVERSELY AFFECT OUR OPERATIONS. Numerous proposals have been or may be introduced into the United States Congress and state legislatures relating to healthcare reform in response to various healthcare issues. There can be no assurance as to the ultimate content, timing or effect of any healthcare reform legislation, nor is it possible at this time to estimate the impact of potential legislation. Further, although we exercise care in structuring our arrangements with physicians to comply in all material respects with the above-referenced laws, there can be no assurance that

     (1) government officials charged with responsibility for enforcing such laws will not assert that we or certain transactions into which we have entered are in violation of such laws or

     (2) such laws will ultimately be interpreted by the governmental entities or courts in a manner consistent with our interpretation. The continual flux of healthcare rules and regulations at the federal, state and local level, could revise the future of our relationships with the hospitals and physicians with whom we contract as well as have a significant negative effect on our financial condition.

     In addition to the regulations referred to above, aspects of our operations are also subject to state and federal statutes and regulations governing workplace health and safety and, to a small extent, the disposal of medical waste. Our operations may also be affected by changes in ethical guidelines and operating standards of professional and trade associations and private accreditation commissions such as the American Medical Association and the Joint Commission on Accreditation of Healthcare Organizations. Accordingly, changes in existing laws and regulations, adverse judicial or administrative interpretations of such laws and regulations or enactment of new legislation could have a significant negative effect on our operating results and financial condition. Moreover, if we are required to modify our structure and organization to comply with these laws, such modifications may not be permitted under the terms of our financing agreements, including the indenture governing these exchange notes and the senior bank facilities, thereby requiring us to obtain the consent of the holders of such indebtedness or requiring the refinancing of such indebtedness.

     COLLECTION RISK -- WE MAY BE UNABLE TO COLLECT A PORTION OF OUR
REVENUE. Our revenue is derived from fees that are either billed and collected by the hospital, which remits a negotiated amount to us monthly, or, with respect to our fee-for-service contracts, fees that are billed and collected separately by us directly or indirectly through our affiliated physicians. Under fee-for-service contracts, we assume the financial risks related to changes in patient volume, payor mix and third party reimbursement rates. Our fee-for-service contractual arrangements also involve a credit risk related to services provided to uninsured individuals -- a risk exacerbated in the ED physician staffing context by federal law which requires EDs to treat all patients regardless of the severity of illness or injury. In 1998, 76% of our net revenue was generated from fee-for-service contracts. See Notes 2 and 3 of Notes to Consolidated Financial Statements for information concerning historical allowance for uncollectibles related in large part to fee-for-service business. In addition, fee-for-service contracts also have less favorable cash flow characteristics in the start-up phase than traditional flat-rate contracts due to longer collection periods. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     GOVERNMENT REGULATION -- REGULATORY MATTERS COULD IMPACT OUR ABILITY TO CONDUCT OUR BUSINESS. Our operations and arrangements with healthcare providers are subject to extensive government regulation, including numerous laws directed at preventing fraud and abuse and laws regulating billing and collection of reimbursement from governmental programs, such as the Medicare and Medicaid programs. Of particular importance are:

     (1) provisions of the Omnibus Budget Reconciliation Act of 1993 (commonly known as "Stark II") that, subject to limited exceptions, prohibit the referral of Medicare patients by a physician to an entity for the provision of certain "designated health services" if the physician or a member of such physician's immediate family has a direct or indirect financial relationship (including a compensation arrangement) with the entity;

     (2) provisions of the Social Security Act, commonly referred to as the "anti-kickback statute," that prohibit the offering or payment of any bribe, kickback, rebate or other remuneration in return for the referral or recommendation of patients for items and services covered by federal health care programs, such as Medicare and Medicaid;

     (3) the federal False Claims Act that imposes civil and criminal liability on individuals or entities that submit false or fraudulent claims for payment to the government;

     (4) reassignment of payment rules that prohibit certain types of billing and collection practices in connection with claims payable by the Medicare and Medicaid programs; and

     (5) similar state law provisions pertaining to anti-kickback, self-referral and false claims issues.

     Violations of these laws could subject us to severe fines, civil monetary penalties and possible exclusion from participation in government sponsored programs such as Medicare and Medicaid. Any such

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

penalties, if applied to us or our affiliated physicians, could have a significant negative effect on our operating results and financial condition. Moreover, if we are required to modify our structure and organization to comply with these laws, such modifications may not be permitted under the terms of our financing agreements, including the indenture or the senior bank facilities, thereby requiring us to obtain the consent of the holders of such indebtedness or requiring the refinancing of such indebtedness.

     DEBT COLLECTION REGULATION -- OUR INTERNAL COLLECTION AGENCY AND OUR DEBT COLLECTION PRACTICES COULD BE AFFECTED BY LAWS REGULATING DEBT COLLECTION PRACTICES. Certain of our operations are subject to compliance with the federal Fair Debt Collection Practices Act and comparable statutes in many states. Under the Fair Debt Collection Practices Act, a third-party collection company is restricted in the methods it uses in contacting consumer debtors and eliciting payments with respect to placed accounts. Requirements under state collection agency statutes vary, with most requiring compliance similar to that required under the Fair Debt Collection Practices Act. In addition, most states and certain municipalities require collection agencies to be licensed with the appropriate regulatory body before operating in such jurisdictions. Although we believe that we are in substantial compliance with the Fair Debt Collection Practices Act and comparable state and municipal statutes and we maintain licenses in all jurisdictions in which our operations require us to be licensed, there can be no assurance that our debt collection practices, including operation of our internal collection agency, will not violate such statutes in the future.

     REIMBURSEMENT RISK -- OUR REVENUE COULD BE ADVERSELY AFFECTED BY LAWS REGULATING PAYMENTS FOR MEDICAL SERVICES BY GOVERNMENT SPONSORED HEALTHCARE PROGRAMS. In 1998, approximately 30% of the net revenue of our affiliated physician groups was derived from payments made by government sponsored healthcare programs (principally, Medicare and state reimbursed programs). There are increasing public and private sector pressures to restrain healthcare costs and to restrict reimbursement rates for medical services. Any change in reimbursement policies, practices, interpretations, regulations or legislation that places limitations on reimbursement amounts or practices could materially adversely affect hospitals, and consequently affect our operations unless we are able to renegotiate satisfactory contractual arrangements with our hospital clients and contracted physicians. See "Business -- Regulatory Matters." In addition, while we seek to comply substantially with applicable Medicare and Medicaid reimbursement regulations, there can be no assurance that we would be found to be in compliance in all respects with such regulations. A determination that we are in violation of such regulations could have a significant negative effect on us if we were unable to cure any such condition or if the violation results in a determination that a substantial amount of money must be repaid by us.

     We believe that regulatory trends in cost containment will continue to result in a reduction from historical levels in per-patient revenue for physician services. The federal government has implemented, through the Medicare program, a payment methodology for physician services that sets physician fees according to a fee schedule that, except for certain geographical and other adjustments, pays similarly situated physicians the same amount for the same services. The fee schedule used is known as the "Resource Based Relative Value System." The Resource Based Relative Value System is adjusted each year and is subject to increases or decreases at the discretion of Congress. To date, the implementation of the Resource Based Relative Value System has reduced payment rates for certain of the procedures historically provided by ED physicians and radiologists. Effective January 1, 1999, new Medicare regulations were adopted to provide for reductions in the rate of growth for payments for physician services over a four-year period ending in 2002. The new regulations provide for the implementation of a resource-based methodology for payment of physician practice expenses under the physician fee schedule. With respect to services provided in EDs, there may be a cumulative reduction of between 6% and 8% over the phase-in period. Similar reductions will apply to radiology services. There can be no assurance that we will be able to offset reduced operating margins through cost reductions, increased volume, the introduction of additional procedures or otherwise. In addition, there can be no assurance that there will not be further reductions in the Medicare physician fee schedule in the future and such reductions could have an significant negative effect on our overall financial condition.

     Subject to some exceptions, the Medicare program prohibits the reassignment of Medicare payments due to a physician or other healthcare provider to any other person or entity. For example, if a hospital contracts with an ED physician or physician group to staff the hospital's ED, the hospital must comply with the requirements of an applicable exception to the reassignment prohibition in order to receive directly Medicare payments for the services of such ED physicians. In certain states where we are not otherwise prohibited, we utilize a "lockbox" model that we believe is in compliance with the Medicare reassignment prohibition. However, there can be no assurance that the lockbox model utilized by us will not be subject to challenge or scrutiny as a result of changes in the applicable statutes and regulations or new interpretations of existing statutes and regulations. Further, as of January 1, 1998, we implemented a program for compliance with the reassignment regulation and Medicare carriers have been notified regarding the content of the compliance program.

     FACILITY RULES AND REGULATIONS -- OUR OPERATIONS COULD BE ADVERSELY AFFECTED BY CHANGES IN THE FACILITY RULES AND REGULATIONS TO WHICH MANY OF OUR CLIENTS ARE SUBJECT. Because we perform services at hospitals, outpatient facilities and other types of healthcare facilities, we and our affiliated physicians may be subject to certain laws which are applicable to such entities. For example, we are subject to the provisions of the Emergency Medical Treatment and Active Labor Act of 1986. The Emergency Medical Treatment and Active Labor Act of 1986 addresses the issue of hospital ED "patient dumping"-- in effect requiring the hospital and ED physicians to provide care to any patient presenting to the ED in an emergent condition regardless of the patient's ability to pay. Many states in which we operate, including California, also have similar state law provisions concerning patient-dumping. In addition to the Emergency Medical Treatment and Active Labor Act of 1986 and its state law equivalents, our operations and performance of services are subject to any and all state and federal statutes and regulations governing workplace health and safety. Our operations are subject to the American Medical Association's and the Joint Commission Accreditation of Healthcare Organizations' guidelines. Accordingly, if any of these laws, regulations or guidelines are amended or a new enactment occurs or standards in the community change, these changes could have a material adverse effect on the performance of services by us and our relationship with future and present clients; therefore, this could have an effect on our overall financial condition. Moreover, if we are required to modify its structure and organization to comply with any of these changes, such modifications may not be permitted under the terms of the indenture or the senior bank facilities, thereby requiring us to obtain the consent of the holders of such indebtedness or requiring the refinancing of such indebtedness.

     ANTITRUST -- OUR CONTRACTS WITH PHYSICIANS COULD BE ADVERSELY AFFECTED BY CERTAIN ANTITRUST LAWS. Our contracts with physicians include contracts with physicians organized as separate legal professional entities (e.g. professional medical corporations) and as individuals. As such, each such physician/practice is deemed to be separate, both from our company and from each other, under the antitrust laws and, accordingly, subject to a wide range of laws that prohibit anti-competitive conduct among separate legal entities or individuals. A review or action by regulatory authorities or the courts which is negative in nature as to the relationship between our company and the physicians/practices with which we contract could adversely change our operations and our relationships with clients. Moreover, if we are required to modify our structure and organization to comply with such action or review, such modifications may not be permitted under the terms of the indenture or the senior bank facilities, thereby requiring us to obtain the consent of the holders of such indebtedness or requiring the refinancing of such indebtedness.

     ADVERSE TAX OR OTHER CONSEQUENCES IF INDEPENDENT CONTRACTOR PHYSICIANS ARE RECLASSIFIED AS EMPLOYEES -- WE COULD BE FORCED TO PAY RETROACTIVE TAXES AND PENALTIES IF TAX AUTHORITIES RECLASSIFY OUR INDEPENDENT CONTRACTOR
PHYSICIANS. We contract with many affiliated physicians as independent contractors to fulfill our contractual obligations to clients. Because we consider many of the physicians with whom we contract to be independent contractors, as opposed to employees, we do not withhold federal or state income or other employment related taxes, make federal or state unemployment tax or Federal Insurance Contributions Act ("FICA") payments (except as described below), or provide workers' compensation insurance with respect to such affiliated physicians. Rather, the payment of taxes is a contractual responsibility of such physicians. The classification of physicians as independent contractors depends upon the facts and circumstances of the relationship. In the event of a determination by federal or state taxing authorities that the physicians engaged as independent contractors are employees, we may be adversely affected and subject to retroactive taxes and penalties. Under current federal tax law, a "safe harbor" from reclassification, and consequently retroactive taxes and penalties, is available if our current treatment is consistent with a long-standing practice of a significant segment of our industry and if we meet certain other requirements. If challenged, we may not prevail in demonstrating the applicability of the safe harbor to our operations. Further, proposals have been made in the recent past, and could be made in the future, to eliminate the safe harbor.

     LOSS OF CONTRACTS -- OUR REVENUE COULD BE ADVERSELY AFFECTED BY A NET LOSS OF CONTRACTS. The average term of our contracts with clients is approximately 3 years. These contracts are generally renewable automatically under the same terms and conditions unless either party gives notice of an intent not to renew and are generally terminable by either of the parties thereto upon notice of as little as 30 days. These contracts may not be renewed or, if renewed, may contain terms that are not as favorable to us as our current contracts. In 1998, we experienced a net loss of contracts. Sixty-one of our contracts were either not renewed or were terminated in that year. There can be no assurance that we will not experience a net loss of contracts in the future and that any such net loss would not have a material adverse effect on our operating results and financial condition.

     EXECUTION OF GROWTH STRATEGY; INTEGRATION OF NEW CONTRACTS AND ACQUISITIONS -- WE MAY NOT BE ABLE TO FIND SUITABLE ACQUISITION CANDIDATES OR SUCCESSFULLY INTEGRATE COMPLETED ACQUISITIONS INTO OUR CURRENT OPERATIONS IN ORDER TO PROFITABLY OPERATE OUR CONSOLIDATED COMPANY. Obtaining new contracts with hospitals and managed care companies, which increasingly involves a competitive bidding process, requires that we accurately assess the costs we will incur in providing services in order to realize adequate profit margins or otherwise meet our objectives. The integration of new contracts, as well as the maintenance of existing contracts, is made more difficult by increasing pressures from healthcare payors to restrict or reduce reimbursement rates at a time when the costs of providing medical services continue to increase.

     A significant portion of our growth in net revenue has resulted from, and is expected to continue to result from, the acquisition of healthcare businesses. We engage in evaluations of potential acquisitions and are in various stages of discussion regarding possible acquisitions, certain of which, if consummated, could be significant to us. There are currently no definitive agreements or letters of intent with respect to any material acquisition. Acquisitions by us may result in significant transaction expenses, increased interest and amortization expense, increased depreciation expense and decreased operating income, any of which could have a material adverse effect on our operating results. As we grow by acquisitions, we must be able to integrate and manage the contracts of new groups of affiliated physicians to realize economies of scale and control costs. In addition, acquisitions involve other risks, including increases in pricing due to competition, diversion of management resources and risks associated with entering new markets. We may not be able to identify suitable acquisition candidates in the future, we may not be able to obtain acceptable financing or we may not be able to consummate any future acquisitions. In addition, acquisitions may require the consent of third parties who have contracts with the entity to be acquired, such as managed care companies or hospitals contracting with the entity. Such consents may not be obtained in a potential acquisition. Any failure by us to integrate acquired operations, manage the cost of providing our services or price our services appropriately may have a material adverse effect on our operating results. In addition, as a result of our acquisitions of other healthcare businesses, we may be subject to the risk of unanticipated business uncertainties or legal liabilities relating to such acquired businesses for which we may not be indemnified by the sellers of the acquired businesses.

     COMPETITION FOR MEDICAL PERSONNEL -- WE MAY NOT BE ABLE TO CONTINUE TO SUCCESSFULLY RECRUIT AND RETAIN QUALIFIED PHYSICIANS TO SERVE AS OUR INDEPENDENT CONTRACTORS OR EMPLOYEES. Our performance is significantly affected by our ability to recruit and retain affiliated physicians and qualified personnel. The demand for physicians and other healthcare professionals presently exceeds the supply of qualified personnel. As a result, we experience competitive pressures for the recruitment and retention of qualified physicians and other healthcare professionals to deliver clinical services. Our future success depends on our ability to continue to recruit and retain competent physicians to serve as our employees or independent contractors. We may not be able to attract and retain a sufficient number of competent physicians and other healthcare professionals to continue to expand our operations. In addition, there can be no assurance that our non-competition contractual arrangements with affiliated physicians and professional corporations
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

will not be successfully challenged in certain states as unenforceable. In such event, we would be unable to prevent former affiliated physicians and professional corporations from competing with us -- potentially resulting in the loss of some of our hospital contracts and other business.

     DEPENDENCE UPON KEY PERSONNEL -- A LOSS OF KEY PERSONNEL MAKE IT MORE DIFFICULT FOR US TO GENERATE CASH FLOW FROM OPERATIONS AND SERVICE OUR INDEBTEDNESS. Our success depends in large part on the services of our senior management team. The loss of any of our key executives could materially adversely affect our company and seriously impair our ability to implement our strategy. Our ability to manage our anticipated growth will depend on our ability to identify, hire and retain additional qualified management personnel. We may be unsuccessful in attracting and retaining such personnel and such failure could have a significant negative effect on our company.

     COMPETITION -- THE HIGH LEVEL OF COMPETITION IN OUR INDUSTRY COULD ADVERSELY AFFECT OUR CONTRACT AND REVENUE BASE. The provision of outsourced physician staffing and administrative services to hospitals and clinics is characterized by a high degree of competition. Such competition could adversely affect our ability to obtain new contracts, retain existing contracts and increase our profit margins. We compete with both national and regional enterprises, certain of which have substantially greater financial and other resources available to them. In addition, certain of these firms may have greater access than us to physicians and potential clients. We also compete against local physician groups and self-operated EDs for satisfying staffing and scheduling needs. See "Business -- Strategy."

     CONTROL BY PRINCIPAL STOCKHOLDERS -- THE INTERESTS OF OUR CONTROLLING SHAREHOLDERS MAY BE IN CONFLICT WITH YOUR INTERESTS AS A HOLDER OF EXCHANGE NOTES. THIS COULD RESULT IN CORPORATE DECISION MAKING THAT INVOLVES DISPROPORTIONATE RISKS TO THE HOLDERS OF THE EXCHANGE NOTES, INCLUDING OUR ABILITY TO SERVICE OUR INDEBTEDNESS OR PAY THE PRINCIPAL AMOUNT OF INDEBTEDNESS WHEN DUE. The holding company through which the equity sponsors invested in our company owns securities representing approximately 92.0% of the voting power of our outstanding common stock immediately after giving effect to the Transactions and indirectly controls the affairs and policies of our company. This holding company is controlled by the equity sponsors. Consequently, the equity sponsors indirectly control the affairs and policies of our company. Circumstances may occur in which the interests of the equity sponsors could be in conflict with the interests of the holders of these exchange notes. In addition, the equity sponsors may have an interest in pursuing acquisitions, divestitures or other transactions that, in their judgment, could enhance their equity investment, even though such transactions might involve risks to the holders of these exchange notes.

     RISKS RELATING TO TRANSITION SERVICES -- AFTER THE RECAPITALIZATION, WE MAY BE UNABLE TO ADEQUATELY REPLACE CERTAIN SERVICES PROVIDED TO US BY
MEDPARTNERS. Prior to the recapitalization we operated within and were controlled by MedPartners Corporate Compliance Program, which was designed to reduce the likelihood of noncompliant activities by us. Now, we must implement our own compliance program. MedPartners also provided us with certain corporate services, including legal services, risk management, administration of certain employment benefits, tax advice and preparation of tax returns, software support services, and certain financial and other services. No long-term agreement for the supply of certain of these services by MedPartners currently exists. The failure to obtain replacement services in a timely manner or the failure of such services to adequately replace existing systems could have a significant negative effect on our operating results and financial condition.

     In connection with the recapitalization, MedPartners and Physician Services agreed to indemnify us and Team Health Holdings, subject to some limitations, in respect of some types of losses relating to:

     - breaches of representations and warranties and covenants made by each of MedPartners and Physician Services in connection with the Recapitalization;

     - some claims or audits by governmental authorities; and

     - some litigation to the extent such litigation is not covered by third party insurance, including some medical malpractice litigation.

     A significant negative change in the financial condition of MedPartners could prevent MedPartners from fulfilling its indemnification obligations. As such, with respect to the indemnification rights granted to us in connection with the recapitalization, we are subject to MedPartners' credit risk.

     STATE LAWS REGARDING PROHIBITION OF CORPORATE PRACTICE OF MEDICINE AND FEE SPLITTING ARRANGEMENTS -- OUR OPERATIONS ARE SUBJECT TO CERTAIN STATE LAWS AND REGULATIONS, WHICH RESTRICT THE MANNER IN WHICH WE CONDUCT OUR BUSINESS AND VARY FROM STATE TO STATE. We currently provide outsourced physician staffing and administrative services to hospitals and clinics in 25 states. The laws and regulations relating to our operations vary from state to state. The laws of many states, including California (from which approximately 8% of our net revenue was derived in 1998), prohibit general business corporations (such as
us) from practicing medicine, exercising control over physicians who practice medicine or engaging in certain practices such as fee splitting with physicians. The laws of other states, including Florida (from which approximately 26% of our net revenue was derived in 1998) do not prohibit non-physician entities from practicing medicine but generally retain a ban on certain types of fee splitting.

     Our current operating practice is to contract directly with hospitals, physician groups and independent physicians to provide staffing of physicians and other administrative services. In states where we employ physicians to service our contracts with hospital-clients, payment for such services is made directly to us or one of our regional operating units. In states such as California that prohibit non-physician entities from practicing medicine, the physicians providing services to our clients are either independent contractors of our company or employees or independent contractors of physician-controlled professional corporations with which we contract to provide certain clinical management and administrative services. With respect to independently contracted physicians, the payment for the physician services are paid into a "lockbox" account under the control of the physician and subsequently directed into a company account in exchange for our provision of management and administrative services to or on behalf of the physician or physician group. With respect to physicians employed by physician-controlled professional corporations, the payment for physician services are paid to a group account under our control.

     Although we believe our operations as currently conducted are in material compliance with existing applicable laws relating to the practice of medicine and fee splitting, there can be no assurance that our existing organization and our contractual arrangements with physicians and professional corporations (including non-competition agreements) will not be successfully challenged in certain states as unenforceable or as constituting the unlicensed practice of medicine or prohibited fee-splitting. In the event of action by any regulatory authority limiting or prohibiting us from carrying on our business as presently conducted or from expanding our operations to certain jurisdictions, structural and organizational modifications of Team Health and/or its contractual arrangements with physicians, professional corporations and hospitals may be required. Such an action could result in significant increased operational costs, or the loss of certain hospital contracts. The occurrence of any of the above results could have a significant negative effect on our operating results, financial condition and our ability to pay the principal and interest of the exchange notes when due. Moreover, such structural and organizational modifications may not be permitted under the terms of the indenture or the senior bank facilities, thereby requiring us to obtain the consent of the holders of such indebtedness or requiring the refinancing of such indebtedness. We have not obtained an opinion of counsel with regard to our compliance with applicable state laws and regulations, and information contained herein regarding our compliance with applicable state laws and regulations should not be construed as being based on an opinion of counsel.

     STATE AND FEDERAL FRAUD AND ABUSE, ANTI-KICKBACK AND ANTI-REFERRAL
LAWS -- OUR CONTRACTUAL RELATIONSHIPS WITH HOSPITALS AND PHYSICIANS COULD BE AFFECTED BY STATE AND FEDERAL LAWS REGULATING BILLING PRACTICES FOR PHYSICIAN SERVICES AND FORBIDDING REMUNERATION FROM BEING PAID FOR PATIENT REFERRALS.

     A failure by us to comply with any of the legal requirements discussed below could have a significant negative effect on our business. Moreover, if as a result of these legal requirements, we are required to modify our structure or organization, such modification may not be permitted under the terms of the indenture or the senior bank facilities. Consequently, we could be required to obtain the consent of the holders of such indebtedness or be forced to refinance it.

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

     Anti-Kickback Statutes. We are subject to the Medicare and Medicaid fraud and abuse laws including the federal anti-kickback statute. The federal anti-kickback statute prohibits the offering or payment of any bribe, kickback, rebate or other remuneration in return for the referral or recommendation of patients for items and services covered by federal healthcare programs. Federal healthcare programs have been defined to include plans and programs that provide health benefits funded by the United States government including Medicare, Medicaid, and the Civilian Health and Medical Program of the Uniformed Services, among others. Violations of the anti-kickback statute may result in civil and criminal penalties and exclusion from participation in federal and state healthcare programs. In addition, an increasing number of states in which we operate have laws that prohibit certain direct or indirect payments (similar to the anti-kickback statute) if such arrangements are designed to induce or encourage the referral of patients to a particular provider. Possible sanctions for violation of these restrictions include exclusion from state funded healthcare programs, loss of licensure and civil and criminal penalties. Such statutes vary from state to state, are often vague and have seldom been interpreted by the courts or regulatory agencies.

     The Health Insurance Portability and Accountability Act of 1996 created a mechanism for a provider to obtain written interpretative advisory opinions under the federal anti-kickback statute from the Department of Health and Human Services regarding existing or contemplated transactions. Such advisory opinions are binding as to the Department of Health and Human Services (but no other agency is bound, e.g. the Department of Justice) but only with respect to the requesting party or parties. The advisory opinions are not binding as to other governmental agencies. Recently, the Department of Health and Human Services issued an advisory opinion in which it concluded that a proposed management services contract between a medical practice management company and a physician practice, which provided that the management company would be reimbursed for its costs and paid a percentage of net practice revenues, might constitute illegal remuneration under the federal anti-kickback statute. The Department of Health and Human Services' analysis was apparently based on a determination that the proposed management services arrangement included financial incentives to increase patient referrals, contained no safeguards against overutilization, and included financial incentives that increased the risk of abusive billing practices. We believe that our contractual relationships with hospitals and physicians are distinguishable from the arrangement described in this advisory opinion with regard to both the types of services provided and the risk factors identified by the Department of Health and Human Services. Nevertheless, there can be no assurance that the Department of Health and Human Services will not challenge our arrangements under the federal anti-kickback statute in the future.

     In sum, although we believe that our physician staffing arrangements and other operations are in material compliance with the federal anti-kickback statute and state law equivalents, there can be no assurance that our existing organization and our contractual arrangements with affiliated physicians, professional corporations and hospitals will not be successfully challenged by the government under such laws.

     Physician Self-Referral Laws. Our contractual arrangements with physicians and hospitals likely implicate the federal physician self-referral statute commonly known as Stark II. In addition, a number of the states in which we operate have similar prohibitions on physician self-referrals. In general, these state prohibitions closely track Stark II's prohibitions and exceptions. Stark II prohibits the referral of Medicare patients by a physician to an entity for the provision of certain "designated health services" if the physician or a member of such physician's immediate family has a "financial relationship" with the entity. Stark II provides that the entity which renders the "designated health services" may not present or cause to be presented a claim to the Medicare program for "designated health services" furnished pursuant to a prohibited referral. A person who engages in a scheme to circumvent Stark II's prohibitions may be fined up to $100,000 for each such arrangement or scheme. In addition, anyone who presents or causes to be presented a claim to the Medicare program in violation of Stark II is subject to monetary penalties of up to $15,000 per service, an assessment of up to twice the amount claimed, and possibly exclusion from participation in federal healthcare programs. Generally, these penalties are assessed against the entity that submitted the prohibited bill to Medicare; the government has, however, indicated that such penalties would also apply to the referring physician because the physician "causes" the claim to be submitted by making the referral. The term "designated health services" includes several services commonly performed or supplied by hospitals with which we provide physician staffing. In addition, "financial relationship" is broadly defined to include any direct or indirect ownership or investment interest or compensation arrangement pursuant to which a physician receives remuneration from the provider at issue. Stark II is broadly written and at this point, only proposed regulations have been issued to clarify its meaning and application. Regulations for a predecessor law, Stark I, which is applicable only to clinical laboratory services, were published in August 1995 and remain in effect. However, neither the final Stark I regulations nor the proposed Stark II regulations provide definitive guidance as to the application of certain key exceptions to Stark I and Stark II as they relate to our arrangements with physicians and hospitals. We believe that reasonable arguments can be advanced that our staffing arrangements with physicians and hospitals meet the requirements of an exception to Stark II. In addition, we believe that such arrangements do not subvert the intent of Stark II as indicated by comments made by Congress in connection with the enactment of Stark II's predecessor legislation. Likewise, we believe that such arrangements materially comply with similar state physician self-referral statutes. However, there can be no assurance that our existing organizational structure and our contractual arrangements with affiliated physicians, professional corporations and hospitals will not be successfully challenged by the government as inconsistent with Stark II or its state law equivalents.

     Other Fraud and Abuse Laws. The federal False Claims Act imposes civil and criminal liability on individuals and entities that submit false or fraudulent claims for payment to the government. Violations of the False Claims Act may result in civil monetary penalties and exclusion from the Medicare and Medicaid programs. In addition, the Health Insurance Portability and Accountability Act of 1996 created two new federal crimes: "Health Care Fraud" and "False Statements Relating to Health Care Matters." The Health Care Fraud statute prohibits knowingly and willfully executing a scheme or artifice to defraud any healthcare benefit program (including private payors). A violation of this statute is a felony and may result in fines, imprisonment and/or exclusion from government sponsored programs. The False Statements statute prohibits knowingly and willfully falsifying, concealing or covering up a material fact by any trick, scheme or device or making any materially false, fictitious or fraudulent statement in connection with the delivery of or payment for healthcare benefits, items or services. A violation of this statute is a felony and may result in fines and/or imprisonment. Civil monetary penalties under the False Claims Act and certain other similar statutes may include treble damages and penalties of up to $10,000 per false or fraudulent claim. Recently, the federal government has made a policy decision to significantly increase the financial resources allocated to enforcing the general fraud and abuse laws. In addition, private insurers and various state enforcement agencies have increased their level of scrutiny of healthcare claims in an effort to identify and prosecute fraudulent and abusive practices in the healthcare area. The False Claims Act also allows a private individual with direct knowledge of fraud to bring a "whistleblower" or qui tam suit on behalf of the government against a healthcare provider for violations of the False Claims Act. In such event, the "whistleblower" is responsible for initiating a lawsuit that sets in motion a chain of events that may eventually lead to the government recovering money. After the "whistleblower" has initiated the lawsuit, the government must decide whether to intervene in the lawsuit and to become the primary prosecutor. In the event the government declines to join the lawsuit, the "whistleblower" plaintiff may choose to pursue the case alone, in which case the "whistleblower's" counsel will have primary control over the prosecution (although the government must be kept apprised of the progress of the lawsuit and will still receive at least 70% of any recovered amounts). In return for bringing a "whistleblower" suit on the government's behalf, the "whistleblower" plaintiff receives a statutory amount (up to 30% of the recovered amount) from the government's litigation proceeds if the litigation is successful. Recently, the number of "whistleblower" suits brought against healthcare providers has increased dramatically. In addition, at least five states -- California, Illinois, Florida, Tennessee, and Texas -- have enacted laws modeled after the False Claims Act that allow these states to recover money which was fraudulently obtained by a healthcare provider from the state (e.g., Medicaid funds provided by the state). We, along with a number of other industry participants, are named as defendants in a "whistleblower" suit, which alleges that we had inappropriate financial relationships with physicians and engaged in inappropriate billing practices in violation of the False Claims Act and provisions of the Medicare Statute. It is our position that assertions made in the complaint are unwarranted. However, no assurance can be provided as to the outcome of this litigation. See "Business -- Legal Proceedings."

     In addition to the federal statutes discussed above, we are also subject to state statutes and regulations that prohibit, among other things, payments for referral of patients and referrals by physicians to healthcare providers with whom the physicians have a financial relationship. Violations of these state laws may result in prohibition of payment for services rendered, loss of licenses and fines and criminal penalties. State statutes and regulations require physicians or other healthcare professionals to disclose to patients any financial relationship the physicians or healthcare professionals have with a healthcare provider that is recommended to the patients. These laws and regulations vary significantly from state to state, are often vague, and, in many cases, have not been interpreted by courts or regulatory agencies. Exclusions and penalties, if applied to us, could result in significant loss of reimbursement to us, thereby significantly affecting our financial condition.

     YEAR 2000 ISSUE -- WE COULD BE ADVERSELY AFFECTED IF THE YEAR 2000 PROBLEMS ARE SIGNIFICANT. The "Year 2000 Issue" refers generally to the problems that some software may have in determining the correct century for the year. For example, software with date-sensitive functions that is not Year 2000 compliant may not be able to distinguish whether "00" means 1900 or 2000, which may result in failures or the creation of erroneous results. Currently, many computer systems and software products are coded to accept only two-digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish between dates before and after January 1, 2000. As a result, many companies' software and computer systems may need to be upgraded or replaced in order to comply with such "Year 2000" requirements. If we, or third parties with which we do business, fail to make each of our software systems Year 2000 compliant in a timely manner, our company could be negatively and significantly impacted.

     FINANCING CHANGE OF CONTROL OFFER -- WE MAY NOT HAVE THE ABILITY TO RAISE THE FUNDS NECESSARY TO FINANCE THE CHANGE OF CONTROL OFFER REQUIRED BY THE INDENTURE. Upon the occurrence of certain specific kinds of change of control events described in the section entitled "Description of Exchange Notes -- Change of Control," we will be required to offer to repurchase all outstanding exchange notes. However, it is possible that we will not have sufficient funds at the time of the change of control to make the required repurchase of exchange notes or that restrictions in our senior bank facilities will not allow such repurchases.

     FRAUDULENT CONVEYANCE MATTERS -- FEDERAL AND STATE STATUTES ALLOW COURTS, UNDER SPECIFIC CIRCUMSTANCES, TO VOID GUARANTEES, SUBORDINATE CLAIMS IN RESPECT OF THE EXCHANGE NOTES AND REQUIRE EXCHANGE NOTE HOLDERS TO RETURN PAYMENTS RECEIVED FROM GUARANTORS. Under the federal bankruptcy law and comparable provisions of state fraudulent transfer laws, the guarantees of our subsidiary guarantors could be voided, or claims in respect of the exchange notes or the subsidiary guarantees could be subordinated to all of our other debts or all other debts of a subsidiary guarantor or a subsidiary guarantee could be voided and required to be returned if, generally speaking,

     (1) we or the subsidiary guarantor, at the time it incurred the indebtedness evidenced by its guarantee, received less than fair consideration for the issuance of such guarantee, and we or the guarantor was insolvent or rendered insolvent by reason of such incurrence, or we or the guarantor were engaged in a business or transaction for which our or the guarantor's remaining assets constituted unreasonably small capital, or

     (2) we or the subsidiary guarantor intended to incur or believed that we or it would incur, debts beyond our or its ability to pay such debts as they mature.

     The measures of insolvency for purposes of these fraudulent transfer laws will vary depending upon the law applied in any proceeding to determine whether a fraudulent transfer has occurred. Generally, however, a subsidiary guarantor would be considered insolvent if:

     (1) the sum of its debts, including contingent liabilities, were greater than the fair saleable value of all of its assets,

     (2) if the present fair saleable value of its assets were less than the amount that would be required to pay its probable liability on its existing debts, including contingent liabilities, as they become absolute and mature, or

     (3) it could not pay its debts as they become due.

     We cannot assure you as to what standard a court would apply in making such determinations or that a court would agree with our conclusions as to the legality of the subsidiary guarantees.

     NO PRIOR MARKET FOR EXCHANGE NOTES -- YOU CANNOT BE SURE THAT AN ACTIVE TRADING MARKET WILL DEVELOP FOR THESE EXCHANGE NOTES WHICH COULD LIMIT THE LIQUIDITY OF YOUR EXCHANGE NOTES. Prior to this offering, there was no public market for these exchange notes. We have been informed by the underwriter that it intends to make a market in these exchange notes after this offering is completed. However, the underwriter may cease its market-making at any time. In addition, the liquidity of the trading market in these exchange notes, and the market price quoted for these exchange notes, may be adversely affected by changes in the overall market for high yield securities and by changes in our financial performance or prospects or in the prospects for companies in our industry generally.

     This prospectus includes "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, in particular, the statements about Team Health's plans, strategies, and prospects under the headings "Prospectus Summary," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Business." Although we believe that our plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, we cannot assure you that we will achieve the plans, intentions or expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this prospectus are set forth below and elsewhere in this prospectus. All forward-looking statements attributable to Team Health or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this "Risk Factors" section. As used in this "Risk Factors" section, unless the context otherwise requires, the terms "Team Health," "we," "our," "ours," and "us" refer to Team Health, Inc. and all of its subsidiaries.

                   THE RECAPITALIZATION OF TEAM HEALTH, INC.
             AND THE TRANSACTIONS CONSUMMATED BY TEAM HEALTH, INC. IN CONNECTION WITH THE FUNDING OF THE RECAPITALIZATION

THE RECAPITALIZATION

     Under a recapitalization agreement that was executed on January 25, 1999 by and among us, MedPartners, Inc., Pacific Physician Services, Inc., a wholly owned subsidiary of MedPartners, and Team Health Holdings, L.L.C., the holding company through which Madison Dearborn Partners, Inc., Cornerstone Equity Investors, LLC and Beecken Petty & Company, LLC., and some members of our management invested in Team Health, Team Health was recapitalized in a transaction which closed on March 12, 1999 in which:

     (1) prior to the closing of the recapitalization, MedPartners caused some of its subsidiaries to become our subsidiaries;

     (2) Physician Services contributed to us 100 shares of our existing common stock in exchange for 100,000 shares of our class A preferred stock and a number of shares of our common stock;

     (3) Team Health Holdings purchased from Physician Services 94,299.1 shares of class A preferred stock and 9,267,273 shares of common stock for consideration of $108.2 million; and

     (4) Team Health used the net proceeds of the offering of the old notes and borrowings under the senior bank facilities to redeem a portion of the equity interests of Team Health held by Physician Services.

     As a result of the recapitalization, Team Health Holdings owns securities representing approximately 92.0% of the voting power of our outstanding capital stock and Physician Services owns securities representing approximately 8.0% of the voting power of our outstanding capital stock. In addition, in connection with the recapitalization, some members of our senior management made an equity investment of approximately $8.5 million, which, together with performance options held by those members of management, represents an indirect fully diluted ownership interest in our common equity of approximately 18.5%. In connection with the recapitalization, MedPartners received aggregate consideration of $344.5 million, consisting of $335.2 million in cash, $6.8 million in equity retained by Physician Services and the assumption of $2.5 million of existing indebtedness of MedPartners. In addition, we assumed some contingent earnout payments. These earnout payments may be paid over the next 5 years to the sellers of various acquired groups in the event that those acquired groups achieve designated financial targets. We believe these earnout payments will not exceed a total of $19.8 million. The transactions that occurred under the recapitalization agreement were funded by:

     (1) the net proceeds from the offering of the old notes;

     (2) $150.0 million of borrowings by us under the senior bank facilities;

     (3) a $99.7 million cash equity investment by affiliates of each of Cornerstone Equity Investors, LLC, Madison Dearborn Partners, Inc. and Beecken Petty & Company, LLC (the "Equity Sponsor Contribution");

     (4) a contribution by some of our members of management of approximately $8.5 million (the "Management Contribution"); and

     (5) equity of Team Health retained by Physician Services having a fair market value of $6.8 million (the "Retained Equity" and, together with the Equity Sponsor Contribution and the Management Contribution, the "Equity Contribution").

SENIOR BANK FACILITIES

     As part of the Transactions, we entered into a credit agreement (the "senior bank facilities") with a syndicate of financial institutions for which Fleet National Bank and NationsBanc Montgomery Securities LLC act as co-arrangers, Donaldson, Lufkin & Jenrette Securities Corporation acts as documentation agent, NationsBanc Montgomery Securities LLC acts as syndication agent and Fleet National Bank acts as administrative agent. The senior bank facilities are comprised of a five-year revolving credit facility of up to $50.0 million, including a swing line sub-facility of $5.0 million and a letter of credit sub-facility of $5.0 million, none of which was drawn at closing, and a term loan facility of up to $150.0 million, consisting of a $60.0 million 5-year tranche A term loan facility and a $90.0 million 6-year tranche B term loan facility. The senior bank facilities will provide financing for future working capital, acquisitions, capital expenditures and other general corporate purposes. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" and "Description of Senior Bank Facilities."

SOURCES AND USES

     The sources and uses of proceeds in connection with the recapitalization were as follows:

                                                          AS OF DECEMBER 31, 1998
                                                          -----------------------
                                                           (DOLLARS IN MILLIONS)
SOURCES OF FUNDS:
Senior bank facilities(1):
  Revolving credit facility(2)..........................          $   --
  Term loan facility....................................           150.0
Series A 12% senior subordinated notes..................           100.0
Equity Contribution(3)..................................           115.0
Assumption of existing debt.............................             2.5
                                                                  ------
          Total sources.................................          $367.5
                                                                  ======

USES OF FUNDS:
Recapitalization(4).....................................          $344.5
Transaction expenses(5).................................            15.9
Excess cash.............................................             7.1
                                                                  ------
          Total uses....................................          $367.5
                                                                  ======

---------------
(1) The senior bank facilities are comprised of a five-year revolving credit facility of up to $50.0 million, including a swing-line facility of $5.0 million and a letter of credit facility of $5.0 million and a term loan facility, consisting of a $60.0 million 5-year tranche A term loan facility and a $90.0 million 6-year tranche B term loan facility.

(2) Following the Transactions, the revolving credit facility had total availability of $50.0 million, subject to satisfaction of certain customary conditions. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources" and "Description of Senior Credit Facilities."

(3) Comprised of gross proceeds from the Equity Sponsor Contribution of $99.7 million, the Management Contribution of $8.5 million and the Retained Equity having an imputed fair market value of $6.8 million.

(4) Includes an equity valuation of $342.0 million plus $2.5 million of assumed indebtedness.

(5) Reflects fees and expenses related to the Transactions.

                                USE OF PROCEEDS

     The net proceeds from the sale of the old notes, after deducting expenses of the offering, including discounts to Donaldson, Lufkin & Jenrette were approximately $97.0 million. The net proceeds from the offering of the old notes, together with borrowings under the senior bank facilities and the Equity Contribution was used to consummate the recapitalization and to pay fees and expenses in connection therewith.

                                 CAPITALIZATION

     The following table sets forth our historical capitalization as of March 31, 1999. This table should be read in conjunction with the "Selected Historical Financial Data," our financial statements and related notes and our Unaudited Pro Forma Financial Information and related notes included elsewhere in this prospectus.

                                                               AS OF MARCH 31, 1999
                                                              -----------------------
                                                               (DOLLARS IN MILLIONS)
Cash and cash equivalents...................................          $  20.3
                                                                      =======
Total debt:
Senior bank facilities(1):
  Revolving credit facility(2)..............................          $    --
  Term loan facility........................................            145.0
Series A 12% senior subordinated notes......................            100.0
Other debt..................................................              2.5
                                                                      -------
          Total debt........................................            247.5
Shareholders' equity........................................             37.1
                                                                      -------
          Total capitalization..............................          $ 284.6
                                                                      =======

---------------
(1) The senior bank facilities are comprised of a five-year revolving credit facility of up to $50.0 million, including a swing-line facility of $5.0 million and a letter of credit facility of $5.0 million and a term loan facility, consisting of a $60.0 million 5-year tranche A term loan facility and a $90.0 million 6-year tranche B term loan facility.

(2) As of March 31, 1999, the revolving credit facility had total availability of $50.0 million, subject to satisfaction of customary conditions to borrowing.

                       SELECTED HISTORICAL FINANCIAL DATA

     Set forth below are selected historical financial data of Team Health for the five fiscal years ended December 31, 1998 and the three months ended March 31, 1998 and 1999.

     (1) The historical financial data for the three months ended March 31, 1999 and 1998 have been derived from, and should be read in conjunction with, our unaudited financial statements and related notes thereto included elsewhere in this prospectus. Results for the interim periods are not necessarily indicative of the results to be expected for the full year or any other future period.

     (2) The historical financial information for each of the three fiscal years ended December 31, 1998 have been derived from, and should be read in conjunction with, our audited financial statements and related notes thereto included elsewhere in this prospectus.

     (3) The historical financial information for the fiscal year ended December 31, 1995 has been derived from our audited financial statements and related notes thereto not included in this prospectus.

     (4) The historical financial information for the fiscal year ended December 31, 1994 is derived from unaudited financial statements.

See "The Transactions," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical financial statements and the related notes thereto included elsewhere in this prospectus.

                                                               YEAR ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------
                                    1994              1995              1996              1997              1998
                               ---------------   ---------------   ---------------   ---------------   ---------------
                                                               (DOLLARS IN THOUSANDS)
STATEMENT OF OPERATIONS
  DATA:
  Net revenue...............   $       351,857   $       411,695   $       463,380   $       511,236   $       547,785
  Professional expenses.....           278,585           316,526           353,593           398,738           430,362
                               ---------------   ---------------   ---------------   ---------------   ---------------
  Gross profit..............            73,272            95,169           109,787           112,498           117,423
  General and administrative
    expenses................            48,479            52,241            62,441            61,642            58,362
  Depreciation and
    amortization............             3,673             4,808             5,628             6,455             9,740
                               ---------------   ---------------   ---------------   ---------------   ---------------
  Operating income..........            21,120            38,120            41,718            44,401            49,321
  Novation program expense
    allocation..............                --                --                --            11,000                --
  Merger expenses...........                --               519            11,525            22,927                --
  MedPartners' management
    fees....................                --               594             1,055             1,660             2,941
  Interest expense, net.....                --             2,256               535               886             5,301
  Goodwill impairment
    charge..................                --                --                --                --             2,992
  Recapitalization
    expenses................                --                --                --                --                --
  Other expenses (income)...             1,194               392              (204)              768               871
                               ---------------   ---------------   ---------------   ---------------   ---------------
  Income (loss) before
    income taxes............            19,926            34,358            28,807             7,160            37,216
  Income tax expense
    (benefit)...............               654            12,798             9,852             4,894            15,778
                               ---------------   ---------------   ---------------   ---------------   ---------------
  Income (loss) before
    cumulative effect of a
    change in accounting
    principle...............            19,272            21,560            18,955             2,266            21,438
  Cumulative effect of a
    change in accounting
    principle...............                --                --                --                --               912
                               ---------------   ---------------   ---------------   ---------------   ---------------
  Net income (loss).........   $        19,272   $        21,560   $        18,955   $         2,266   $        20,526
                               ===============   ===============   ===============   ===============   ===============

                                     THREE MONTHS ENDED
                                          MARCH 31,
                              ---------------------------------
                                   1998              1999
                              ---------------   ---------------

STATEMENT OF OPERATIONS
  DATA:
  Net revenue...............  $       133,026   $       137,877
  Professional expenses.....          104,886           108,388
                              ---------------   ---------------
  Gross profit..............           28,140            29,489
  General and administrative
    expenses................           15,127            15,744
  Depreciation and
    amortization............            2,038             2,351
                              ---------------   ---------------
  Operating income..........           10,975            11,394
  Novation program expense
    allocation..............               --                --
  Merger expenses...........               --                --
  MedPartners' management
    fees....................              735                25
  Interest expense, net.....              505             1,572
  Goodwill impairment
    charge..................               --                --
  Recapitalization
    expenses................               --            21,513
  Other expenses (income)...              218               105
                              ---------------   ---------------
  Income (loss) before
    income taxes............            9,517           (11,821)
  Income tax expense
    (benefit)...............            3,983            (4,361)
                              ---------------   ---------------
  Income (loss) before
    cumulative effect of a
    change in accounting
    principle...............            5,534            (7,460)
  Cumulative effect of a
    change in accounting
    principle...............               --                --
                              ---------------   ---------------
  Net income (loss).........  $         5,534   $        (7,460)
                              ===============   ===============


                                                               YEAR ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------
                                    1994              1995              1996              1997              1998
                               ---------------   ---------------   ---------------   ---------------   ---------------
                                                               (DOLLARS IN THOUSANDS)
OTHER DATA:
  EBITDA(1).................   $        24,793   $        42,928   $        47,346   $        50,856   $        59,061
  Net cash provided by
    (used in):
    Operating Activities....            23,777             7,560            12,405            43,342            43,370
    Investing Activities....           (14,440)           (6,241)          (11,423)          (34,339)          (22,864)
    Financing Activities....            (5,545)           17,414            (3,432)           (9,122)          (22,080)
  Capital expenditures......             2,504             6,620             6,854             7,474             5,015
  Ratio of earnings to fixed
    charges(2)..............             10.0x             13.6x             10.9x              3.8x             17.2x
BALANCE SHEET DATA (AT END
  OF PERIOD):
  Cash and cash
    equivalents.............   $       (12,238)  $         6,458   $         5,550   $         5,468   $         3,894
  Working capital...........            21,672            64,276            86,703            91,987            99,469
  Total assets..............            89,655           131,160           161,364           199,534           229,956
  Total debt................            15,096            12,074             2,303             7,820             2,544
  Total shareholders'
    equity..................            26,747            73,288           101,378            97,893            99,953

                                     THREE MONTHS ENDED
                                          MARCH 31,
                              ---------------------------------
                                   1998              1999
                              ---------------   ---------------

OTHER DATA:
  EBITDA(1).................  $        13,013   $        13,745
  Net cash provided by
    (used in):
    Operating Activities....           13,016             8,330
    Investing Activities....          (10,719)           (1,799)
    Financing Activities....            5,932            10,324
  Capital expenditures......            1,112             1,537
  Ratio of earnings to fixed
    charges(2)..............            10.0x             (4.6x)
BALANCE SHEET DATA (AT END
  OF PERIOD):
  Cash and cash
    equivalents.............                    $        20,327
  Working capital...........                            102,877
  Total assets..............                            370,671
  Total debt................                            247,508
  Total shareholders'
    equity..................                             37,147

---------------
(1) EBITDA represents operating income plus depreciation and amortization. We have included information concerning EBITDA because we believe that EBITDA is generally accepted as providing useful information regarding a company's ability to service and/or incur debt. EBITDA is not intended to represent cash flows for the period, nor has it been presented as an alternative to operating income as an indicator of operating performance and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP in the United States and is not indicative of operating income or cash flow from operations as determined under GAAP. We understand that while EBITDA is frequently used by securities analysts in the evaluation of companies, EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(2) The ratio of earnings to fixed charges is computed by dividing fixed charges into earnings from continuing operations before income taxes plus fixed charges. For purposes of computing the ratio of earnings to fixed charges, earnings consist of income before income taxes plus fixed charges. Fixed charges consist of interest expensed or capitalized and the portion of rental expense we believe is representative of the interest component of rental expenses.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with the more detailed information in the historical financial statements and unaudited pro forma financial information, including the related notes thereto, appearing elsewhere in this prospectus.

INTRODUCTION

     We are the largest national provider of outsourced physician staffing and administrative services to hospitals and clinics in the United States, with 375 hospital contracts in 25 states. Our regional operating model includes comprehensive programs for emergency medicine, radiology, inpatient care, pediatrics and other hospital departments. We provide a full range of physician staffing and administrative services, including the:

     - staffing, recruiting and credentialing of clinical and non-clinical medical professionals;

     - provision of administrative support services, such as payroll, insurance coverage and continuing education services; and

     - billing and collection of fees for services provided by the medical professionals.

     Since our inception in 1979, we have focused primarily on providing outsourced services to EDs, which accounted for approximately 80% of our net revenue in 1998. We generally target larger hospitals with high volume EDs (more than 15,000 patient visits per year), where we believe we can generate attractive margins, establish stable long-term relationships, obtain attractive payor mixes and recruit and retain high quality physicians. When we refer to EBITDA, we are referring to a measure of internal cash flow combining operating income before interest and income taxes with non-cash charges for depreciation and amortization. In 1998, we generated net revenue and pro forma EBITDA of $547.8 million and $54.3 million, respectively.

     CONTRACTS. Our growth has historically resulted from increases in the number of patient visits and fees for services provided under existing contracts and the addition and acquisition of new contracts. Our 375 hospital contracts with hospitals typically have terms of three years with evergreen renewal clauses. Our average contract tenure exceeds 6.8 years.

     Approximately 76% of our net revenue is generated from fee-for-service contracts under which we bill and collect the professional fees for the services provided at a particular hospital department. Conversely, under our flat-rate contracts, hospitals pay us a fee based on the hours of physician coverage provided, but the hospital is responsible for its own billing and collection. Because of our billing and collection expertise, our fee-for-service contracts typically result in higher margins. In states where physician employees service our contracts directly because there is no prohibition against such arrangements, Medicare payments for such services are made directly to us. In states where the physician providing services are independent contractors of us, Medicare payments for such services are paid into a lockbox account in the name of the independent contractor physician and subsequently directed into a company account.

     ACQUISITIONS. Since 1996, we have successfully acquired and integrated the contracts of 17 hospital-based physician groups. Those contracts acquired from ED physician groups were generally with hospitals in large markets with an average patient volume exceeding 15,000 per year.

     Prior to June 1997, acquisitions were financed primarily with MedPartners' stock. Subsequent acquisitions were financed through a combination of cash and earnouts. Eight of our acquisitions were accounted for using the purchase method of accounting. As such, operating results of those eight acquired businesses are included in our consolidated and combined financial statements as of their respective dates of acquisitions. The remaining acquisitions, however, have been accounted for using the pooling method of accounting whereby the historical results of the acquired company are included in our consolidated and combined financial statements. Following each acquisition, we have converted the acquired group's financial accounting systems to our systems infrastructure.

     Strategic acquisitions continue to be a core component of our growth strategy. The market for outsourced medical services is highly fragmented and served primarily by small, local and regional physician groups which represent over 75% of the market and generally lack the resources and depth of services necessary to compete with national providers. Our acquisition strategy is to target those companies with strong clinical reputations and quality contracts with larger hospitals.

     NET REVENUES. Revenues are recorded in the period the services are rendered as determined by the respective contract with the healthcare providers. As is standard in the healthcare industry, revenue is reported on an accrual basis, net of estimated third party contractual adjustments. Further adjustments are recorded to reflect amounts estimated to be uncollectible based upon individual contract experience. As a result, gross and net revenue differ considerably. Our revenue recognition policy is based largely on historical receipts of gross receivables. We update and record reserves on an ongoing basis based on the age of receivables and our experience with payors depending on the location and service provided. Revenue in all of our financial statements is reported on a net basis. See Notes 2 and 3 to the Consolidated and Combined Audited Financial Statements.

     Approximately 30% of our net revenue from fee-for-service contracts is derived from payments made by government sponsored healthcare programs (principally, Medicare and Medicaid). These programs are subject to substantial regulation by the federal and state governments. Funds received under Medicare and Medicaid are subject to audit, accordingly, retroactive adjustments of these revenues may occur. We, however, have never had any substantial retroactive adjustment due to a Medicare or Medicaid audit. Reimbursable fee payments for Medicare and Medicaid patients for certain services are defined and limited by Health Care Financing Administration and some state laws and regulations.

     PROFESSIONAL EXPENSES. Professional expenses primarily consist of fees paid to physicians under contract with us, outside collection fees relating to independent billing contracts, operating expenses of our internal billing centers and professional liability insurance premiums for physicians under contract. Approximately 67% of our physicians are independently contracted physicians who are not employed by us, and the remainder are our employees. We typically pay ED physicians a flat hourly rate for each hour of coverage provided. We pay radiologists and primary care physicians an annual salary. The hourly rate varies depending on whether the physician is independently contracted or an employee. Independently contracted physicians are required to pay a self-employment tax, social security and expenses that we pay for employed physicians. As such, employed physicians typically receive a lower flat hourly rate.

     Medical malpractice liability expenses are recorded under professional expenses. Under GAAP, the cost of medical malpractice claims, which includes costs associated with litigating or settling claims, is accrued when the incidents that give rise to the claims occur. Estimated losses from asserted and unasserted claims are accrued either individually or on a group basis, based on the best estimates of the ultimate costs of the claims and the relationship of past reported incidents to eventual claim payments. The accrual includes an estimate of the losses that will result from incidents which occurred during the claims made period, but were not reported during such period. Such claims are referred to as incurred-but-not-reported claims. Our historical statements of operations include a medical malpractice liability expense that is comprised of three components including insurance premiums, incurred-but-not-reported claims estimates, and self-insurance costs.

     MedPartners agreed as a condition of the Transactions to purchase insurance policies covering all liabilities and obligations for any claim for medical malpractice arising at any time in connection with our operation, our subsidiaries and any of the affiliated physicians or other healthcare providers prior to the closing date of the Transactions for which we or any of our subsidiaries become liable. This has resulted in our being insured for any malpractice liabilities originating prior to the Transactions. As a result, our cash expense for medical malpractice in 1999 is expected to be substantially less than our accrued expense of approximately $21.3 million. See "Relationships and Related Transactions." Additionally, medical malpractice expense under GAAP includes estimates of non-cash expenses relating to incurred-but-not-reported claims and self-insured costs. To the extent that any such estimates are included, our 1999 cash medical malpractice expense will likely be less than our 1999 GAAP medical malpractice expense.

     We have entered into an agreement with a major national provider of medical malpractice insurance, for a medical malpractice expense insurance policy that will cover us for all claims made during the term of the agreement, which is a minimum of two years. The policy does not cover incidents that occur during such term, but for which no claim is made during the term. In March 2001, we will have the option to purchase a policy from the insurer that will cover the liability for all medical malpractice claims relating to incidents that occur during the term of the policy but for which no claim is made during such period. To the extent that we purchase such a tail policy, our cash and GAAP medical malpractice expense in 1999 and 2000 will be essentially equivalent. To the extent that we do not purchase such a tail policy, our cash medical malpractice expense will continue to be substantially less than its GAAP medical malpractice expense until such a policy is purchased or future medical malpractice claims estimated in our incurred-but-not-reported claims are actually payable.

     NOVATION PROGRAM. Prior to closing the InPhyNet Medical Management, Inc. ("InPhyNet") merger, MedPartners and InPhyNet developed a program (the "Novation Program") to provide a form of medical malpractice insurance for InPhyNet's physician services, government services and hospital-based businesses. The program was designed to protect MedPartners from InPhyNet's malpractice exposure for all periods prior to the MedPartners merger and to allow InPhyNet to begin with new first-year claims made insurance coverage as of the effective date of the merger. Reserves for liabilities within the Novation Program are recorded on MedPartners balance sheet and not on our balance sheet. A related non-cash charge of $11.0 million, however, was allocated to us in the year ended December 31, 1997 and is included in the line item for Novation Program expense allocation on the consolidated and combined statements of operations. These liabilities were not be assumed by us in the recapitalization. Moreover, under the recapitalization agreement, MedPartners agreed to purchase, at its sole cost and expense, for the benefit of Team Health Holdings, insurance policies covering all liabilities and obligations for any claims for medical malpractice arising at any time in connection with our operations and those of our subsidiaries prior to the closing date of the Transactions for which we or any of our subsidiaries or physicians become liable.

     PARENT MANAGEMENT FEE. Prior to the recapitalization, MedPartners provided us with certain corporate services, including legal services, risk management, administration of certain employment benefits, tax advice and preparation of tax returns, software support services and some financial and other services. These fees were allocated to us based on MedPartners' estimate of the approximate costs incurred. The amounts recorded by us for these allocations on the consolidated and combined financial statements were $1.1 million, $1.7 million and $2.9 million for the years ended December 31, 1996, 1997 and 1998, respectively. The amounts allocated are not necessarily indicative of the actual costs which may have been incurred. These expenses are expected to be significantly higher on a stand-alone basis. Management and independent consultants have carefully examined the costs we expect to incur as a stand-alone entity and estimates those costs would have been approximately $5.9 million in 1998.

     MERGER COSTS. We incurred non-recurring merger costs that were included in income from operations in association with the pooling acquisitions that occurred in 1996 and 1997. These costs included:

     (1) investment banking and professional fees;

     (2) severance costs and related benefits;

     (3) impairment of assets;

     (4) conforming accounting policies;

     (5) operational restructuring; and

     (6) other related charges.

     OPERATIONS IMPROVEMENT PROGRAM. In 1998, we engaged an independent consulting firm to coordinate a process improvement study, which focused largely on our billing and collections services and on controllable costs. The process improvement study indicated opportunities for improvement through, among other things, a combination of insourcing all billing and collections functions and improving productivity. In order to capitalize on these opportunities, we are implementing a comprehensive program to maximize productivity and improve profitability. The three primary initiatives of the operations improvement program include:

     - integrating our twelve billing locations into a national network of four billing centers operating on the uniform IDX billing system;

     - consolidating call centers from four locations to one central location;
       and

     - reducing controllable costs.

     In the past two years, we have experienced a 22% increase in collection rates on delinquent accounts receivable and a 220% increase in the rate paid to us by third party factoring agents on closed accounts receivable. We began the operations improvement program in the second half of 1998, and we expect substantially all of the initiatives to be fully implemented by the end of 1999.

     INCOME TAXES. Prior to the recapitalization, we were included as a part of some state and local tax returns and the consolidated federal tax return of MedPartners. As a result, the provision for income taxes was calculated and allocated to us from MedPartners. The amounts allocated are not necessarily indicative of the actual costs which may have been incurred by us on a stand-alone basis.

     338(h)(10) ELECTION. In conjunction with the recapitalization, we made an election under section 338(h)(10) of the Internal Revenue Code of 1986, as amended. As a result, we will realize an increase in our deferred tax assets as the recapitalization is expected to be treated as a taxable business combination for federal and state income tax purposes, which results in a step-up in our tax basis. This higher basis will result in an anticipated cash tax benefit of approximately $6.7 million per year over each of the next 15 years, if fully utilized.

RESULTS OF OPERATIONS

     The following discussion provides an analysis of our results of operations and should be read in conjunction with our consolidated and combined financial statements and notes included elsewhere in this prospectus. The operating results of the periods presented were not significantly affected by inflation.

     The following table sets forth the components of net income and EBITDA as a percentage of net revenues for the periods indicated:

                                                                         THREE MONTHS
                                                                            ENDED
                                             YEAR ENDED DECEMBER 31,      MARCH 31,
                                             -----------------------    --------------
                                             1996     1997     1998     1998     1999
Net revenue................................  100.0%   100.0%   100.0%   100.0%   100.0%
                                             =====    =====    =====    =====    =====
Professional expenses......................   76.3     78.0     78.6     78.9     78.6
General and administrative expenses........   13.5     12.1     10.7     11.4     11.4
Depreciation and amortization..............    1.2      1.3      1.8      1.5      1.7
Operating income...........................    9.0      8.7      9.0      8.3      8.3
Novation program expense...................     --      2.2       --       --       --
Merger expenses............................    2.5      4.5       --       --       --
MedPartners' management fee................    0.2      0.3      0.5      0.6       --
Interest expense, net......................    0.1      0.2      1.0      0.4      1.2
Goodwill impairment charge.................     --       --      0.5       --       --
Other expenses.............................     --      0.2      0.2       --       --
Income tax expense (benefit)...............    2.1      1.0      2.9      3.0     (3.2)
     Net income (loss).....................    4.1      0.4      3.7      4.2     (5.4)
EBITDA.....................................   10.2      9.9     10.8      9.8     10.0

FIRST QUARTER ENDED MARCH 31, 1999 COMPARED TO THE FIRST QUARTER ENDED MARCH 31, 1998

     NET REVENUE. Revenues for 1999 increased $4.9 million or 3.7% to $137.9 million from $133.0 million in 1998. Same contract revenue increased $7.7 million, or 7.0% to $118.4 million in 1999 from $110.7 million in 1998. Same contract revenue consists of revenue derived from contracts under management from the beginning of the prior period through the end of the subsequent period. Acquisitions contributed $9.5 million of the increase in net revenue. Revenue generated from new contracts obtained through internal sales contributed $6.8 million. The increase in revenues was partially offset by a net decrease of $16.0 million associated with contracts terminated during the period. Additionally, revenue growth is offset by a decline of $3.2 million attributable to the adoption of a new accounting rule that restricts our ability to consolidate the revenue of an affiliate operation beginning in 1999.

     PROFESSIONAL EXPENSES. Professional expenses for 1999 increased 3.3% to $108.4 million from $104.9 million in 1998. This increase was due primarily to normal expected cost increases in professional and medical support costs. As a percentage of net revenue, professional expenses declined slightly from 78.6% in 1999 from 78.9% in 1998.

     GROSS PROFIT. Gross profit increased to $29.5 million in 1999 from $28.1 million in 1998. Gross profit as a percentage of revenues was 21.4% during 1999 and 21.2% during 1998 due to the factors described above.

     GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses for 1999 increased slightly to $15.7 million from $15.1 million in 1998. General and administrative expenses as a percent of revenues remained flat at 11.4% in the 1999 and the 1998 periods.

     DEPRECIATION AND AMORTIZATION. Depreciation and amortization for 1999 increased 15.4% to $2.4 million from $2.0 million in 1998. The increase was due primarily to additional depreciation associated with equipment purchases and goodwill associated with acquisitions during 1998.

     RECAPITALIZATION EXPENSES AND MANAGEMENT FEES. Recapitalization expenses and management fees for 1999 were $21.5 million compared to $0.7 million in 1998. This increase was primarily due to expenses of $21.5 million incurred in 1999 to effect the recapitalization.

     INTEREST EXPENSE. Interest expense in 1999 increased to $1.6 million from $0.6 million in 1998. The increase in interest expense is due to the senior bank facility and old notes issued during 1999.

     INCOME TAX BENEFIT/EXPENSE. Income tax benefit in 1999 was $4.4 million as compared to income tax expense in 1998 of $4.0 million. The benefit in 1999 was due primarily to the expenses incurred in the recapitalization.

     NET LOSS/INCOME. Net loss for 1999 was $7.5 million as compared to net income of $5.5 million in 1998. This change was primarily due to the factors described above.

     EBITDA. EBITDA for 1999 increased 5.4% to $13.7 million from $13.0 million in 1998. EBITDA margin increased to 10.0% in the 1999 period from 9.8% in the 1998 period. The increase in EBITDA and EBITDA margin were due to the factors described above.

YEAR ENDED DECEMBER 31, 1998 COMPARED TO THE YEAR ENDED DECEMBER 31, 1997

     NET REVENUE. Net revenue for 1998 increased 7.1% to $547.8 million from $511.2 million for 1997. Same contract revenue increased $22.9 million, or 5.7% to $424.8 million in 1998 from $401.9 million in 1997. Same contract revenue consists of revenue derived from contracts under management from the beginning of the prior period throughout the end of the subsequent period. Acquisitions contributed $40.3 million of the increase in net revenue. Revenue generated from new contracts obtained through incremental sales contributed $29.0 million. The increase in revenues was partially offset by a net decrease of $55.6 million associated with contracts terminated in 1998. We believe the net loss of contracts during 1998 is primarily attributable to issues related to the perceived financial condition of MedPartners, uncertainty regarding our potential sale, and the termination of a number of low margin contracts associated with InPhyNet.

     PROFESSIONAL EXPENSES. Professional expenses for 1998 increased 7.9% to $430.4 million from $398.7 million in 1997. This increase was due primarily to the net growth in contracts requiring additional medical professionals as well as expected cost increases in professional and medical support costs. As a percentage of net revenue, professional expenses increased to 78.6% in 1998 from 78.0% in 1997.

     GROSS PROFIT. Gross profit for 1998 increased 4.4% to $117.4 million from $112.5 million in 1997. Gross profit as a percentage of revenue decreased to 21.4% in 1998 from 22% in 1997, primarily due to the factors described above.

     GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses for 1998 decreased 5.3% to $58.4 million from $61.6 million in 1997. General and administrative expenses as a percentage of revenues decreased to 10.7% in 1998 from 12.1% in 1997. The decrease in general and administrative expenses was due primarily to the ability to grow revenue while eliminating duplicative corporate overhead expenses.

     DEPRECIATION AND AMORTIZATION. Depreciation and amortization for 1998 increased 50.9% to $9.7 million from $6.5 million in 1997. The increase was due primarily to additional depreciation associated with equipment purchases and increases in goodwill amortization associated with acquisitions.

     MERGER EXPENSES, NOVATION PROGRAM EXPENSE ALLOCATION, AND PARENT'S MANAGEMENT FEES. Merger expenses, Novation program expense allocation, and parent's management fees for 1998 decreased to $2.9 million from $35.6 million in 1997. This decrease was primarily due to a combination of the following:

     - a decrease in merger expenses of $22.9 million from 1997 to 1998 associated with acquisitions;

     - an $11.0 million non-recurring charge in 1997 from MedPartners for the Novation program associated with InPhyNet's professional liability insurance coverage; and

     - an increase of $1.3 million in parent's management fees from 1997 to 1998.

     NET INCOME. Net income for 1998 increased to $20.5 million from $2.3 million in 1997. This increase was primarily due to the factors described above with an offset from an increase of $4.4 million in interest expense from 1997 to 1998. The increase in interest expense was the result of our parent company internally assessing interest on the balance of the intercompany account during 1998 which was not a consistent practice by our parent in 1997. Also offsetting the increase in net income was an increase in income tax expense of $10.9 million from 1997 to 1998.

     EBITDA. EBITDA for 1998 increased 16.1% to $59.1 million from $50.9 million for 1997. EBITDA margin increased to 10.8% in 1998 from 9.9% in 1997. The increase in EBITDA and EBITDA margin were due to the factors described above.

YEAR ENDED DECEMBER 31, 1997 COMPARED TO THE YEAR ENDED DECEMBER 31, 1996

     NET REVENUE. Net revenue for 1997 increased 10.3% to $511.2 million from $463.4 million in 1996. Same contract revenue increased $20.4 million, or 4.9% to $436.0 million in 1997 from $415.6 million in 1996. Same contract revenue consists of revenue derived from contracts under management from the beginning of the prior period through the end of the subsequent period. Acquisitions contributed $19.6 million of the increase in net revenue. Revenue generated from new contracts obtained through incremental sales contributed $21.2 million. The increase in revenues was partially offset by a net decrease of $13.4 million associated with contracts terminated in 1997.

     PROFESSIONAL EXPENSES. Professional expenses for 1997 increased 12.8% to $398.7 million from $353.6 million in 1996. This increase was due primarily to the net growth in contracts requiring additional medical professionals as well as normal expected cost increases in professional and medical support costs. As a percentage of net revenue, professional expenses increased to 78.0% in 1997 from 76.3% in 1996.

     GROSS PROFIT. Gross profit for 1997 increased 2.5% to $112.5 million from $109.8 million for 1996. Gross profit as a percentage of revenues decreased to 22.0% in 1997 from 23.7% in 1996. Gross profit increased primarily due to additional staffing contracts. Gross profit as a percentage of revenues decreased primarily due to the factors described above.

     GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses for 1997 decreased 1.3% to $61.6 million from $62.4 million in 1996. As a percentage of revenue, general and administrative expenses decreased 12.1% in 1997 from 13.5% in 1996. The decrease in general and administrative expenses was due primarily to the ability to grow revenue while eliminating duplicative corporate overhead expenses.

     DEPRECIATION AND AMORTIZATION. Depreciation and amortization for 1997 increased 14.7% to $6.5 million from $5.6 million in 1996. The increase was due primarily to additional depreciation associated with equipment purchases and increases in goodwill amortization associated with acquisitions.

     MERGER EXPENSES, NOVATION PROGRAM EXPENSE ALLOCATION, AND PARENT'S MANAGEMENT FEES. Merger expenses, novation program expense allocation and parent's management fees for 1997 increased to $35.6 million from $12.6 million in 1996. This increase was due primarily to a combination of an increase in merger expenses of $11.4 million from 1996 to 1997 associated with acquisitions and an $11.0 million non-recurring charge in 1997 from MedPartners for the Novation program associated with InPhyNet's professional liability insurance coverage.

     NET INCOME. Net income for 1997 decreased to $2.3 million from $19.0 million in 1996. This decrease was due primarily to the factors described above with an offset from a decrease of $5.0 million in income tax expense from 1996 to 1997.

     EBITDA. EBITDA for 1997 increased 7.4% to $50.9 million from $47.3 million for 1996, and EBITDA margin decreased to 9.9% in 1997 from 10.2% in 1996. The decreases in EBITDA and EBITDA margin were due to the factors described above.

LIQUIDITY AND CAPITAL RESOURCES

     HISTORICAL

     Historically, funds generated from operations, together with funds available from MedPartners, have been sufficient to meet our working capital requirements and debt obligations and to finance any necessary capital expenditures. Expansion of our business through acquisitions may require additional funds, which to the extent not provided by internally generated sources, cash and the senior bank facilities, will require us to seek additional external financing.

     As of March 31, 1999, we had $102.9 million in working capital, as compared to $99.5 million as of December 31, 1998. Our principal sources of liquidity consisted of:

     (1) cash, cash equivalents, and marketable equity securities aggregating $20.3 million as of March 31, 1999 and $3.9 million as of December 31, 1998,

     (2) accounts receivable totaling $151.5 million as of March 31, 1999 and $148.4 million as of December 31, 1998 and

     (3) $50.0 million of borrowing capacity under the revolving credit facility of the senior bank facility.

     For the three months ended March 31, 1999, $8.3 million in cash was provided by operations resulting from a net loss and negative change in operating assets and liabilities offset by recapitalization expenses. The negative change in operating assets and liabilities consists of an increase in accounts receivable and income tax receivable offset by an increase in accounts payable and other liabilities. Cash of $1.8 million was used in investing activities for the three months ended March 31, 1999 related to purchases of property and equipment. Cash of $10.3 million was provided by financing activities for the three months ended March 31, 1999 as proceeds from borrowings under the senior bank facilities and old notes exceeded payments made to MedPartners in connection with recapitalization and the transaction costs thereof. Additionally, we repaid $5.0 million of the term loans shortly after closing the recapitalization.

     For the three months ended March 31, 1998, $13.0 million in cash was provided by operations due to net income, non-cash charges such as depreciation and amortization, and a positive change in operating assets and liabilities. The positive change in operating assets was driven by growth in malpractice reserves and accrued compensation offset by growth in accounts receivable resulting from acquisitions during the quarter. Cash of $10.7 million was used in investing activities for the three months ended March 31, 1998 related to payments for business acquisitions and purchases of property and equipment. Cash of $5.9 million was provided by financing activities for the three months ended March 31, 1999 due to working capital transfers from MedPartners offset by the repayment of long-term debt.

     As of December 31, 1998 and 1997, we had $99.5 million and $92.0 million in working capital, as compared to $86.7 million as of December 31, 1996. Our principal sources of liquidity consisted of:

     (1) cash and cash equivalents of $3.9 million as of December 31, 1998, $5.5 million as of December 31, 1997 and $5.6 million as of December 31, 1996,

     (2) accounts receivable totaling $148.4 million as of December 31, 1998, $130.8 million as of December 31, 1997 and $110.3 million as of December 31, 1996 and

     (3) the ability to access working capital through transfers from MedPartners.

     For the year ended December 31, 1998, $43.4 million in cash was provided by operations due to positive net income combined with non-cash charges such as depreciation, amortization, goodwill impairment charge, parent's management fees, the cumulative effect of an accounting change, and a positive change in operating assets and liabilities. During this period, we began to liquidate the accounts receivable that were built up in prior periods due to independent contractor physician provider application issues. Cash of $22.9 million was used in investing activities for the year ended December 31, 1998 related to payments for merger activities, business acquisitions, and purchases of property and equipment. Cash of $22.1 million was used in financing activities for the year ended December 31, 1998 as a result of working capital transfers to MedPartners offset by a positive change in tax accounts.

     For the year ended December 31, 1997, $43.3 million in cash was provided by operations due to positive net income combined with non-cash charges such as depreciation and amortization, merger charges, Novation program expense allocation, and parent's management fees that more than offset the negative change in operating assets and liabilities. The negative change in operating assets and liabilities of $1.9 million was primarily due to an increase in accounts receivable, resulting from the start up of several new billing contracts during 1997, as well as a continuation of the delay in fee-for-service reimbursement due to the Health Care Financing Administration's temporary moratorium on issuing provider numbers for independent contractor physicians which began in the middle of 1996. Cash of $34.3 million was used in investing activities for the year ended December 31, 1997 related to payments for merger charges, business acquisitions, and purchases of property and equipment. Cash of $9.1 million was used in financing activities for the year ended December 31, 1997 due to working capital transfers to MedPartners and the repayment of long-term debt.

     For the year ended December 31, 1996, $12.4 million in cash was provided by operations as net income and non-cash charges such as amortization and depreciation, merger charges, and parents' management fees were greater than the significant negative change in operating assets and liabilities. A primary component of the negative change in operating assets and liabilities of $25.0 million related to an increase in accounts receivable resulting from the start up of several new billing contracts during 1996, as well as a slowdown in fee-for-service reimbursement due to the Health Care Financing Administration's temporary moratorium on issuing provider numbers for independent contractor physicians. Cash of $11.4 million was used in investing activities for the year ended December 31, 1996 related to payments for merger activities and purchases of property and equipment. Cash of $3.4 million was used in financing activities for the year ended December 31, 1996 as the repayment of long-term debt and negative change in tax accounts combined to exceed the working capital transfers from MedPartners.

     FOLLOWING THE RECAPITALIZATION

     We have and following the offering of the exchange notes will continue to have significant amounts of scheduled debt payments, including interest and principal repayments on the exchange notes and under the senior bank facilities. In addition, we may be required to make earnout payments assumed by us in connection with the recapitalization. We believe that the aggregate amount of such earnout payments will not exceed $19.8 million. We intend to fund our future working capital, capital expenditures and debt service requirements through cash flow generated from operations and borrowings under the senior bank facilities. For the year ended December 31, 1998, we generated cash from operations of approximately $43.4 million and made net capital expenditures of approximately $5.0 million.

     We believe that cash flow from operations and availability under the senior bank facilities will provide adequate funds for our foreseeable working capital needs, planned capital expenditures, potential earnout payments and debt service obligations. Any future acquisitions, joint ventures or similar transactions will likely require additional capital and there can be no assurance that any such capital will be available to us on acceptable terms or at all. Our ability to fund our working capital needs, planned capital expenditures and debt service obligations, to refinance indebtedness and to comply with all of the financial covenants under our debt agreements, depends on our future operating performance and cash flow, which in turn are subject to prevailing economic conditions and to financial, business and other factors, some of which are beyond our control.

MANAGEMENT INFORMATION SYSTEMS AND THE IMPACT OF THE YEAR 2000

     Our information technology department consists of an in-house staff of 56 professionals. This department provides support for all of the regional operating units through a centralized, integrated network. For selected regional operating units with more complex needs, members of our professional staff are located on site to provide support.

     We support our business operations through a wide area network. Based on the commonality of functions across the business units, the wide area network enhances the support of the business applications, facilitates communication across the enterprise and allows flexibility in addressing changing business needs and technology advancements. In addition, we are in the process of upgrading our core applications to enhance the integration of the business units.

     We are in the process of formulating and implementing a plan designed to ensure that all application software and hardware used in connection with our management information systems, including internally developed systems and software purchased from outside vendors, will manage and manipulate data involving the transition of dates from 1999 to 2000 without functional or data abnormality and without inaccurate results related to such dates. Due to the fact that existing software often defines each year with two digits rather than four digits, our computers that have date-sensitive software may recognize a date using "00" as occurring in the year 1900 rather than the year 2000. This phenomenon could result in abnormalities and inaccuracies and cause a disruption of our operations, including a temporary inability to process customer orders, send invoices or engage in other normal business activities.

     We are making satisfactory progress with our year 2000 compliance plan, which consists of the following stages:

     (1) Production of an inventory of our hardware and software systems.

     (2) Identification of where problems exist.

     (3) Diagnosis of solutions to problems.

     (4) Implementation of solutions.

     (5) Confirmation from major suppliers and customers that they will be year 2000 compliant by the end of 1999.

     We have completed the production of an inventory of our hardware and software systems and identified several areas in which either our software or hardware is not year 2000 compliant. In most instances, we will replace noncompliant systems with compliant ones. We have established project timetables for our remediation efforts and hold weekly progress meetings to review progress made on such remediation efforts. Our project timetables project completion of our remediation efforts in October 1999. Our remediation efforts are on schedule with the project timetables.

     Pursuant to the recapitalization agreement, MedPartners agreed to provide us with some transition services. Some of these transition services will involve our use of MedPartners' hardware and software systems. Thus, we will be subject to the risk that these MedPartners systems are not Year 2000 compliant. In February 1999, we mailed a letter to MedPartners requesting such compliance.

     In addition to identifying and remedying our own noncompliant systems, we have requested that each of our customers and suppliers take steps to ensure that their own systems are year 2000 compliant. In February 1999, letters requesting such compliance were mailed to each of our customers and suppliers.

     The total cost of achieving year 2000 compliance is forecast to be $1.9 million. As of March 31, 1999, we have spent approximately $827,000 in connection with our year 2000 compliance plan.

     Implementation of our remediation efforts is reviewed on a weekly basis. If it becomes apparent that automated processes cannot be made year 2000 compliant, we will resort to manual processes, utilizing temporary staffing in order to perform the additional workload resulting from year 2000 related malfunctions.

  Risks from Year 2000 Issues

     We believe that we have an effective plan to address and remediate the year 2000 issues for systems of our company. Although we believe that we will complete our action plan by September, 1999, as noted above, we have not yet completed all the necessary phases of our year 2000 systems program.

     In the event we do not successfully complete our internal year 2000 program, we may experience disruptions in our ability to provide services to our clients and support for our independent contractors and employee physicians. If these disruptions are significant, they could cause a material adverse effect to the results of our operations. However, based upon our current assessment of our year 2000 program, Team Health does not expect to experience any significant disruptions to its ability to conduct normal business activities that would have a material long term affect on the results of its business operations.

     In addition to our own internal risk factors, we, like most companies, are subject to a wide variety of external risk factors associated with the year 2000 issue. In the opinion of management, these risk factors are so numerous and nebulous that management cannot provide a meaningful and quantifiable estimate of how these external risk factors may impact our company. Although we have no reason to believe that this will occur, in a "worst case scenario," a wide scale downturn in the domestic and/or international economies could occur if year 2000 problems caused significant disruptions to banking services, and power and communication utilities, or shipping and transit systems. Should this occur, it would probably have a significant negative effect on our business operations.

     Although we do not subscribe to this "worst case scenario," we could experience some degree of adverse impact to our business operations if key clients or service providers suffer year 2000 problems. Team Health has 375 contracts with clients, and in 1998 our largest contract accounted for less than 1.5% of our net revenue. With such a diverse contract base, the risk for an adverse impact on our business operations resulting from the year 2000 problems of a single customer is reduced, but not eliminated. In addition, there can be no guarantee that several of our key customers will not have year 2000 problems despite their own internal remediation efforts.

     In summary, we may or may not incur a material adverse impact to our business operations depending on the magnitude and duration of any disruptions to our internal systems and/or the systems of our trading partners. We believe that the diversity of our contract base reduces the overall exposure and expects that the consequences of any unsuccessful remediation will not be significant. However, there can be no assurance that our efforts or those of other entities will be successful, or that any potential failure would not have a significant negative effect on our operating results or financial condition.

  Contingency Plans

     We are in the process of developing contingency plans and actions for year 2000 issues related to both internal and external systems. As part of this planning, we are evaluating the incremental cost of the contingency alternatives as compared to the perceived level of risk for year 2000 problems. In some cases we have determined that the perceived level of risk does not justify the cost of the contingency alternative. Contingency plans involve consideration of a number of possible actions, including, to the extent necessary or justified, the selection of alternative service providers and adjustments to staffing strategies. We plan to continue developing and modifying our contingency plans throughout 1999 as we monitor and evaluate the progress of our internal and external year 2000 compliance program.

SEASONALITY

     Historically, our sales and operating results have reflected minimal seasonal variations due to our geographic diversification.

RECENTLY ISSUED ACCOUNTING STANDARDS

     In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS No. 131 is effective for financial statements for fiscal years beginning after December 15, 1997. SFAS No. 131 will have no effect on our results of operations, financial position or cash flows.

     In February 1998, the Financial Accounting Standards Board issued SFAS No. 132, "Employers' Disclosures About Pensions and Other Post-retirement Benefits." SFAS No. 132 revises employers' disclosures about pension and other post-retirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis, and eliminates certain disclosures that no longer are useful. SFAS No. 132 is effective for financial statements for fiscal years beginning after December 15, 1997. SFAS No. 132 has no impact on our results of operations, financial position, or cash flows.

     In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 requires all derivatives to be measured at fair value and recognized as either assets or liabilities on the balance sheet. Changes in such fair value are required to be recognized immediately in net income (loss) to the extent the derivatives are not effective as hedges. SFAS No. 133 is effective for fiscal years beginning after June 15, 2000 and is effective for interim periods in the initial year of adoption. At the present time, we do not feel the adoption of SFAS No. 133 will have a significant effect on our results of operations, financial position, or cash flows.

     In March 1998, the EITF concluded its discussion on Issue No. 97-2 related to the Application of APB Opinion No. 16, Business Combinations, and FASB Statement No. 94, Consolidation of All Majority-Owned Subsidiaries, to Physician Practice Management Entities. The Task Force established the criteria for determining when a Physician Practice Management Entity could consolidate or combine with a physician's practice. We have considered all implications, and does not feel this issue will have a significant effect on our results of operations, financial position, or cash flows.

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

                                    BUSINESS

     The market and industry data we present in this prospectus are based upon third party data or have been derived from sources of industry data. While we believe that such estimates are reasonable and reliable, in some cases, these estimates cannot be verified by information available from independent sources. Accordingly, we cannot assure you that the market share data are accurate in all significant respects.

     VBS(TM), WaitLoss(TM) and TeamWorks(TM) are our trademarks. Team Health(R), InPhyNet Medical Management(R), InPhyNet(R), MetroAmerican Radiology(R), M and Design(R), Park Med(R), SEP(R), Southeastern Emergency Physicians(R), Emergency Coverage Corporation(R) and ECC(R) are our service marks. TeamWorks(TM) and VBS(TM) are our proprietary software systems. Tradenames and trademarks of other companies appearing in this prospectus are the property of their respective holders.

INTRODUCTION

     We are the largest national provider of outsourced physician staffing and administrative services to hospitals and clinics in the United States, with 375 hospital contracts in 25 states. Our regional operating model includes comprehensive programs for emergency medicine, radiology, inpatient care, pediatrics and other hospital departments. We provide a full range of physician staffing and administrative services, including the:

     - staffing, recruiting and credentialing of clinical and non-clinical medical professionals;

     - provision of administrative support services, such as payroll, insurance coverage and continuing education services; and

     - billing and collection of fees for services provided by the medical professionals.

     Since our inception in 1979, we have focused primarily on providing outsourced services to EDs, which accounted for approximately 80% of our net revenue in 1998. We generally target larger hospitals with high volume EDs (more than 15,000 patient visits per year), where we believe we can generate attractive margins, establish stable long-term relationships, obtain attractive payor mixes and recruit and retain high quality physicians. In 1998, we generated net revenue and pro forma EBITDA of $547.8 million and $54.3 million, respectively.

     The healthcare environment is becoming increasingly complex due to changes in regulations, reimbursement policies and the evolving nature of managed care. As a result, hospitals are under significant pressure to improve the quality and reduce the cost of care. In response, hospitals have increasingly outsourced the staffing and management of multiple clinical areas to contract management companies with specialized skills and standardized models to improve service, increase the quality of care and reduce administrative costs. Specifically, hospitals have become increasingly challenged to manage EDs effectively due to:

     - increasing patient volume;

     - complex billing and collection procedures; and

     - the legal requirement that EDs examine and treat all patients.

     We believe we are well positioned to continue to capitalize on the current outsourcing trends as a result of our:

     - national presence;

     - sophisticated information systems and standardized procedures that enable us to efficiently manage our staffing and administrative services as well as the complexities of the billing and collections process;

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

     - demonstrated ability to improve productivity, patient satisfaction and quality of care while reducing overall cost to the hospital; and

     - successful record of recruiting and retaining high quality physicians.

In addition, our regional operating model allows us to deliver locally focused services while benefitting from the operating efficiencies, infrastructure and capital resources of a large national provider.

     We believe we are well positioned to capitalize on the growth of the overall healthcare industry as well as the growth of the ED sector. According to the Health Care Financing Administration, national healthcare spending is expected to increase from 13.6% of gross domestic product, or $1.0 trillion, in 1996 to 16.4% of gross domestic product, or $2.1 trillion, by the year 2007, representing a 6.8% compound annual growth rate. Hospital services have historically represented the single largest component of these costs, accounting for approximately 34% of total healthcare spending in 1997. According to industry sources, in 1997, approximately 5,000 U.S. hospitals operated EDs and 80% of these hospitals outsourced their EDs. In the same year, ED expenditures were approximately $20 billion, with ED physician services accounting for approximately $7 billion. According to the American Hospital Association, EDs handle approximately 100 million patient visits annually and nearly 40% of all hospital inpatient admissions originate in the ED. In addition, the average number of patient visits per ED increased at a compound annual growth rate of approximately 3.0% between 1988 and 1996.

COMPETITIVE STRENGTHS

     We believe we are able to compete effectively due to the following strengths:

     LEADING MARKET POSITION. We are the largest national provider of outsourced emergency physician staffing and administrative services in the United States. In addition, we are the second largest provider of outsourced radiology staffing and administrative services and have a growing presence in other hospital departments. We believe our ability to spread the relatively fixed costs of our corporate infrastructure over a broad national contract and revenue base generates significant cost efficiencies that are generally not available to smaller competitors. As a full-service provider with a comprehensive understanding of changing healthcare regulations and policies and the management information systems that provide support to manage these changes, we believe we are well positioned to gain market share from less sophisticated local and regional service providers. Furthermore, we have a geographically diverse base of 375 hospital contracts, with an average contract tenure of approximately 6.8 years. In 1998, no single contract accounted for more than 1.5% of our net revenue, and as a result, the loss of any contract would not significantly impact our financial performance.

     REGIONAL OPERATING MODEL SUPPORTED BY A NATIONAL INFRASTRUCTURE. We service our client hospitals from 13 regional operating units, which allows us to deliver locally focused services with the resources and sophistication of a national provider. Our local presence creates closer relationships with hospitals, resulting in responsive service and high physician retention rates. Our strong relationships in local markets enable us to effectively market our services to local hospital administrators, who generally make decisions regarding contract awards and renewals. Our regional operating units are supported by our national infrastructure, which includes integrated information systems and standardized procedures that enable us to efficiently manage the operations and billing and collections processes. We also provide each of our regional operating units with centralized staffing support, purchasing economies of scale, payroll administration, coordinated marketing efforts and risk management. We believe our regional operating model supported by our national infrastructure improves productivity and quality of care while reducing the cost of care.

     SIGNIFICANT INVESTMENT IN INFORMATION SYSTEMS AND PROCEDURES. Our proprietary information systems link our billing, collection, recruiting, scheduling, credentialing and payroll functions among our regional operating units, allowing our best practices and procedures to be delivered and implemented nationally while retaining the familiarity and flexibility of a locally-based service provider. Over the last five years, we have spent over $10 million to develop and maintain integrated, advanced systems to facilitate the exchange of information among our regional operating units and clients. These systems include our IDX

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

Billing System, our VBS(TM) patient information system, our WaitLoss(TM) process improvement program, our TeamWorks(TM) physician database and software package and the company-wide application of best practices. As a result of this investment, we believe our average cost per patient billed and average cost per physician recruited are among the lowest in the industry. The strength of our information systems has enhanced our ability to collect patient payments and reimbursements in an orderly and timely fashion and has increased our billing and collections productivity. In the past two years, we have experienced a 22% increase in collection rates on delinquent accounts and a 220% increase in the rates paid to us by third party factoring agents on closed accounts receivable.

     ABILITY TO RECRUIT AND RETAIN HIGH QUALITY PHYSICIANS. A key to our success has been our ability to recruit and retain high quality physicians to service our contracts. While our local presence gives us the knowledge to properly match physicians and hospitals, our national presence and infrastructure enable us to provide physicians with a variety of attractive hospital locations, advanced information and reimbursement systems and standardized procedures. Furthermore, we offer physicians substantial flexibility in terms of geographic location, type of facility, scheduling of work hours, benefits packages and opportunities for relocation and career development. This flexibility, combined with fewer administrative burdens, improves physician retention rates and stabilizes our contract base. We believe we have among the highest physician retention rates in the industry.

     EXPERIENCED MANAGEMENT TEAM WITH SIGNIFICANT EQUITY OWNERSHIP. Our senior management team has extensive experience in the outsourced physician staffing and administrative services industry. Our Chief Executive Officer, Lynn Massingale, M.D., has been with us since our inception in 1979. Our top 23 executives have an average of over 20 years experience in the outsourced physician staffing and medical services industry. Twenty members of our management team contributed an aggregate of $8.5 million in connection with the recapitalization, which, together with performance based options, represents an indirect fully diluted ownership interest of approximately 18.5%. As a result of its substantial equity interest, we believe our management team will have significant incentive to continue to increase our sales and profitability.

GROWTH STRATEGY

     The key elements of our growth strategy are as follows:

     INCREASE REVENUE FROM EXISTING CUSTOMERS. We have a strong record of increasing revenue from existing customers. In 1997 and 1998, net revenue from continuing contracts grew by approximately 5% and 6%, respectively. We plan to continue to increase revenue from existing customers by

     - improving documentation of care delivered, capturing full reimbursement for services provided;

     - implementing fee schedule increases, where appropriate;

     - capitalizing on increasing patient volumes;

     - increasing the scope of services offered within contracted departments;
       and

     - cross-selling services to other hospital departments.

     CAPITALIZE ON INDUSTRY TRENDS TO WIN NEW CONTRACTS. We seek to obtain new contracts by

     - replacing contract management companies at hospitals that currently outsource their services and

     - winning new contracts from hospitals that do not currently outsource.

We believe the number of high volume EDs will grow as patient visits increase and hospital consolidation continues.

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

     Furthermore, we believe that our market share of larger volume EDs is likely to increase as a result of our

     - national presence;

     - sophisticated information systems and standardized procedures that enable us to efficiently manage our core staffing and administrative services as well as the complexities of the billing and collections process;

     - demonstrated ability to improve productivity, patient satisfaction and quality of care while reducing overall cost to the hospital; and

     - successful record of recruiting and retaining high quality physicians.

Since 1996, we have won 89 new outsourced contracts.

     GROW THROUGH ACQUISITIONS. We intend to continue to pursue strategic acquisitions of contracts currently held by local and regional physician groups. Many of these physician groups are faced with increasing pressure to provide the systems and services of a larger organization. The market for outsourced ED physician staffing services is highly fragmented. Approximately 75% of the market is served primarily by small, local and regional physician groups who generally lack the resources and depth of services necessary to compete with national providers. We have developed and implemented a disciplined acquisition methodology utilized by our dedicated in-house mergers and acquisitions team. Since 1996, we have completed 17 acquisitions. We expect to continue to fund acquisitions with a combination of cash and earnout payments based on future operating performance.

     IMPLEMENT OPERATIONS IMPROVEMENT PROGRAM. We have recently initiated a comprehensive program to maximize productivity and improve profitability in our administrative areas. The three primary initiatives of the operations improvement program include:

     - integrating our twelve billing locations into a national network of four billing centers operating on the uniform IDX billing system;

     - consolidating call centers from four locations to one central location;
       and

     - reducing controllable costs.

     We have already experienced increased profitability where our operations improvement program has been implemented. In the past two years, we have experienced a 22% increase in collection rates on delinquent accounts receivable and a 220% increase in the rate paid to us by third party factoring agents on closed accounts receivable. We began the operations improvement program in the second half of 1998. We expect substantially all of the initiatives to be fully implemented by the end of 1999.

INDUSTRY

     According to Health Care Financing Administration, national healthcare spending is expected to increase from 13.6% of gross domestic product, or $1.1 trillion, in 1997 to 15.9% of gross domestic product, or $1.8 trillion, by the year 2005, representing a 6.4% compound annual growth rate. Hospital services have historically represented the single largest component of these costs, accounting for more than 40% of total healthcare spending. In the increasingly complex healthcare regulatory, managed care and reimbursement environment, hospitals are under significant pressure from the government and private payors both to improve the quality and reduce the cost of care. In response, hospitals have increasingly outsourced the staffing and management of multiple clinical areas to contract management companies with specialized skills and a standardized model to improve service, increase the overall quality of care and reduce administrative costs.

     In addition, the healthcare industry is experiencing an increasing trend towards outpatient therapy rather than the traditional inpatient treatment. Healthcare reform, such as the Health Care Financing Administration reimbursement code reforms and the advent of managed care, places an increasing emphasis on reducing the time patients spend in hospitals. As a result, the severity of illnesses and injuries treated in the ED is likely to increase when these patients require emergency medical attention.

     EDS. According to industry sources, in 1997 approximately 5,000 U.S. hospitals operated EDs and 80% of these hospitals had outsourced their ED departments. According to the American Hospital Association, EDs handle nearly 100 million patient visits annually, and nearly 40% of all hospital inpatient admissions originate in the ED. According to the American Hospital Association, the average number of patient visits per ED increased at a compound annual growth rate of 3.0% between 1988 and 1996. The market for outsourced ED medical services is highly fragmented. Approximately 80% of the market is served by a large number of small, local and regional physician groups. These local providers generally lack the depth of services and administrative and systems infrastructure necessary to compete with national providers in the increasingly complex healthcare business and regulatory environment.

     RADIOLOGY. According to the 1998-1999 Medical and Healthcare Marketplace Guide, total spending on radiology services in the U.S. in 1998 was estimated at $69 billion or approximately 5% of annual healthcare expenditures, with 70% of this spending in hospital settings. According to the American College of Radiology, there were approximately 3,200 radiology groups in the U.S. in 1996, representing approximately 27,000 radiologists who performed approximately 350 million radiological procedures in 1995. As with outsourced ED medical services, the market for outsourced radiology services is highly fragmented and served by a large number of small local and regional radiology groups. Competition for outsourced radiology services contracts is intense and based on the ability of the radiology group to provide a high level of medical and non-medical services. Smaller radiology groups are often at a competitive disadvantage since they often lack the capital, range of medical equipment and information systems required to meet the increasingly complex needs of hospitals.

     INPATIENT SERVICES. Hospitalists, physicians whose practice is solely hospital based, care for admitted patients who lack a private physician or whose private physician practices solely in the outpatient setting. According to industry sources, less than 10% of inpatient care services are outsourced by hospitals, and there are only 3,000 hospitalists practicing today. Hospitalists, however, have demonstrated an ability to reduce inpatient costs while maintaining high quality care and patient satisfaction, and industry sources have projected a potential need for 34,000 hospitalists by the year.

CONTRACTUAL ARRANGEMENTS

     HOSPITALS. We provide outsourced physician staffing and administrative services to hospitals under fee-for-service contracts and flat-rate contracts. Hospitals entering into fee-for-service contracts agree, in exchange for granting our affiliated physicians medical staff privileges and exclusivity for services, to authorize us to bill and collect the professional component of the charges for medical services rendered by our contracted and employed physicians. Under the fee-for-service arrangements, we receive direct or indirect disbursements from patients and payors of the amounts collected. Depending on the magnitude of services provided to the hospital and payor mix, we may also receive supplemental revenue from the hospital. In a fee-for service arrangement, we accept responsibility for billing and collection.

     Under flat-rate contracts, the hospital performs the billing and collection services of the professional component and assumes the risk of uncollectibility. In return for providing the physician staffing and administrative services, the hospital pays a contractually negotiated fee for physician coverage.

     In 1998, approximately 76% of our net revenue was generated from fee-for-service contracts. Our contracts with hospitals do not require any material financial outlay, investment obligation or equipment purchase by us other than the professional expenses associated with staffing the contracts.

     Contracts with hospitals generally have terms of three years and are generally automatically renewable under the same terms and conditions unless either party gives notice of an intent not to renew. While most contracts are terminable by either of the parties upon notice of as little as 30 days, the average tenure of our contracts is approximately 6.8 years.

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

     PHYSICIANS. We contract with physicians as independent contractors or employees to provide services to fulfill our contractual obligations to our hospital clients. We typically pay the physicians a flat hourly rate for each hour of coverage provided at rates comparable to the market in which they work, with the exception of those radiologists and primary care physicians employed by us, who are paid a base salary. The hourly rate varies if the physician is independently contracted or an employee. Independently contracted physicians are required to pay a self-employment tax, social security, and workers' compensation insurance premiums. In contrast, we pay these taxes and expenses for employed physicians. As such, employed physicians typically receive a lower flat hourly rate.

     Our contracts with physicians are generally perpetual and can be terminated at any time under certain circumstances by either party without cause, typically upon 180 days notice. In addition, we generally require the physician to sign a two-year non-compete and non-solicitation agreement. Under these agreements, the physician is restricted from divulging confidential information, soliciting or hiring our physicians, inducing termination and competing for or soliciting our clients. As of March 31, 1999, we had working relationships with over 2,160 physicians, of which over 1,450 were independently contracted, and over 230 other healthcare professionals.

SERVICE LINES

     We provide a full range of outsourced physician staffing and administrative services for EDs, radiology, inpatient services, pediatrics, and other departments of the hospital. As hospitals experience growing pressure from managed care companies and other payors to reduce costs while maintaining or improving the quality of service, we believe hospitals will increasingly turn to single-source providers of outsourced physician staffing and administrative services with an established track record of success. As the outsourcing trend grows, we believe our delivery platform of regional operating units supported by a national infrastructure will result in higher customer satisfaction and a more stable contract base than many of our competitors.

     EMERGENCY DEPARTMENT. We are one of the largest providers of outsourced physician staffing and administrative services for the ED in the United States. Approximately 80% of our net revenue in 1998 came from ED contracts. As of March 31, 1999, we independently contracted with or employed approximately 1,940 ED physicians. We contract with the hospital to provide qualified emergency physicians and other healthcare providers for the ED. In addition to the core services of contract management, recruiting, credentialing, staffing and scheduling, we provide our client hospitals with enhanced services designed to improve the efficiency and effectiveness of the ED. Specific programs like WaitLoss(TM) apply proven process improvement methodologies to departmental operations. Publications such as the Emergency Physician Legal Bulletin(TM) and Case Studies of Customer Service in the Emergency Department(TM) are delivered to all client hospitals and physicians on a quarterly basis. Information systems such as the VBS(TM) documentation and billing information system are installed in certain client EDs to improve physician documentation and to track utilization of clinical resources. Physician documentation templates ensure compliance with federal documentation guidelines and allow for more accurate patient billing. By providing these enhanced services, we believe we increase the value of services we provide to our clients and improve client relations. Additionally, we believe these enhanced services also differentiate us in sales situations and improve the chances of being selected in a contract bidding process.

     Since 1996, Team Health has merged with or acquired the contracts of 13 ED physician groups. The acquired ED contracts were generally with hospitals in large markets with an average patient volume exceeding 15,000 per year. Since 1996, we have also successfully negotiated 71 new outsourced ED physician staffing and administrative services contracts. These contracts have been obtained either through direct selling or through a competitive bidding process initiated by hospitals.

     Partially offsetting the growth in the number of ED contracts attributed to acquisitions and direct sales are contract terminations. Since 1996, 85 ED contracts in total were terminated. Our cancellations can be attributed primarily to the elimination of low margin contracts obtained in connection with acquisitions. Hospital cancellations can be attributed to consolidation among hospitals, medical staff

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

politics and pricing. In 1998, we had a net loss of approximately 25 ED contracts. We believe the net loss of contracts during 1998 is primarily attributable to issues related to the perceived financial condition of MedPartners, uncertainty regarding the potential sale of Team Health, and the termination of a number of low margin contracts associated with InPhyNet.

     RADIOLOGY. We believe we are the second largest provider of outsourced radiology physician staffing and administrative services in the United States. We contract directly or through the regional operating units with selected radiologists to provide radiology physician staffing and administrative services. A typical radiology management team consists of clinical professionals, board certified radiologists that are trained in all modalities, and non-clinical professionals and support staff that are responsible for the scheduling, purchasing, billing and collections functions. As of March 31, 1999, we employed over 105 radiologists. We have traditionally focused on the hospital-based radiology market, although we also maintain contracts with outpatient diagnostic imaging centers. We believe the advantages of contracting with us include our ability to provide 24-hour radiology coverage through a combination of on-site services and/or teleradiology coverage (a means of electronically transmitting patient images and consultative text from one location to another).

     INPATIENT SERVICES. We are one of the largest providers of outsourced physician staffing and administrative services for inpatient services which include hospitalist services and house coverage services. Our inpatient services contracts with hospitals are generally on a cost plus or flat-rate basis. As of March 31, 1999, we independently contracted with or employed over 63 inpatient physicians. Since 1996, we experienced net revenue and contract growth in our inpatient services business primarily due to new contract sales, acquisitions, and to a lesser extent, rate increases on existing contracts.

     PEDIATRICS. We are one of the largest providers of outsourced pediatrics physician staffing and administrative services for general and pediatrics hospitals. We provide these services on a cost plus or flat-rate basis. These services include pediatrics emergency medicine and radiology, neonatal intensive care, pediatric intensive care, urgent care centers, primary care centers, observation units and inpatient services. As of March 31, 1999, we independently contracted with or employed over 51 pediatrics physicians. Since 1996, we have experienced net revenue and contract growth in our outsourced pediatrics physician staffing and administrative services business due primarily to new contract sales and acquisitions, and to a lesser extent, rate increases on existing contracts.

     PRIMARY CARE CLINICS AND OCCUPATIONAL MEDICINE. We provide primary care staffing and administrative services in stand-alone primary clinics and in clinics located within the work-site of industrial clients. While such clinics are not a major focus of our business, they are complementary to our hospital client's interests. The primary care clinics are typically a joint venture with a local hospital and serve as an extension of the hospitals' primary care services. We generally contract with the hospital to provide cost-effective, high quality primary care physician staffing and administrative services. We generally contract with an industrial employer to provide physician staffing and administrative services for the occupational medicine clinic.

SERVICES

     We provide a full range of outsourced physician staffing and administrative services for EDs, radiology, inpatient services, pediatrics, and other areas of the hospital.

     Our outsourced physician staffing and administrative services include:

-    Contract Management
-    Staffing
-    Recruiting
-    Credentialing
-    Scheduling
-    Payroll Administration and
     Benefits
-    Information Systems
-    Consulting Services
-    Billing and Collection
-    Risk Management
-    Continuing Education Services

     CONTRACT MANAGEMENT. Our delivery of outsourced physician staffing and administrative services for a clinical area of the hospital is led by an experienced contract management team of clinical and other healthcare professionals. The team includes a Regional Medical Director, an on-site Medical Director and a Client Services Manager. The Medical Director is a physician with the primary responsibility of managing the physician component of a clinical area of the hospital. The Medical Director works with the team, in conjunction with the nursing staff and private medical staff, to improve clinical quality and operational effectiveness. Additionally, the Medical Director works closely with the regional operating unit operations staff to meet the clinical area's ongoing recruiting and staffing needs.

     STAFFING. We provide a full range of staffing services to meet the unique needs of each hospital and clinic. Our dedicated clinical teams include qualified, career-oriented physicians and other healthcare professionals responsible for the delivery of high quality, cost-effective care. These teams also rely on managerial personnel, many of whom have clinical experience, who oversee the administration and operations of the clinical area. As a result of our staffing services, hospitals can focus their efforts on improving their core business of providing healthcare services for their communities as opposed to recruiting and managing physicians. We also provide temporary staffing services of physicians and other healthcare professionals to hospitals and clinics in 25 states.

     RECRUITING. Many hospitals lack the resources necessary to identify and attract specialized, career-oriented physicians. We have a staff of over 25 professionals dedicated to the recruitment of qualified physicians. These professionals are regionally located and are focused on matching qualified, career-oriented physicians with hospitals. Common recruiting methods include the use of our proprietary national physician database, attending trade shows, placing website and professional journal advertisements and telemarketing.

     We have committed significant resources to the development of a proprietary national physician database to be shared among our regional operating units. This database is currently in operation at all but one of the operating units, with final rollout scheduled to be completed over the next six months. The database uses the American Medical Association Masterfile of over 700,000 physicians as the raw data source on potential candidates. Recruiters contact potential prospects through telemarketing, direct mail, conventions, journal advertising and our internet site to confirm and update the information. Prospects expressing interest in one of our practice opportunities provide more extensive information on their training, experience, and references, all of which is added to our database. Our goal is to ensure that the practitioner is a good match with both the facility and the community before proceeding with an interview.

     CREDENTIALING. We conduct a comprehensive review of a candidate's background, academic records and previous medical experience. Once a candidate's application is complete, it is loaded into our proprietary credentials software program. While the hospital has the ultimate responsibility for verifying credentials prior to granting medical staff privileges, we conduct this extensive review prior to presenting the candidate, ensuring that only qualified candidates are presented to the client.

     SCHEDULING. Our scheduling department assists the Medical Directors in scheduling physicians and other healthcare professionals within the clinical area on a monthly basis.

     PAYROLL ADMINISTRATION AND BENEFITS. We provide payroll administration services for the physicians and other healthcare professionals with whom we contract to provide physician staffing and administrative services. Our clinical employees benefit significantly by our ability to aggregate physicians and other healthcare professionals to negotiate more favorable employee benefit packages and professional liability coverage than many hospitals or physicians could negotiate on a stand-alone basis. Additionally, hospitals benefit from the elimination of the overhead costs associated with the administration of the payroll and, where applicable, employee benefits.

     INFORMATION SYSTEMS. We have invested in advanced information systems and proprietary software packages designed to assist hospitals in lowering administrative costs while improving the efficiency and productivity of a clinical area. These systems include VBS, a system that facilitates the documentation, utilization review, coding and billing of the professional services of the emergency physicians to ensure appropriate reimbursement and TeamWorks(TM), a national physician database and software package that facilitates the recruitment and retention of physicians and supports our contract requisition, credentialing, automated application generation, scheduling, and payroll operations.

     CONSULTING SERVICES. We have a long history of providing outsourced physician staffing and administrative services to hospitals and, as a result, have developed extensive knowledge in the operations of certain areas of the hospital. As such, we provide consulting services to hospitals to improve the productivity, quality and cost of care delivered by the hospital.

        Process Improvement. We have developed a number of utilization review programs designed to track patient flow and identify operating inefficiencies. To rectify such inefficiencies, we have developed a Fast Track system to expedite patient care in the ED by separating patients who can be treated in a short period of time from patients who have more serious or time-consuming problems. Fast Track patients, once identified through appropriate triage categorization, are examined and treated in a separate area of the ED, controlled by its own staff and operational system. We have substantial experience in all phases of development and management of Fast Track programs, including planning, equipping, policy and procedure development, and staffing. In addition, we employ WaitLoss(TM), a proprietary process improvement system designed to assist the hospital in improving the efficiency and productivity of a department.

        Quality Improvement. We provide a quality improvement program designed to assist the hospital in maintaining a consistent level of high quality care. It periodically measures the performance of the hospital, based on a variety of benchmarks, including patient volume, quality indicators and patient satisfaction. This program is typically integrated into our process improvement program to ensure seamless delivery of high quality, cost-effective care.

        Managed Care Contracting. We have developed extensive knowledge of the treatment protocols, and related documentation requirements, of a variety of managed care payors. As a result, we often participate in the negotiation of managed care contracts to make those managed care relationships effective for the patients, the payors, the physicians and the hospitals. We provide managed care consulting services in the areas of contracting, negotiating, reimbursement analysis/projections, payor/hospital relations, communications and marketing. We have existing managed care agreements with health maintenance organizations, preferred provider organizations and integrated delivery systems for commercial, Medicaid and Medicare products. While the majority of our agreements with payors continue to be traditional fee-for-service contracts, we are experienced in providing managed, prepaid healthcare to enrollees of managed care plans.

        Nursing Services. We maintain highly regarded, experienced nurse consultants on our client support staff. These nurse consultants provide assistance to nurse managers and Medical Directors of the client hospital on issues regarding risk management and total quality management. In addition, the nurse consultants are available to make site visits to client hospitals on request to assess overall operations, utilization of personnel and patient flow.

     BILLING AND COLLECTION. Our billing and collection services are a critical component of our business. We are in the process of consolidating all billing and collections operations into four core billing facilities, each of which has already been converted into our uniform billing system -- the IDX software system. Two sites have been on the IDX system for several years, a third site was converted in June 1998, and the last site was converted in February 1999. The IDX system has proven to be a powerful billing and accounts receivable software package, with strong reporting capabilities and a proven record of improving collections while reducing billing expenses. We have interfaced a number of other software systems with the IDX system to further improve productivity and efficiency. Foremost among these is the electronic registration interface that gathers registration information directly from the hospitals' management information systems. Additionally, we have invested in electronic submission of claims, as well as electronic remittance posting. These programs have markedly diminished labor and postage expenses. At the present time, approximately 3.7 of 5.0 million billed annual patient encounters are being processed by the four billing facilities. The remaining 1.3 million billed annual patient encounters, which are being processed by third-party billing companies will be transitioned to one of the four billing facilities, with the transition expected to be completed by the end of the fourth quarter of 1999. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Operations Improvement Program."

     We use a patient information system known as VBS(TM), which is presently installed in 46 EDs that we staff and manage. Using purchased software which has the capability to recognize the spoken voice, we have installed personal computers in these EDs and have modified the software to enable the physician to generate the clinical note. This note is interfaced with demographic information from the hospital information system. Each day, the combined clinical note/demographic information is transmitted to our Plantation, Florida operation center, where the information is scanned and electronically loaded into the billing system and into a data warehouse for production of sophisticated utilization and practice management reports.

     We also operate an internal collection agency, called IMBS, to handle our outstanding receivables deemed uncollectible. This agency utilizes an advanced collection agency software package linked to a predictive dialer. Presently, approximately 75% of all collection placements generated from our billing facilities are sent to the IMBS agency. Over the next six months, this is expected to increase to 100%. Comparative analysis has shown that the internal collection agency has markedly decreased expenses previously paid to outside agencies and improved the collectibilty of existing placements. By combining the VBS(TM) system, the regional Team Health billing operation centers (on a common platform) and the IMBS collection agency, we have built an integrated system combining the generation of clinical information with the electronic capture of billing information which passes unpaid accounts into an internal collection agency. This advanced comprehensive billing and collection system allows us to have full control of accounts receivable at each step of the process.

     RISK MANAGEMENT. Our risk management function is designed to prevent or minimize medical professional liability claims and includes:

     - incident reporting systems,

     - tracking/trending the cause of accidents and claims,

     - physician education and service programs (including peer review and pre-deposition review),

     - loss prevention information (audio tapes and risk alert bulletins) and

     - early intervention of malpractice claims.

     Through our risk management staff, the quality assurance staff and the Medical Director, we conduct an aggressive claims management program for loss prevention and early intervention. We have a proactive role in promoting early reporting, evaluation and resolution of serious incidents that may evolve into claims or suits.

     CONTINUING EDUCATION SERVICES. Our internal continuing education services are fully accredited by the Accreditation Council for Continuing Medical Education. This allows us to grant our physicians and nurses continuing education credits for internally developed educational programs at a lower cost than if such credits were earned through external programs. We have designed a series of customer relations seminars entitled Successful Customer Relations for physicians, nurses and other personnel to learn specific techniques for becoming effective communicators and delivering top-quality customer service. These seminars help the clinical team sharpen its customer service skills, further develop communication skills and provide techniques to help deal with people in many critical situations.

SALES AND MARKETING

     Contracts with hospitals for outsourced physician staffing and administrative services are generally obtained either through direct selling efforts or requests for proposals. We have a team of five sales professionals located throughout the country. Each sales professional is responsible for developing sales and acquisition opportunities for the operating unit in their territory. In addition to direct selling, the sales professionals are responsible for working in concert with the regional operating unit president and corporate development personnel to respond to a request for proposal.

     Although practices vary from hospital to hospital, hospitals generally issue a request for proposal with demographic information of the hospital department, a list of services to be performed, the length of the contract, the minimum qualifications of bidders, the selection criteria and the format to be followed in the bid. Supporting the sales professionals is a fully integrated marketing campaign comprised of a telemarketing program, internet website, journal advertising, and a direct mail and lead referral program.

OPERATIONS

     We currently operate through 13 regional operating units which are listed in the table below. The operating units are managed semi-autonomously by senior physician leaders and are operated as profit centers with the responsibility for pricing new contracts, recruiting and scheduling physicians and other healthcare professionals, marketing locally and conducting day to day operations. The management of such corporate functions as accounting, payroll, billing and collection, capital spending, information systems and legal are centralized.

NAME                                                      LOCATION           PRINCIPAL SERVICES
----                                               ----------------------    ------------------
The Emergency Associates for Medicine............  Tampa, FL                         ED
Emergency Coverage Corporation...................  Knoxville, TN                     ED
Emergency Physician Associates...................  Woodbury, NJ                      ED
Emergency Professional Services..................  Middleburg Heights, OH            ED
InPhyNet Medical Management......................  Ft. Lauderdale, FL                ED
Northwest Emergency Physicians...................  Seattle, WA                       ED
Radiology Associates of Hollywood................  Hollywood, FL                 Radiology
Reich, Seidelmann, and Janicki...................  Solon, OH                     Radiology
Sheer, Ahearn & Associates.......................  Tampa, FL                     Radiology
Southeastern Emergency Physicians................  Knoxville, TN                     ED
Team Health Southwest............................  Houston, TX                       ED
Team Radiology...................................  Knoxville, TN                 Radiology
Team Health West.................................  Pleasanton, CA                    ED

COMPETITION

     The healthcare services industry is highly competitive and, especially in recent years, has been subject to continuing changes in how services are provided and how providers are selected and paid. Competition for outsourced physician staffing and administrative service contracts is based primarily on

     - the ability to improve department productivity and patient satisfaction while reducing overall costs;

     - the breadth of staffing and management services offered;

     - the ability to recruit and retain qualified physicians; and

     - billing and reimbursement expertise.

     Our national competitors in the provision of staffing and administrative services to EDs include EmCare, Inc. and Spectrum Emergency Care, Inc., both of which are subsidiaries of Laidlaw, Inc., Sheridan Healthcare, Inc., Coastal Physician Group, Inc., National Emergency Services and Sterling Healthcare Group, a subsidiary of FPA Medical Management. American Physician Partners, Inc. is our principal national competitor in the provision of radiology staffing and administrative services. There are also many local and regional companies which provide physician staffing and administrative services. We also compete against the traditional structure of hospital management for its physician staffing and scheduling needs.

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

     We believe that evolution of the healthcare industry will tend to blur traditional distinctions among industry segments. We expect that other companies in other healthcare industry segments, such as managers of other hospital-based specialties and large physician group practices, some of which have financial and other resources greater than ours, may become competitors in the delivery of physician staffing and administrative services.

PROPERTIES

     We lease 38,141 square feet at 1900 Winston Road, Knoxville, Tennessee for our corporate headquarters. We also lease or sublease facilities for the operations of the clinics, billing centers, and certain regional operations. We believe our present facilities are adequate to meet our current and projected needs. The leases and subleases have various terms ranging from one to seven years and monthly rents ranging from $510 to $60,000. We expect to be able to renew each of our leases or to lease comparable facilities on terms commercially acceptable to us.

INSURANCE

     We require the physicians with whom we contract to obtain professional liability insurance coverage. For both our independently contracted and employed physicians, we currently arrange the provision of claims-made coverage of $1,000,000 per incident and $3,000,000 annual aggregate per physician and $1,000,000 per incident and $25,000,000 annual aggregate with respect to Team Health and our operating units and other healthcare practitioners. These limits are deemed appropriate by management based upon historical claims, the nature and risks of the business and standard industry practice.

     We are usually obligated to arrange for the provision of "tail" coverage for claims against our physicians for incidents which are incurred but not reported during periods for which the related risk was covered by claims-made insurance. With respect to those physicians for whom we are obligated to provide tail coverage, we accrue professional insurance expenses based on estimates of the cost of procuring tail coverage. See "Risk Factors -- Risks Relating to Exposure to Professional Liability; Liability Insurance."

     We also maintain general liability, vicarious liability, automobile liability, property and other customary coverages in amounts deemed appropriate by management based upon historical claims and the nature and risks of the business.

EMPLOYEES

     As of March 31, 1998, we had over 2,400 employees, of which 1,340 worked in billings and collections, operations and support and over 110 of which worked in clinics providing clinical support functions. Our employees are not covered by any labor agreements nor affiliated with any unions.

LEGAL PROCEEDINGS

     We are party to various pending legal actions arising in the ordinary operation of our business such as contractual disputes, employment disputes and general business actions as well as malpractice actions. We believe that any payment of damages resulting from these types of lawsuits would be covered by insurance, exclusive of deductibles, would not be in excess of the reserves and such liabilities, if incurred, should not have a significant negative effect on the operating results and financial condition of our company. Moreover, in connection with the recapitalization, subject to certain limitations, MedPartners and Physician Services have jointly and severally agreed to indemnify us against some losses relating to litigation arising out of incidents occurring prior to the recapitalization to the extent those losses are not covered by third party insurance. With respect to some litigation matters, we are only indemnified if our losses from all indemnification claims exceed a total of $3.7 million and do not exceed a total of $50 million. With respect to other litigation matters, we are indemnified for all losses. Finally, also in connection with the recapitalization, MedPartners agreed to purchase, at its sole cost and expense, for the benefit of Team Health Holdings, insurance policies covering all liabilities and obligations for any claim for medical malpractice arising at any time in connection with the operation of Team Health and its subsidiaries prior to the closing date of the Transactions for which Team Health or any of its subsidiaries or physicians becomes liable.

     In July 1998, a lawsuit was filed against EmCare, Inc. and InPhyNet Medical Management, Inc. and several other unrelated defendants in the United States District Court for the District of Kansas. The case is captioned United States ex rel. George R. Schwartz v. EmCare, Inc. and InPhyNet Management, Inc. et al. The plaintiff in that case, George R. Schwartz, alleges that, based on Management Services contracts, InPhyNet and others had inappropriate financial relationships with ED physicians and engaged in inappropriate billing practices in violation of the False Claims Act and the Medicare Anti-kickback Law as well as various other statutes. If the plaintiff's challenge to our contractual arrangements is successful, we may be forced to modify the current structure of our relationships with physicians and clients. This modification could have a significant negative impact on our operations and financial condition. See "Risk Factors -- State and Federal Fraud and Abuse, Anti-Kickback and Anti-referral Laws." In connection with the recapitalization, subject to some limitations, MedPartners and Physician Services have jointly and severally agreed to indemnify us against any and all losses relating to this lawsuit.

REGULATORY MATTERS

     General. As a participant in the healthcare industry, our operations and relationships with healthcare providers such as hospitals are subject to extensive and increasing regulations by numerous federal and state governmental entities as well as local governmental entities. The management services provided by us under contracts with hospitals and other clients include (collectively, "Management Services"):

     - the identification and recruitment of physicians and other healthcare professionals for the performance of emergency, medicine, radiology and other services at hospitals, out-patient imaging facilities and other facilities;

     - utilization and review of services and administrative overhead;

     - scheduling of staff physicians and other healthcare professionals who provide clinical coverage in designated areas of hospitals; and

     - administrative services such as billing and collection of fees for professional services.

     All of the above services are subject to scrutiny and review by federal, state and local governmental entities and are subject to the rules and regulations promulgated by such governmental entities. Specifically, but without limitation, the following laws and regulations related to these laws may affect the operations and contractual relationships of Team Health:

     State Laws Regarding Prohibition of Corporate Practice of Medicine and Fee Splitting Arrangements. Team Health is a general business corporation which derives a significant portion of its revenues from business transacted in California. The laws of many states, including California, prohibit general business corporations from practicing medicine, exercising control over physicians who practice medicine or engaging in certain practices such as fee-splitting with physicians. These laws and their interpretations vary from state to state and are enforced by the courts and by regulatory authorities with broad discretion. For the reasons discussed above, we believe our operations as currently conducted are in substantial compliance with these laws. See "Risk Factors -- State Laws Regarding Prohibition of Corporate Practice of Medicine and Fee-Splitting Arrangements."

     Debt Collection Regulation. Some of our operations are subject to compliance with the Fair Debt Collection Practices Act and comparable statutes in many states. Under the Fair Debt Collection Practices Act, a third-party collection company is restricted in the methods it uses in contacting consumer debtors and eliciting payments with respect to placed accounts. Requirements under state collection agency statutes vary, with most requiring compliance similar to that required under the Fair Debt Collection Practices Act. In addition, most states and some municipalities require collection agencies to be licensed with the appropriate regulatory body before operating in those jurisdictions. We believe that we are in substantial compliance with the Fair Debt Collection Practices Act and comparable state statutes and that we maintain licenses in all jurisdictions in which our operations require us to be licensed.

     Anti-Kickback Statutes. We are subject to the Medicare and Medicaid fraud and abuse laws including the federal anti-kickback statute. In addition, an increasing number of states in which we operate have laws that prohibit some direct or indirect payments (similar to the anti-kickback statute) if those arrangements are designed to induce or encourage a particular provider. These statutes vary from state to state, are often vague and have seldom been interpreted by the courts or regulatory agencies. For the reasons discussed above, we believe our operations as currently conducted are in substantial compliance with these laws. See "Risk Factors -- State and Federal Fraud and Abuse, Anti-Kickback and Anti-Referral Laws."

     Physician Self-Referral Laws. Our contractual arrangements with physicians and hospitals may be subject to provisions of the Omnibus Budget Reconciliation Act of 1993 that, subject to limited exceptions, prohibit the referral of Medicare patients by a physician to an entity for the provision of certain "designated health services" if the physician or a member of the physician's family has a direct or indirect financial relationship with the entity. In addition, a number of the states in which we operate have similar prohibitions on physician self-referrals. In general, these states prohibitions closely track the prohibitions and exceptions of the provisions of the Omnibus Budget Reconciliation Act of 1993 noted above. We believe that our staffing arrangements with physicians and hospitals meet the requirements of an exception to the provisions of the Omnibus Budget Reconciliation Act of 1993. In addition, we believe that our arrangements do not subvert the intent of the provisions of the Omnibus Budget Reconciliation Act of 1993, as indicated by comments made by the Congress in connection with the enactment of predecessor legislation to the provisions of the Omnibus Budget Reconciliation Act of 1993. Likewise, we believe that our arrangements substantially comply with similar state physician self-referral statutes. See "Risk Factors -- State and Federal Fraud and Abuse, Anti-Kickback and Anti-Referral Laws."

     Other Fraud and Abuse Laws. We are also subject to a number of other fraud and abuse laws. Of particular importance is the federal False Claims Act which imposes civil and criminal liability on individuals or entities that submit false or fraudulent claims for payment to the government. In addition, we are subject to the Health Insurance Portability and Accountability Act of 1996 provisions concerning to "Health Care Fraud" and "False Statements Relating to Health Care Matters." The Health Care Fraud statute prohibits knowingly and willfully executing a scheme or artifice to defraud any healthcare benefit program, including private payors. The False Statements statute prohibits knowingly and willfully falsifying, concealing or covering up a material fact by any trick, scheme or device or making any false, fictitious or fraudulent statement in connection with the delivery of or payment for healthcare benefits, items or services. For the reasons discussed above, we believe our operations as currently conducted are in substantial compliance with these laws. See "Risk Factors -- State and Federal Fraud and Abuse, Anti-Kickback and Anti-Referral Laws."

     Facility Rules and Regulations. Because we perform services at hospitals, outpatient facilities and other types of healthcare facilities, we and our affiliated physicians may be subject to certain laws which are applicable to such entities. For example, we are subject to the Emergency Medical Treatment and Active Labor Act of 1986 which prohibits "patient dumping" by requiring hospitals and ED physicians to provide care to any patient presenting to the hospital's ED in an emergent condition regardless of the patient's ability to pay. Many states in which we operate, including California, have similar state law provisions concerning patient-dumping. In addition to the Emergency Medical Treatment and Active Labor Act of 1986 and its state law equivalents, significant aspects of our operations are subject to state and federal statutes and regulations governing workplace health and safety, dispensing of controlled substances and the disposal of medical waste. Our operations may also be affected by changes in ethical guidelines and operating standards of professional and trade associations and private accreditation commissions such as the American Medical Association and the Joint Commission on Accreditation of Health Care Organizations. For the reasons discussed above, we believe our operations as currently conducted are in substantial compliance with these laws and guidelines. See "Risk Factors -- Facility Rules and Regulations."

     We currently operate under MedPartners' compliance program that is designed to assure that every effort is made to comply with federal, state and other laws which regulate the healthcare industry, including debt collection. Following the recapitalization, we will implement our own compliance program which will be structured so as to reduce the likelihood of any noncompliant activities. See "Risk Factors -- Risks Related to Transition Services."

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     Our directors and executive officers are as follows:

NAME                                   AGE                          POSITION
----                                   ---                          --------
Lynn Massingale, M.D.................   46    President, Chief Executive Officer and Director
Michael Hatcher......................   48    Chief Operating Officer
Jeffrey Bettinger, M.D...............   49    Executive Vice President, Billing and Reimbursement
Stephen Sherlin......................   53    Executive Vice President, Finance and Administration
David Jones..........................   31    Chief Financial Officer
Nicholas W. Alexos...................   35    Director
Dana J. O'Brien......................   43    Director
Kenneth W. O'Keefe...................   32    Director
Timothy P. Sullivan..................   40    Director
Tyler J. Wolfram.....................   32    Director

     LYNN MASSINGALE, M.D. has been President, Chief Executive Officer and Director of Team Health since its founding in 1994. Prior to that, Dr. Massingale served as President and Chief Executive Officer of Southeastern Emergency Physicians, a major provider of emergency physician services to hospitals in the Southeast and the predecessor of Team Health which Dr. Massingale co-founded in 1979. Dr. Massingale served as the director of Emergency Services for the state of Tennessee from 1989 to 1993. Dr. Massingale is a graduate of the University of Tennessee Medical Center for Health Services.

     MICHAEL HATCHER joined Team Health in 1990 and currently serves as Chief Operating Officer. Mr. Hatcher has served as Chief Financial Officer and President of Nutritional Support Services, Ltd. in Knoxville; and as Chief Financial Officer for Cherokee Textile Mills, Inc. in Sevierville, Tennessee and Spindale Mills, Inc. in Spindale, N.C. Mr. Hatcher is a member of the American Institute of Certified Public Accountants and has served as a Board Member for the Center for Services Marketing at the Owen School of Business at Vanderbilt University. Mr. Hatcher is responsible for the Company's operations, including development activities. Mr. Hatcher is a graduate of the University of Tennessee and Vanderbilt University.

     JEFFREY BETTINGER, M.D. has been Executive Vice President, Billing and Reimbursement for Team Health since MedPartners' acquisition of InPhyNet in June 1997. For InPhyNet, Dr. Bettinger directed the Healthcare Financial Services Division since 1992. Dr. Bettinger is a board certified emergency physician and is a fellow of the American College of Emergency Physicians. Dr. Bettinger received an M.D. from Hahnemann Medical College.

     STEPHEN SHERLIN joined Team Health in January 1997 as Senior Vice President, Finance and Administration, and was promoted to Executive Vice President, Finance and Administration in July 1998. Prior to joining Team Health, Mr. Sherlin served as Vice President and Chief Financial Officer of the Tennessee Division of Columbia/HCA. Mr. Sherlin has also served as Chief Financial Officer for the Athens Community Hospital in Athens, Tennessee; Park West Medical Center in Knoxville, Tennessee; and Doctors Hospital in Little Rock, Arkansas. Mr. Sherlin has operations responsibility for accounting, finance, human resources, information technology and risk management. Mr. Sherlin is a graduate of Indiana University.

     DAVID JONES has been our Chief Financial Officer since May 1996. From 1994 to 1996, Mr. Jones was our Controller. Prior to that, Mr. Jones worked at Pershing, Yoakley and Associates, a regional healthcare audit and consulting firm, as a Supervisor. Before joining Pershing, Yoakley and Associates, Mr. Jones worked at KPMG Peat Marwick as an Audit Senior. Mr. Jones is a certified public accountant and is a member of the American Institute of Certified Public Accountants. Mr. Jones received a B.S. in Business Administration from The University of Tennessee in Knoxville.

     NICHOLAS W. ALEXOS became a director in connection with the recapitalization. Prior to co-founding Madison Dearborn Partners, Inc., Mr. Alexos was with First Chicago Venture Capital for four years. Previously, he was with The First National Bank of Chicago. Mr. Alexos concentrates on investments in the healthcare and food manufacturing industries and currently serves on the Boards of Directors of Milnot Holding Company and Spectrum Healthcare Services, Inc. Mr. Alexos received a B.B.A. from Loyola University and an M.B.A. from the University of Chicago Graduate School of Business.

     DANA J. O'BRIEN became a director in connection with the recapitalization. Mr. O'Brien co-founded Prudential Equity Investors, Inc. in 1984. He and the other principals of Prudential Equity Investors, Inc. co-founded Cornerstone Equity Investors, LLC in 1996. He currently serves on the Boards of Directors of Guardian Care, Inc., International Language Engineering Corp., Interim Healthcare, Inc., Regent Assisted Living, Inc., Specialty Hospital of America, Inc., Spectrum Healthcare Services and VIPS Healthcare Information Solutions. Mr. O'Brien received a B.A. from Hobart College and an M.B.A. from the Wharton School of the University of Pennsylvania.

     KENNETH W. O'KEEFE became a director in connection with the recapitalization. Prior to co-founding Beecken Petty & Company, LLC, Mr. O'Keefe was with ABN AMRO Incorporated and an affiliated entity, the Chicago Dearborn Company, for four years. Previously, he was with the First National Bank of Chicago. Mr. O'Keefe currently serves on the Boards of Directors of Spectrum Healthcare Services, Inc., Same Day Surgery, LLC, Component Software International, Inc. and UroTherapies, Inc. Mr. O'Keefe received a B.A. from Northwestern University and an M.B.A. from the University of Chicago Graduate School of Business.

     TIMOTHY P. SULLIVAN became a director in connection with the recapitalization. Prior to co-founding Madison Dearborn Partners, Inc. Mr. Sullivan was with First Chicago Venture Capital for three years after having served in the U.S. Navy. Mr. Sullivan concentrates on investments in the healthcare industry and currently serves on the Boards of Directors of Milnot Holding Corporation, Path Lab Holdings, Inc. and Spectrum Healthcare Services, Inc. Mr. Sullivan received a B.S. from the United States Naval Academy, an M.S. from the University of Southern California and an M.B.A. from Stanford University Graduate School of Business.

     TYLER J. WOLFRAM became a director in connection with the recapitalization. Mr. Wolfram has served as a Managing Director of Cornerstone Equity Investors, LLC since March 1998. From 1993 to March 1998, Mr. Wolfram held various positions in the High Yield Group of Donaldson, Lufkin & Jenrette Securities Corporation. Mr. Wolfram currently serves on the Board of Directors of True Temper Sports, Inc. Mr. Wolfram received an A.B. from Brown University and an M.B.A. from the Wharton School of the University of Pennsylvania.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to us for 1998 of those persons who served as

     (1) the chief executive officer during 1998 and

     (2) our other four most highly compensated executive officers for 1998 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                LONG-TERM
                                                               COMPENSATION
                                                                  AWARDS
                                                               ------------
                                     ANNUAL COMPENSATION        SECURITIES    ALL OTHER       TOTAL
                                  --------------------------    UNDERLYING     COMPEN-       COMPEN-
NAME AND PRINCIPAL POSITION       YEAR    SALARY     BONUS      OPTIONS(1)     SATION         SATION
---------------------------       ----   --------   --------   ------------   ---------    ------------
Lynn Massingale, M.D............  1998   $400,000   $150,000      60,000      $107,237(2)    $657,237
  President and Chief Executive
  Officer
Jeffrey Bettinger, M.D..........  1998    219,985     25,000       7,500         3,331(3)     248,316
  Executive Vice President,
  Billing and Reimbursement
Michael Hatcher.................  1998    239,154     80,000      32,400        20,865(4)     340,020
  Chief Operating Officer
Stephen Sherlin.................  1998    143,608     30,000       3,000         5,595(5)     179,203
  Executive Vice President,
  Finance and Administration
David Jones.....................  1998    137,231     55,919      13,500        16,032(6)     209,182
  Chief Financial Officer

---------------
(1) Represents options to acquire shares of MedPartners' common stock ("MedPartners Shares") granted during 1998.

(2) Amounts shown reflect premiums paid for life insurance coverage ($52,428), medical insurance ($1,885), dental insurance ($224) and long term disability insurance ($1,400) and matching contributions under our 401(k) plan ($4,800), automobile allowance ($9,000) and deferred compensation ($37,500).

(3) Amounts shown reflect premiums paid for life insurance coverage ($384), medical insurance ($2,023) and dental insurance ($224) and long term disability insurance ($700).

(4) Amounts shown reflect premiums paid for life insurance coverage ($480), medical insurance ($2,827), dental insurance ($309) and long-term disability insurance ($4,149) and automobile allowance ($6,000), matching contributions under our 401(k) plan ($4,800) and estate and financial planning benefits ($2,300).

(5) Amounts shown reflect premiums paid for life insurance coverage ($336), medical insurance ($1,885), dental insurance ($224) and long term disability insurance ($612) and automobile allowance ($2,538).

(6) Amounts shown reflect premiums paid for life insurance coverage ($269), health insurance ($5,655), dental insurance ($618) and long term disability insurance ($490) and automobile allowance ($4,200) and matching contributions under our 401(k) plan ($4,800).

     The following table sets forth options granted to the Named Executive Officers for 1998:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                      VALUE AT ASSUMED
                                    --------------------------------------------------      ANNUAL RATES OF
                                    NUMBER OF     PERCENT OF                                  STOCK PRICE
                                    SECURITIES   TOTAL OPTIONS                             APPRECIATION FOR
                                    UNDERLYING    GRANTED TO                                OPTION TERM(3)
                                     OPTIONS     EMPLOYEES IN    EXERCISE   EXPIRATION   ---------------------
NAME                                GRANTED(1)    FISCAL YEAR     PRICE        DATE         5%          10%
----------------------------------  ----------   -------------   --------   ----------   ---------   ---------
Lynn Massingale, M.D. ............    60,000          --(2)       $3.000     9/21/08     $113,201    $286,873
Jeffrey Bettinger, M.D. ..........     7,500          --(2)        3.000     9/21/08       14,150      35,859
Michael Hatcher...................    32,400          --(2)        3.000     9/21/08       61,129     154,912
Stephen Sherlin...................     3,000          --(2)        3.000     9/21/08        5,660      14,344
David Jones.......................    13,500          --(2)        3.000     9/21/08       25,470      64,547

---------------
(1) Represents options to acquire MedPartners Shares.

(2) Percent of options granted represents less than 1% of options granted by MedPartners to its and its subsidiaries' employees.

(3) Realizable Value is the product of the number of MedPartners Shares into which options are exercisable and the difference between

    (A) an assumed price per MedPartners Share determined by applying annual rates of appreciation to the price per MedPartners Share as of the date of option grant and

    (B) the exercise price. The price per MedPartners Share as of the date of grant of each option listed above was $3.00. At assumed annual rates of appreciation of 5% and 10%, the price per MedPartners Share at expiration will be $4.87 and $7.78, respectively, resulting in a realizable value per MedPartners Share of $1.87 and $4.78, respectively.

     No stock options were exercised by any of the Named Executive Officers during 1998. The following table sets forth the number of securities underlying unexercised options held by each of the Named Executive Officers and the value of such options at the end of 1998:

                         FISCAL YEAR END OPTION VALUES

                                                  NUMBERS OF SECURITIES        VALUE OF UNEXERCISED IN-THE-
                                                  UNDERLYING UNEXERCISED         MONEY OPTIONS AT FISCAL
                                                OPTIONS AT FISCAL YEAR-END      YEAR-END($)(1)EXERCISABLE/
NAME                                           (#)EXERCISABLE/UNEXERCISABLE           UNEXERCISABLE
---------------------------------------------  ----------------------------    ----------------------------
Lynn Massingale, M.D. .......................     32,400/47,600                   45,900/89,100
Jeffrey Bettinger, M.D. .....................      3,550/6,450                     5,738/11,138
Michael Hatcher..............................     17,496/25,704                   24,786/48,114
Stephen Sherlin..............................      1,420/2,580                     2,295/4,455
David Jones..................................      7,290/10,710                   10,328/20,048

---------------
(1) Value of unexercised options at fiscal year-end represents the difference between the exercise price of any outstanding-in-the-money options and $5.25, the fair market value of MedPartners Shares on December 31, 1998. At the closing of the Recapitalization, all options will become fully vested and immediately exercisable.

PENSION PLANS

     Substantially all of the salaried employees, including our executive officers, participate in a 401(k) savings plan established by us. Prior to the Transactions, such employees participated in a 401(k) plan sponsored by Pacific Physician Services. As part of the Transactions, Pacific Physician Services permitted these employees to participate under the Pacific Physician Services' 401(k) plan for a transitional period of time, not to exceed six months, until we established our own 401(k) plan. Employees are permitted to defer a portion of their income under our 401(k) plan and we will match such contribution. The matching contribution is consistent with that under the Pacific Physician Services' 401(k) plan which provided a matching contribution equal to 50% of the first 6% of the employee's contribution.

EMPLOYMENT AGREEMENTS

     In connection with the Transactions, we entered into employment agreements with some members of our senior management. The terms of such agreements are customary for the positions held by such executive officers.

STOCK OPTION PLAN

     The Board of Directors has adopted a stock option plan (the "Stock Plan"), which provides for the grant to some of our key employees and/or directors of stock options that are non-qualified options for federal income tax purposes. The Stock Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has broad powers under the Stock Plan, including exclusive authority (except as otherwise provided in the Stock Plan) to determine:

     (1) who will receive awards;

     (2) the type, size and terms of awards;

     (3) the time when awards will be granted; and

     (4) vesting criteria, if any, of the awards.

COMPENSATION OF DIRECTORS

     We will reimburse directors for any out-of-pocket expenses incurred by them in connection with services provided in such capacity. In addition, we may compensate directors who are not our employees for services provided in such capacity.

                            OWNERSHIP OF SECURITIES

     Team Health Holdings owns 92.7% of our outstanding common stock and voting interests and 94.3% of our outstanding preferred stock. Physician Services owns the remaining 7.3% of our outstanding common stock and voting interests and the remaining 5.7% of our outstanding preferred stock. The following table sets forth certain information regarding the actual beneficial ownership of Team Health Holdings' ownership units by:

     (1) each person (other than the directors and executive officers of Team Health Holdings) known to Team Health Holdings to own more than 5% of the outstanding membership units of Team Health Holdings and

     (2) certain executive officers and members of the Board of Team Health Holdings.

Except as otherwise indicated below, each of the following individuals can be reached care of Team Health at 1900 Winston Road, Suite 300, Knoxville, Tennessee 37919.

                                                       PERCENTAGE OF      PERCENTAGE OF
                                                        OUTSTANDING     OUTSTANDING COMMON   PERCENTAGE OF
BENEFICIAL OWNER                                      PREFERRED UNITS         UNITS          VOTING UNITS
----------------                                      ---------------   ------------------   -------------
Cornerstone Equity Investors IV, L.P................         42.0%               38.1%             38.1%
  c/o Cornerstone Equity Investors, LLC
  717 Fifth Avenue, Suite 1100
  New York, New York 10022
  Attention: Dana J. O'Brien
Madison Dearborn Capital Partners II, L.P...........         42.0                38.1              38.1
  c/o Madison Dearborn Partners
  Three First National Plaza, Suite 3800
  Chicago, Illinois 60602
  Attention: Timothy P. Sullivan
Healthcare Equity Partners, L.P.....................          2.3                 2.1               2.1
  c/o Beecken Petty & Company, L.L.C
  901 Warranville Road, Suite 205
  Lisle, Illinois 60532
  Attention: Kenneth W. O'Keefe
Healthcare Equity Q.P. Partners, L.P................          7.0                 6.4               6.4
  c/o Beecken Petty & Company, L.L.C
  901 Warranville Road, Suite 205
  Lisle, Illinois 60532
  Attention: Kenneth W. O'Keefe
Certain members of management.......................          6.8                15.2              15.2

                     RELATIONSHIPS AND RELATED TRANSACTIONS

RECAPITALIZATION AGREEMENT

     The Recapitalization Agreement contains customary provisions for such agreements, including representations and warranties with respect to the condition and operations of the business, covenants with respect to the conduct of the business prior to the closing date of the recapitalization and various closing conditions, including the execution of a registration rights agreement and stockholders agreement, the obtaining of financing, and the continued accuracy of the representations and warranties.

     Pursuant to the recapitalization agreement, each of MedPartners and Physician Services have indemnified, jointly and severally, subject to certain limitations, Team Health Holdings and Team Health against losses resulting from:

     (1) any misrepresentation or breach of any warranty or covenant of MedPartners or Physician Services contained in the recapitalization agreement, a claim for which is made in most cases within the 18 months following the closing of the recapitalization;

     (2) some claims or audits by governmental authorities; and

     (3) some litigation matters, including some medical malpractice claims to the extent not covered by third-party insurance.

     With respect to some matters, we are only indemnified if our losses from all indemnification claims exceed $3.7 million and do not exceed a total of $50 million. There is no basket or limit on the total payments with respect to some other specified misrepresentations or breaches of warranties and some litigation matters.

     In addition, each of MedPartners and Physician Services have agreed for a period of five years after March 12, 1999 not to compete with us in any business that provides outsourced staffing and related billing services. Each of MedPartners and Physician Services have also agreed for a period of five years after March 12, 1999 not to solicit employment of our employees.

     Under the recapitalization agreement, MedPartners has agreed to purchase, at its sole cost and expense, for the benefit of Team Health Holdings, insurance policies covering all liabilities and obligations for any claim for medical malpractice arising at any time in connection with the operation of Team Health and its subsidiaries prior to the closing date of the Transactions for which Team Health or any of its subsidiaries or physicians becomes liable. Such insurance policies are for amounts and contain terms and conditions mutually acceptable to MedPartners and Team Health Holdings.

     Pursuant to the recapitalization agreement, MedPartners agreed to provide us certain transition services. These services include

     (1) use of certain existing phone systems;

     (2) access to MedPartners' wide area network via MCI frame-relay circuits; and

     (3) some accounting, finance and related support services.

These services will, in most cases, be provided for six months following the recapitalization at a cost to us consistent with the cost of such services charged to us immediately prior to the recapitalization.

SECURITYHOLDERS AGREEMENTS

     In connection with the recapitalization, both Team Health and our stockholders, Team Health Holdings and Physician Services, and Team Health Holdings and all of its unitholders, entered into two separate securityholders agreements. The securityholders agreements:

     (1) restrict the transfer of the equity interests of Team Health and Team Health Holdings, respectively; and

     (2) grant tag-along rights on certain transfers of equity interests of Team Health and Team Health Holdings, respectively.

Some of the foregoing provisions of the securityholders agreements will terminate upon the consummation of an initial public offering.

REGISTRATION RIGHTS AGREEMENT

     In connection with the recapitalization, both Team Health and our stockholders, Team Health Holdings and Physician Services, and Team Health Holdings and all of its unitholders, entered into two separate registration rights agreements. Under the registration rights agreements, some of the holders of capital stock owned by Team Health Holdings (with respect to our shares) and Cornerstone, Madison Dearborn and Beecken Petty (with respect to units of Team Health Holdings), respectively, have the right, subject to various conditions, to require us or Team Health Holdings, as the case may be, to register any or all of their common equity interests under the Securities Act of 1933 at our or Team Health Holdings' expense. In addition, all holders of registrable securities are entitled to request the inclusion of any common equity interests of Team Health or Team Health Holdings covered by the registration rights agreements in any registration statement at our or Team Health Holdings' expense, whenever we or the Team Health Holdings propose to register any of our common equity interests under the Securities Act of 1933. In connection with all such registrations, we or the Team Health Holdings have agreed to indemnify all holders of registrable securities against some liabilities, including liabilities under the Securities Act of 1933.

CORPORATE PASS-THROUGH CHARGES

     MedPartners provided certain common services for us and other MedPartners affiliates, including group insurance programs. Many of these services represent services provided by third parties whereby MedPartners incurred the cost of the service on behalf of us. MedPartners charged us for the estimated cost of these services. The costs for these services and/or expenses have been allocated to us by MedPartners based upon certain allocation methodologies determined by MedPartners. Accordingly, there is no assurance that the amounts allocated for such items provided by MedPartners would be indicative of the actual amounts that we would have incurred on a stand-alone basis.

MANAGEMENT SERVICES AGREEMENT

     In connection with the recapitalization, we entered into a management services agreement with Cornerstone, Madison Dearborn and Beecken Petty under which each of Cornerstone, Madison Dearborn and Beecken Petty will agree to provide us with:

     (1) general management services;

     (2) assistance with the identification, negotiation and analysis of acquisitions and dispositions;

     (3) assistance with the negotiation and analysis of financial alternatives; and

     (4) other services agreed upon by us and each of Cornerstone, Madison Dearborn and Beecken Petty.

     In exchange for such services, Cornerstone, Madison Dearborn and Beecken Petty will collectively receive an annual advisory fee of $500,000, plus reasonable out-of-pocket expenses (payable quarterly). Additionally, Cornerstone, Madison Dearborn and Beecken Petty also received a one time transaction fee and reasonable out of pocket expenses in connection with the closing of the recapitalization. The management services agreement has an initial term of 3 years, subject to automatic one-year extensions unless we or Cornerstone, Madison Dearborn or Beecken Petty provides written notice of termination. The management services agreement will automatically terminate upon the consummation of an initial public offering.

NET TRANSFERS TO/FROM PARENTS TO PARENTS' SUBSIDIARIES

     MedPartners and Physician Services have paid some of our third party liabilities. MedPartners and Physician Services have made advances to us to fund operating and investing activities, including acquisitions, net of amounts advanced to MedPartners and Physician Services from operating cash flows generated by us. Such net transfers are included as part of MedPartners' and Physician Services' equity because we were not required to settle these amounts as part of the recapitalization.

CORPORATE EXPENSE ALLOCATION

     Prior to the recapitalization, MedPartners and Physician Services provided some corporate services to us, including legal services, risk management, some employment benefit administration, tax advice and preparation of tax returns, software support services and some financial and other services. These fees were allocated by MedPartners and Physician Services to us and approximate costs incurred. The amounts recorded by us for these allocations in the consolidated and combined financial statements were approximately $1.0 million, $1.7 million and $2.9 million for the years ended December 31, 1996, 1997 and 1998, respectively. The amounts allocated by MedPartners and Physician Services were not necessarily allocated on a basis which approximated our estimated usage of such services, and consequently, were not necessarily indicative of the actual costs which may have been incurred had we operated as an entity unaffiliated with MedPartners or Physician Services. However, our management believes that the allocation is reasonable and in accordance with the Securities and Exchange Commission's Staff Accounting Bulletin No. 55.

TEAM HEALTH HOLDINGS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

     Cornerstone, Madison Dearborn, Beecken Petty and some of the members of our management (collectively, the "Members") entered into an Amended and Restated Limited Liability Company Agreement. The Limited Liability Company Agreement governs the relative rights and duties of the Members.

     Membership Interests. The ownership interests of the members in Team Health Holdings consist of preferred units and common units. The common units represent the common equity of Team Health Holdings and the preferred units represent the preferred equity of Team Health Holdings. Holders of the preferred units are entitled to return of capital contributions prior to any distributions made to holders of the common units.

     Distributions. Subject to any restrictions contained in any financing agreements to which Team Health Holdings or any of its affiliates is a party, the board of managers of Team Health Holdings may make distributions, whether in cash, property or securities of Team Health Holdings at any time or from time to time in the following order of priority:

     First, to the holders of preferred units, the aggregate unpaid amount accrued on such preferred units on a daily basis, at a rate of 10% per annum.

     Second, to the holders of preferred units, an amount determined by the aggregate Unreturned Capital (as defined and described in the Limited Liability Company Agreement).

     Third, to the holders of common units, an amount equal to the amount of such distribution that has not been distributed pursuant to clauses First through Second above.

     Team Health Holdings may distribute to each holder of units within 75 days after the close of each fiscal year such amounts as determined by the board of managers of Team Health Holdings to be appropriate to enable each holder of units to pay estimated income tax liabilities.

OTHER RELATED PARTY TRANSACTIONS.

     We lease office space for our corporate headquarters from Winston Road Properties, an entity which is owned 50% by Park Med Properties. Two of our executive officers, Dr. Massingale and Mr. Hatcher, each own 20% of Park Med Properties. We paid $432,000 to Winston Properties in connection with the lease agreement. In addition, Park Med Properties owns a building which houses a medical clinic that is operated by Park Med Ambulatory Care, PC, a joint venture of the Company. In 1998, Park Med Ambulatory Care, PC paid $72,000 to Park Med Properties in connection with the lease agreement.

                          DESCRIPTION OF CAPITAL STOCK

     The issued and outstanding capital stock of the Company consists of common stock and class A preferred stock.

     Holders of class A preferred stock have no voting rights, except as required by Delaware law. The holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders of Team Health, including the election of directors.

     As, if and when declared by our board of directors, holders of class A preferred stock are entitled to receive from us cumulative preferential dividends from the date of issuance of such shares accruing at 10% per annum per share of class A preferred stock. The class A preferred stock contains terms requiring us to pay to the holders thereof the liquidation preference per share of class A preferred stock plus all accrued and unpaid dividends thereon if the class A preferred stock is redeemed, whether voluntarily or involuntarily.

     Upon any voluntary or involuntary liquidation, dissolution or winding up of Team Health, holders of class A preferred stock are entitled to be paid, out of the assets of Team Health available for distribution to shareholders of Team Health, the liquidation preference per share of class A preferred stock, plus, an amount in cash equal to all accrued, whether or not declared, and unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up before any distribution is made on any stock junior to the preferred stock, including, without limitation, our common stock.

                     DESCRIPTION OF SENIOR BANK FACILITIES

     As part of the Transactions, we entered into the senior bank facilities with a syndicate of financial institutions for which Fleet National Bank and NationsBanc Montgomery Securities LLC act as Co-Arrangers, Donaldson, Lufkin & Jenrette Securities Corporation acts as Documentation Agent, NationsBanc Montgomery Securities LLC acts as the Syndication Agent and Fleet National Bank acts as Administrative Agent. The following is a summary of the material terms and conditions of the senior bank facilities and is subject to the detailed provisions of the senior bank facilities and the various related documents to be entered into in connection therewith.

     Loans; Interest Rates. The senior bank facilities consist of up to a $50.0 million five-year revolving credit facility including a swing line sub-facility of $5.0 million and a letter of credit sub-facility of $5.0 million, and a term loan facility consisting of a 5 year $60.0 million tranche A term loan facility and a 6 year $90.0 million tranche B term loan facility. The borrowings under the senior bank facilities, together with the aggregate gross proceeds from the offering of the old notes, the Equity Sponsor Contribution, the Management Contribution and the Retained Equity, were used to consummate the recapitalization and pay fees and expenses related to the Transactions. In addition, the senior bank facilities will provide financing for future working capital, capital expenditures and other general corporate purposes.

     The revolving credit facility is available on a revolving basis during the period from March 12, 1999 until March 12, 2004. At our option, loans made under the revolving bank facility and the tranche A term loan facility bear interest at either

     (1) the Alternate Base Rate, defined as the higher of

        (A) the NationsBank prime rate and

        (B) the Federal Funds rate plus 0.5% plus a margin of 2.25% or

     (2) the reserve-adjusted LIBO rate plus a margin of 3.25%.

At our option, the tranche B term loan facility bears interest at either

     (1) the reserve-adjusted LIBO rate plus a margin of 3.75% or

     (2) the Alternate Base Rate plus a margin of 2.75%.

     Repayment. Revolving loans may be borrowed, repaid and reborrowed from time to time until March 12, 2004. The tranche A term loan facility is repayable in equal quarterly installments at the end of March, June, September and December of each year, commencing September 30, 1999, with the aggregate amount payable in each year as set forth in the table below. The tranche B term loan facility is repayable

     (1) during the first five years of the tranche B term loan facility, in annual installments payable at the end of December of each year, commencing December 31, 1999 with the aggregate amount payable in each year as set forth in the table below, and

     (2) in the sixth year of the tranche B term loan facility in equal quarterly installments payable at the end of March, June, September and December of such year with the aggregate amount payable in such year as set forth in the table below.

                                                          AGGREGATE AMOUNT
                                                           PAYABLE UNDER
                                                       ----------------------
                                                       TRANCHE A    TRANCHE B
                                                         TERM         TERM
YEAR                                                     LOAN         LOAN
----                                                   ---------    ---------
                                                       (DOLLARS IN MILLIONS)
1999.................................................    $ 4.8        $ 0.9
2000.................................................    $ 9.6        $ 0.9
2001.................................................    $11.4        $ 0.9
2002.................................................    $14.7        $ 0.9
2003.................................................    $15.6        $ 0.9
2004.................................................    $ 3.9        $85.5
                                                         -----        -----
                                                         $60.0        $90.0
                                                         =====        =====

     Security. The revolving credit facility and the term loan facility are secured by a first-priority lien on

     (1) 100% of our issued and outstanding capital stock held by Team Health Holdings and Physician Services;

     (2) 100% of the issued and outstanding capital stock of our direct and indirect domestic subsidiaries;

     (3) 65% of the issued and outstanding voting capital stock (or such greater percentage which would not result in material adverse tax consequences) and 100% of the issued and outstanding non-voting capital stock of each direct foreign subsidiary of the Team Health and

     (4) all other present and future assets and properties of the Team Health and its domestic subsidiaries.

     Guarantors. The senior bank facilities are guaranteed by Team Health Holdings and all existing and later acquired direct and indirect subsidiaries of Team Health Holdings, other than Team Health. All guarantees are guarantees of payment and not of collection. The guaranty by Team Health Holdings is limited to the value of our capital stock held by the Team Health Holdings.

     Prepayments. In addition, the senior bank facilities provide for mandatory repayments, subject to certain exceptions, of the term loan facility, and reductions in the revolving credit facility, based on certain net asset sales outside of the ordinary course of business, the net proceeds of certain debt and equity issuances, and excess cash flow. Outstanding loans under the senior bank facilities are voluntarily pre-payable without penalty; provided, however, that LIBO rate breakage costs, if any, shall be borne by us.

     Conditions and Covenants. The obligations of the lenders under the senior bank facilities are subject to the satisfaction of certain conditions precedent, customary for similar credit facilities or otherwise appropriate under the circumstances. We and each of our subsidiaries are subject to certain negative covenants contained in the senior bank facilities, including without limitation covenants that restrict:

     - the incurrence of additional indebtedness and other obligations and the granting of additional liens;

     - mergers, consolidations, amalgamations, liquidations, dissolutions and dispositions of assets;

     - investments, loans and advances;

     - dividends, stock repurchases and redemptions;

     - prepayment or repurchase of subordinated indebtedness and amendments to some agreements governing indebtedness, including the indenture and the exchange notes; and

     - engaging in transactions with our affiliates.

     The senior bank facilities also contain customary affirmative covenants, including compliance with environmental laws, year 2000 compliance, maintenance of corporate existence and rights, maintenance of insurance, property and interest rate protection, financial reporting, inspection of property, books and records, and the pledge of additional collateral and guarantees from new subsidiaries. In addition, the senior bank facilities require us to maintain (each as defined in the senior bank facilities):

     - a minimum fixed charge coverage ratio;

     - a maximum leverage ratio;

     - a minimum EBITDA and

     - a minimum interest coverage ratio.

     Also, in the event we have less than $150 million in fixed rate indebtedness, we must enter into interest rate protection agreements. Certain of these financial, negative and affirmative covenants are more restrictive than those set forth in the indenture.

     Events of Default. The senior bank facilities also include events of default that are typical for senior credit facilities and appropriate in the context of the Transactions, including, without limitation, nonpayment of principal, interest, fees or reimbursement obligations with respect to letters of credit, violation of covenants, inaccuracy of representations and warranties in any material respect, actual or asserted invalidity of any loan documents, cross default to certain other indebtedness and agreements, bankruptcy and insolvency events, material judgments and liabilities, defaults or judgements under ERISA and change of control. The occurrence of any of such events of default could result in acceleration of our obligations under the senior bank facilities and foreclosure on the collateral securing such obligations, which could have significant negative results to holders of the exchange notes.

                         DESCRIPTION OF EXCHANGE NOTES

     You can find the definitions of some of the terms used in this description under the subheading "Definitions." In this description, the words "we," "us," and "our" refer only to Team Health, Inc. and not to any of our subsidiaries.

     We will issue the exchange notes under an indenture dated March 12, 1999 among Team Health, Inc., our subsidiary guarantors and United States Trust Company of New York, as trustee. See "Notice to Investors." The terms of the exchange notes include those stated in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended.

     The following description is a summary of the material provisions of the indenture. It does not restate that agreement in its entirety. We urge you to read the indenture because it, and not this description, defines your rights as holders of these exchange notes. Copies of the indenture are available as set forth below under the subheading "Additional Information."

BRIEF DESCRIPTION OF THE EXCHANGE NOTES AND THE SUBSIDIARY GUARANTEES

THE EXCHANGE NOTES

     These exchange notes:

     - are our general unsecured obligations;

     - are subordinated in right of payment to all of our senior debt;

     - are ahead of or equal in right of payment to all of our existing and future subordinated indebtedness; and

     - are unconditionally guaranteed by our subsidiary guarantors.

THE SUBSIDIARY GUARANTEES

     These exchange notes are guaranteed by each of our Domestic Restricted Subsidiaries.

     The subsidiary guarantees of these exchange notes:

     - are general unsecured obligations of each subsidiary guarantor;

     - are subordinated in right of payment to all senior debt of each subsidiary guarantor; and

     - are ahead of or equal in right of payment to all existing and future subordinated indebtedness of each subsidiary guarantor.

     As of March 31, 1999, we and our subsidiary guarantors had total senior debt of approximately $147.5 million. As indicated above and as discussed in detail below under the subheading "Subordination," payments on the exchange notes and under the subsidiary guarantees will be subordinated to the payment of senior debt. The indenture will permit us and our subsidiary guarantors to incur additional senior debt.

     As of March 31, 1999, all of our subsidiaries were "Restricted Subsidiaries." However, under the circumstances described below under the subheading "Covenants -- Designation of Restricted and Unrestricted Subsidiaries," we will be permitted to designate certain of our subsidiaries as "Unrestricted Subsidiaries." Unrestricted Subsidiaries will not be subject to many of the restrictive covenants in the indenture. Unrestricted Subsidiaries will not guarantee the exchange notes.

PRINCIPAL, MATURITY AND INTEREST

     We will issue the exchange notes with a maximum aggregate principal amount of $225.0 million, of which $100.0 million will be issued on the date of original issuance. We will issue the exchange notes in denominations of $1,000 and integral multiples of $1,000. The exchange notes will mature on March 15, 2009.

     Interest on these exchange notes will accrue at the rate of 12% per annum and will be payable semi-annually in arrears on March 15 and September 15, commencing on September 15, 1999. We will make each interest payment to the holders of record of these exchange notes on the immediately preceding March 1 and September 1.

     Interest on these exchange notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Additional exchange notes may be issued from time to time after the offering, subject to the provisions of the indenture described below under the caption "Covenants -- Incurrence of Indebtedness and Issuance of Preferred Stock." The exchange notes offered hereby and any additional exchange notes subsequently issued under the indenture would be treated as a single class for all purposes under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

METHODS OF RECEIVING PAYMENTS ON THE EXCHANGE NOTES

     If a holder has given wire transfer instructions to us, we will make all principal, premium and interest payments on those exchange notes in accordance with those instructions. All other payments on these exchange notes will be made at the office or agency of the paying agent and registrar within the City and State of New York unless we elect to make interest payments by check mailed to the holders at their address set forth in the register of holders.

PAYING AGENTS AND REGISTRAR FOR THE EXCHANGE NOTES

     The trustee will initially act as paying agent and registrar. We may change the paying agent or registrar without prior notice to the holders of the exchange notes, and we or any of our subsidiaries may act as paying agent or registrar.

TRANSFER AND EXCHANGE

     A holder may transfer or exchange exchange notes in accordance with the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents, and we may require a holder to pay any taxes and fees required by law or permitted by the indenture. We are not required to transfer or exchange any exchange note selected for redemption. Also, we are not required to transfer or exchange any exchange note for a period of 15 days before a selection of exchange notes to be redeemed.

     The registered holder of an exchange note will be treated as the owner of it for all purposes.

SUBSIDIARY GUARANTEES

     Our subsidiary guarantors will jointly and severally guarantee, on a senior subordinated basis, our obligations under these exchange notes. Each subsidiary guarantee will be subordinated to the prior payment in full of all senior debt of that subsidiary guarantor. The obligations of each subsidiary guarantor under its subsidiary guarantee will be limited as necessary to prevent that subsidiary guarantee from constituting a fraudulent conveyance under applicable law. See "Risk Factors -- Fraudulent Conveyance Matters."

     A subsidiary guarantor may not sell or otherwise dispose of all or substantially all of its assets, or consolidate with or merge with or into (whether or not such subsidiary guarantor is the surviving person), another person unless:

     (1) immediately after giving effect to that transaction, no Default or Event of Default exists; and

     (2) either:

        (a) the person acquiring the property in any such sale or disposition or the person formed by or surviving any such consolidation or merger assumes all the obligations of that subsidiary guarantor pursuant to a supplemental indenture satisfactory to the trustee; or

        (b) the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the indenture.

     The subsidiary guarantee of a subsidiary guarantor will be released:

     (1) in connection with any sale or other disposition of all or substantially all of the assets of that subsidiary guarantor (including by way of merger or consolidation), if we apply the Net Proceeds of that sale or other disposition, in accordance with the applicable provisions of the indenture; or

     (2) in connection with the sale of all of the capital stock of a subsidiary guarantor, if we apply the Net Proceeds of that sale, in accordance with the applicable provisions of the indenture; or

     (3) if we designate any Restricted Subsidiary that is a subsidiary guarantor as an Unrestricted Subsidiary.

     See "Repurchase at Option of Holders -- Asset Sales."

SUBORDINATION

     The payment of principal of, premium, if any, and interest on these exchange notes will be subordinated to the prior payment in full of all of our senior debt.

     The holders of senior debt will be entitled to receive payment in full in cash of all amounts due or to become due in respect of senior debt before the holders of exchange notes will be entitled to receive any payment with respect to the exchange notes (except that holders of exchange notes may receive Reorganization Securities), in the event of any distribution to our creditors in any Insolvency or Liquidation Proceeding with respect to us. Upon any such Insolvency or Liquidation Proceeding, any payment or distribution of our assets of any kind or character, whether in cash, property or securities (other than Reorganization Securities), to which the holders of the exchange notes or the trustee would be entitled will be paid by us or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holders of the exchange notes or by the trustee if received by them, directly to the holders of senior debt (pro rata to such holders on the basis of the amounts of senior debt held by such holders) or their Representative or Representatives, as their interests may appear, for application to the payment of the senior debt remaining unpaid until all such senior debt has been paid in full in cash, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of senior debt.

     We also may not make any payment in respect of the exchange notes (except in Reorganization Securities) if:

     (1) a payment default on Designated Senior Debt occurs and is continuing;
         or

     (2) any other default occurs and is continuing on Designated Senior Debt that permits holders of the Designated Senior Debt to accelerate its maturity and the trustee receives a notice of such default (a "Payment Blockage Notice") from the Credit Agent or the holders or the Representative of any Designated Senior Debt.

\Payments on the exchange notes may and shall be resumed:

     (1) in the case of a payment default, upon the date on which such default is cured or waived; and

     (2) in case of a nonpayment default, the earlier of

        (A)  the date on which such nonpayment default is cured or waived,

        (B) 179 days after the date on which the applicable Payment Blockage Notice is received or

        (C) the date on which the trustee receives written notice from the Credit Agent or the Representative for such Designated Senior Debt, as the case may be, rescinding the applicable Payment Blockage Notice, unless the maturity of any Designated Senior Debt has been accelerated.

     No new Payment Blockage Notice may be delivered unless and until 181 days have elapsed since the effectiveness of the immediately prior Payment Blockage Notice.

     No event of default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived for a period of not less than 90 days.

     As a result of the subordination provisions described above, in the event of our bankruptcy, liquidation or reorganization, holders of these exchange notes may recover less ratably than our creditors who are holders of senior debt. See "Risk Factors -- Subordination," which describes how the right of holders of exchange notes to receive payments on the exchange notes is junior to all of our existing and future senior indebtedness. We and our restricted subsidiaries will be subject to certain financial tests limiting the amount of additional indebtedness, including senior debt, that we and our restricted subsidiaries can incur. See "-- Covenants -- Incurrence of Indebtedness and Issuance of Preferred Stock" for a more detailed description of the types of Indebtedness that we may and may not incur.

OPTIONAL REDEMPTION

     At any time prior to March 15, 2002, we may on one or more occasions redeem up to 33 1/3% of the aggregate principal amount of exchange notes originally issued under the indenture at a redemption price of 112.0% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of one or more Public Equity Offerings; provided that:

     (1) at least 66 2/3% of the aggregate principal amount of exchange notes remains outstanding immediately after the occurrence of such redemption (excluding notes held by us and our subsidiaries); and

     (2) the redemption must occur within 90 days of the date of the closing of such Equity Offering.

     Except pursuant to the preceding paragraphs, we will not have the option of redeeming the exchange notes prior to March 15, 2004.

     After March 15, 2004, we may redeem all or a part of these exchange notes, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, to the applicable redemption date, if redeemed during the twelve-month period beginning on March 15 of the years indicated below:

YEAR                                                PERCENTAGE
----                                                ----------
2004............................................     108.000%
2005............................................     106.000%
2006............................................     104.000%
2007............................................     102.000%
2008 and thereafter.............................     100.000%

SELECTION AND NOTICE

     If less than all of the exchange notes are to be redeemed at any time, the trustee will select exchange notes for redemption as follows:

     (1) if the exchange notes are listed, in compliance with the requirements of the principal national securities exchange on which the exchange notes are listed; or

     (2) if the exchange notes are not so listed, on a pro rata basis, by lot or by such method as the trustee shall deem fair and appropriate.

     No exchange notes of $1,000 or less shall be redeemed in part. Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each holder of exchange notes to be redeemed at its registered address. Notices of redemption may not be conditional.

     If any exchange note is to be redeemed in part only, the notice of redemption that relates to that exchange note shall state the portion of the principal amount thereof to be redeemed. A new exchange note in principal amount equal to the unredeemed portion of the original exchange note will be issued in the name of the holder thereof upon cancellation of the original exchange note. Exchange notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on exchange notes or portions of them called for redemption.

MANDATORY REDEMPTION

     Except as set forth below under "Repurchase at the Option of Holders," we are not required to make mandatory redemption or sinking fund payments with respect to the exchange notes.

REPURCHASE AT THE OPTION OF HOLDERS

     CHANGE OF CONTROL

     If a Change of Control occurs, each holder of exchange notes will have the right to require us to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of that holder's exchange notes pursuant to the Change of Control Offer. In the Change of Control Offer, we will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of exchange notes repurchased plus accrued and unpaid interest thereon, if any, to the date of purchase. Within 60 days following any Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase exchange notes on the Change of Control Payment Date, pursuant to the procedures required by the indenture and described in such notice. We will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934 and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the exchange notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of the indenture relating to such Change of Control Offer, we will comply with the applicable securities laws and regulations and shall not be deemed to have breached our obligations described in the indenture by virtue thereof.

     On the Change of Control Payment Date, we will, to the extent lawful:

     (1) accept for payment all exchange notes or portions thereof properly tendered pursuant to the Change of Control Offer;

     (2) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all exchange notes or portions thereof so tendered; and

     (3) deliver or cause to be delivered to the trustee the exchange notes so accepted together with an officers' certificate stating the aggregate principal amount of exchange notes or portions thereof being purchased by us.

     The paying agent will promptly mail to each holder of exchange notes so tendered the Change of Control Payment for such exchange notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new exchange note equal in principal amount to any unpurchased portion of the exchange notes surrendered, if any; provided that each such new exchange note will be in a principal amount of $1,000 or an integral multiple thereof.

     Prior to complying with any of the provisions of this "Change of Control" covenant, but in any event within 90 days following a Change of Control, we will either repay all outstanding senior debt or obtain the requisite consents, if any, under all agreements governing outstanding senior debt to permit the repurchase of exchange notes required by this covenant. We will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

     The provisions described above that require us to make a Change of Control Offer following a Change of Control will be applicable regardless of whether or not any other provisions of the indenture are applicable. Except as described above with respect to a Change of Control, the indenture does not contain provisions that permit the holders of the exchange notes to require that we repurchase or redeem the exchange notes in the event of a takeover, recapitalization or similar transaction.

     Our outstanding senior debt currently prohibits us from purchasing any exchange notes, and also provides that certain change of control events with respect to us would constitute a default under the agreements governing the senior debt. Any future credit agreements or other agreements relating to senior debt to which we become a party may contain similar restrictions and provisions. In the event a Change of Control occurs at a time when we are prohibited from purchasing exchange notes, we could seek the consent of our senior lenders to the purchase of exchange notes or could attempt to refinance the borrowings that contain such prohibition. If we do not obtain such a consent or repay such borrowings, we will remain prohibited from purchasing exchange notes. In such case, our failure to purchase tendered exchange notes would constitute an event of default under the indenture which would, in turn, constitute a default under such senior debt. In such circumstances, the subordination provisions in the indenture would likely restrict payments to the holders of exchange notes.

     We will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the indenture applicable to a Change of Control Offer made by us and purchases all exchange notes validly tendered and not withdrawn under such Change of Control Offer.

     The definition of Change of Control includes a phrase relating to the sale, lease, transfer, conveyance or other disposition of "all or substantially all" of the assets of Team Health and our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase "substantially all," there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of exchange notes to require us to repurchase such exchange notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of us and those of our Subsidiaries taken as a whole to another Person or group may be uncertain.

     ASSET SALES

     We will not, and will not permit any of our Restricted Subsidiaries to, consummate an Asset Sale unless:

     (1) we (or the Restricted Subsidiary, as the case may be) receive consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of;

     (2) such fair market value is determined by our board of directors and evidenced by a resolution of the board of directors set forth in an officers' certificate delivered to the trustee provided that the board of directors' determination must be based on an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $25 million; and

     (3) at least 80% of the consideration therefor received by us or such Restricted Subsidiary is in the form of cash or Cash Equivalents. For purposes of this provision, each of the following shall be deemed to be cash:

        (a) any liabilities (as shown on our or such Restricted Subsidiary's most recent balance sheet), of us or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the exchange notes or any Subsidiary Guarantee) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases us or such Restricted Subsidiary from further liability; and

        (b) any securities, notes or other obligations received by us or any such Restricted Subsidiary from such transferee that are converted by us or such Restricted Subsidiary into cash or Cash Equivalents within 180 days (to the extent of the cash received in that conversion).

     The 80% limitation referred to in clause (3) above will not apply to any Asset Sale in which the cash or Cash Equivalents portion of the consideration received therefrom, determined in accordance with the preceding proviso, is equal to or greater than what the after-tax proceeds would have been had such Asset Sale complied with the aforementioned 80% limitation.

     Within 365 days after the receipt of any Net Proceeds from an Asset Sale, we or any such Restricted Subsidiary may apply such Net Proceeds, at our or its option:

     (1) to repay or repurchase senior debt of us or any Restricted Subsidiary;

     (2) to acquire a controlling interest in another Permitted Business;

     (3) to make a capital expenditure in a Permitted Business; or

     (4) to acquire other assets in a Permitted Business.

     Pending the final application of any such Net Proceeds, we may temporarily reduce the revolving indebtedness under the senior bank facilities or otherwise invest such Net Proceeds in any manner that is not prohibited by the indenture.

     Any Net Proceeds from Asset Sales that are not applied or invested as provided in the preceding paragraph will constitute Excess Proceeds. When the aggregate amount of Excess Proceeds exceeds $15.0 million, we will be required to make an offer to all holders of exchange notes (an "Asset Sale Offer") to purchase the maximum principal amount of exchange notes that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of principal amount plus accrued and unpaid interest, if any, to the date of purchase, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, we may use such Excess Proceeds for general corporate purposes. If the aggregate principal amount of exchange notes tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the trustee shall select the exchange notes to be purchased on a pro rata basis. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

COVENANTS

     RESTRICTED PAYMENTS

     We will not, and will not permit any of our Restricted Subsidiaries to, directly or indirectly:

     (1) declare or pay any dividend or make any other payment or distribution on account of our or any of our Restricted Subsidiaries' Equity Interests (including, without limitation, any payment on such Equity Interests in connection with any merger or consolidation involving us) or to the direct or indrect holders of our or any of our Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than our Disqualified Stock);

     (2) purchase, redeem or otherwise acquire or retire for value (including without limitation, in connection with any merger or consolidation involving Team Health) any of our Equity Interests or those of any direct or indirect parent of Team Health (other than any such Equity Interests owned by us or any of our Restricted Subsidiaries);

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     (3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any indebtedness that is subordinated to the exchange notes or the Subsidiary Guarantees, except scheduled payments of interest or principal at Stated Maturity thereof; or

     (4) make any Restricted Investment (all such payments and other actions set forth in clauses (1) through (4) above being collectively referred to as "Restricted Payments"),

unless, at the time of and after giving effect to such Restricted Payment:

     (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

     (2) we would, after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the covenant described below under the caption "Incurrence of Indebtedness and Issuance of Preferred Stock;" and

     (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by us and our Restricted Subsidiaries after the date of the indenture (excluding Restricted Payments permitted by clauses (1), (2), (3), (4), (8) (other than those permitted by clause (6) of the definition of "Permitted Investments")
         (11) and (12) of the next succeeding paragraph), is less than the sum, without duplication, of:

        (a) 50% of our Consolidated Net Income for the period (taken as one accounting period) from the beginning of the first full fiscal quarter commencing after the date of the indenture to the end of our most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus

        (b) 100% of the aggregate net proceeds (including the fair-market value of property other than cash, provided, that fair market value of property other than cash shall be determined in good faith by the board of directors whose resolution with respect thereto shall be delivered to the trustee and such determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $15.0 million) received by us as a contribution to our capital or received by us from the issue or sale since the date of the indenture of our Equity Interests (other than Disqualified Stock) or of our Disqualified Stock or debt securities that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to our Restricted Subsidiary and other than Disqualified Stock or convertible debt securities that have been converted into Disqualified Stock), plus

        (c) to the extent that any Restricted Investment that was made after the date of the indenture is sold for cash or otherwise liquidated or repaid for cash, the lesser of

             (1) the cash return of capital with respect to such Restricted
                 Investment (less the cost of disposition, if any) and

             (2) the initial amount of such Restricted Investment, plus

        (d) if any Unrestricted Subsidiary

             (1) is redesignated as a Restricted Subsidiary, the fair market value of such redesignated Subsidiary (as determined in good faith by our board of directors) as of the date of its redesignation or

             (2) pays any cash dividends or cash distributions to us or any of our Restricted Subsidiaries, 100% of any such cash dividends or cash distributions made after the date of the indenture.

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

     The preceding provisions will not prohibit:

     (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of the indenture;

     (2) the redemption, repurchase, retirement, defeasance or other acquisition of any of our subordinated indebtedness or Equity Interests or those of any Restricted Subsidiary in exchange for, or out of the net cash proceeds of the substantially concurrent sale or issuance (other than to one of our Restricted Subsidiaries) of, other Equity Interests of Team Health (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (3)(b) of the preceding paragraph;

     (3) the defeasance, redemption, repurchase or other acquisition of our subordinated indebtedness or that of any Restricted Subsidiary with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

     (4) the payment of any dividend by a Restricted Subsidiary to the holders of its Equity Interests on a pro rata basis;

      (5) the repurchase, redemption or other acquisition or retirement for value of any of our Equity Interests held by any member or former member of our (or any of our Restricted Subsidiaries') management or affiliated physician pursuant to any management equity subscription agreement, stockholders agreement or stock option agreement or other similar agreements in effect as of the date of the indenture; provided, however, the aggregate price paid shall not exceed

         (a) $2.5 million in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to clause (b)) of $5.0 million in any calendar year, plus

         (b) the aggregate cash proceeds received by us from any issuance or reissuance of Equity Interests to members of our management or our affiliated physicians and those of our Restricted Subsidiaries and the proceeds to us of any "key man" life insurance policies; provided that the cancellation of indebtedness owing to us from members of management or our affiliated physicians or those of any of our Restricted Subsidiaries in connection with such repurchase of Equity Interests will not be deemed to be a Restricted Payment;

     (6) Investments in any Person (other than us or a Restricted Subsidiary) engaged in a Permitted Business in an amount not to exceed $7.5 million;

     (7) other Investments in unrestricted subsidiaries having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (7) that are at that time outstanding, not to exceed $6.0 million;

     (8)  Permitted Investments;

     (9) so long as no Default or Event of Default has occurred and is continuing, the declaration and payment of dividends on Disqualified Stock, the incurrence of which satisfied the covenant set forth in "-- Incurrence of Indebtedness and Issuance of Preferred Stock" below;

     (10) repurchases of Equity Interests deemed to occur upon the exercise of stock options if such Equity Interests represent a portion of the exercise price thereof; and

     (11) distributions to fund the Transactions. See "The Transactions."

     The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by us or such subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment shall be determined in good faith by the board of directors whose resolution with respect thereto shall be delivered to the trustee. The board of directors' determination must be based upon

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

an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $15.0 million. Not later than the date of making any Restricted Payment, we shall deliver to the trustee an officers' certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this "Restricted Payments" covenant were computed, together with a copy of any fairness opinion or appraisal required by the indenture.

     INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK

     We will not, and will not permit any of our subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any indebtedness (including Acquired Debt) and we will not issue any Disqualified Stock and will not permit any of our Restricted Subsidiaries to issue any shares of preferred stock; provided, however, that we may incur indebtedness (including Acquired Debt) or issue Disqualified Stock or preferred stock and our Restricted Subsidiaries may incur Indebtedness (including Acquired
Debt) and issue Disqualified Stock or preferred stock if the Fixed Charge Coverage Ratio for our most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.0 to 1, if such incurrence or issuance is on or prior to the second anniversary of the Issue Date, or 2.25 to 1 if such incurrence or issuance is after the second anniversary of the Issue Date but on or prior to the fourth anniversary of the Issue Date, or 2.5 to 1 if such incurrence or issuance is after the fourth anniversary of the Issue Date, in each case, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional indebtedness had been incurred, or the Disqualified Stock or preferred stock had been issued, as the case may be, at the beginning of such four-quarter period.

     The first paragraph of this covenant will not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

     (1) the incurrence by us or any of our Restricted Subsidiaries of Indebtedness and letters of credit pursuant to the senior bank facilities; provided that the aggregate amount of all indebtedness then classified as having been incurred in reliance upon this clause (1) that remains outstanding under the senior bank facilities after giving effect to such incurrence does not exceed an amount equal to $190 million.

     (2) the incurrence by us or our Restricted Subsidiaries of Existing Indebtedness;

     (3) the incurrence by us and the subsidiary guarantors of indebtedness represented by the exchange notes and the subsidiary guarantees;

     (4) the incurrence by us or any of our Restricted Subsidiaries of indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in our business or that of such Restricted Subsidiary (whether through the direct purchase of assets or the Capital Stock of any Person owning such Assets), in an aggregate principal amount or accreted value, as applicable, not to exceed $15.0 million;

     (5) the incurrence by us or any of our Restricted Subsidiaries of indebtedness in connection with the acquisition of assets or a new Restricted Subsidiary; provided that such indebtedness was incurred by the prior owner of such assets or such Restricted Subsidiary prior to such acquisition by us or one of our subsidiaries and was not incurred in connection with, or in contemplation of, such acquisition by our or one of our subsidiaries; provided further that the principal amount (or accreted value, as applicable) of such indebtedness, together with any other outstanding indebtedness incurred pursuant to this clause (5), does not exceed $20.0 million;

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

     (6) the incurrence by us or any of our Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness that was permitted by the indenture to be incurred;

     (7) the incurrence by us or any of our Restricted Subsidiaries of intercompany Indebtedness between or among us and any of our Restricted Subsidiaries; provided, however, that:

        (a) if we or any subsidiary guarantor is the obligor on such indebtedness, such indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations with respect to the exchange notes, in the case of us, or the subsidiary guarantee of such subsidiary guarantor, in the case of a subsidiary guarantor; and

        (b) (1) any subsequent issuance or transfer of Equity Interests that results in any such indebtedness being held by a Person other than us or a Restricted Subsidiary and

             (2) any sale or other transfer of any such Indebtedness to a Person that is not either us or a Restricted Subsidiary shall be deemed, in each case, to constitute an incurrence of such indebtedness by us or such Restricted Subsidiary, as the case may be;

     (8) the incurrence by us or any of our Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging:

        (a) interest rate risk with respect to any floating rate indebtedness that is permitted by the terms of this indenture to be outstanding;

        (b) exchange rate risk with respect to any agreement or indebtedness of such Person payable in a currency other than U.S. dollars; or

        (c) commodities risk relating to commodities agreements, entered into in the ordinary course of business, for the purchase of raw material used by us and our Restricted Subsidiaries;

     (9) the Guarantee by us or any of our Restricted Subsidiaries of our indebtedness or that of one of our Restricted Subsidiaries that was permitted to be incurred by another provision of this covenant;

     (10) the incurrence by our Unrestricted Subsidiaries of Non-Recourse Debt; provided, however, that if any such indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of indebtedness by our Restricted Subsidiary;

     (11) indebtedness incurred by us or one of our Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including without limitation to letters of credit in respect to workers' compensation claims or self-insurance, or other indebtedness with respect to reimbursement type obligations regarding workers' compensation claims; provided, however, that upon the drawing of such letters of credit or the incurrence of such indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;

     (12) indebtedness arising from agreements of us or one of our Restricted Subsidiaries providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, asset or subsidiary, other than guarantees of indebtedness incurred by any person acquiring all or any portion of such business, assets or subsidiary for the purpose of financing such acquisition; provided that

           (a) such indebtedness is not reflected on our balance sheet or that of any Restricted Subsidiary (contingent obligations referred to in a footnote or footnotes to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (a)) and

           (b) the maximum assumable liability in respect of such Indebtedness shall at no time exceed the gross proceeds including non-cash proceeds (the fair market value of such non-cash proceeds being measured at the time received and without giving effect to any such

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

               subsequent changes in value) actually received by us and/or such Restricted Subsidiary in connection with such disposition;

     (13) indebtedness incurred by us or any of our Restricted Subsidiaries which is subordinated to the exchange notes and the subsidiary guarantees; provided that such indebtedness matures after the date on which the exchange notes mature and that no cash interest is payable with respect to such indebtedness until after the date on which the exchange notes mature;

     (14) obligations in respect of performance and surety bonds and completion guarantees provided by us or any of our Restricted Subsidiaries in the ordinary course of business;

     (15) guarantees incurred in the ordinary course of business in an aggregate principal amount not to exceed $10.0 million at any time outstanding; and

     (16) the incurrence by us or any of our Restricted Subsidiaries of additional indebtedness, including Attributable Debt incurred after the date of the indenture, in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any other indebtedness incurred pursuant to this clause (16), not to exceed $25.0 million.

     For purposes of determining compliance with this "Incurrence of Indebtedness and Issuance of Preferred Stock" covenant, in the event that an item of proposed indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (16) above or is entitled to be incurred pursuant to the first paragraph of this covenant, we will be permitted to classify such item of indebtedness in any manner that complies with this covenant. In addition, we may, at any time, change the classification of an item of indebtedness (or any portion thereof) to any other clause or to the first paragraph hereof provided that we would be permitted to incur such item of indebtedness (or portion thereof) pursuant to such other clause or the first paragraph hereof, as the case may be, at such time of reclassification. Accrual of interest, accretion or amortization of original issue discount and the accretion of accreted value will not be deemed to be an incurrence of indebtedness for purposes of this covenant.

     LIENS

     We will not, and will not permit any of our Restricted Subsidiaries to, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind securing trade payables or indebtedness that does not constitute senior debt (other than Permitted Liens) upon any of our or our Restricted Subsidiaries' property or assets, now owned or hereafter acquired unless:

     (1) in the case of Liens securing indebtedness that is expressly subordinated or junior in right of payment to the exchange notes, the exchange notes are secured on a senior basis to the obligations so secured until such time as such obligations are no longer secured by a Lien; and

     (2) in all other cases, the exchange notes are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by a Lien.

     DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES

     We will not, and will not permit any of our Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to:

     (1) (a) pay dividends or make any other distributions to us or any of our Restricted Subsidiaries

           (1) on our Capital Stock or

           (2) with respect to any other interest or participation in, or measured by, our profits; or

         (b) pay any indebtedness owed to us or any of our Restricted Subsidiaries;

     (2) make loans or advances to us or any of our Restricted Subsidiaries; or
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

     (3) transfer any of its properties or assets to us or any of our Restricted Subsidiaries.

     However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:

     (1)  Existing Indebtedness as in effect on the date of the indenture;

     (2) the senior bank facilities as in effect as of the date of the indenture, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacement or refinancings are no more restrictive, taken as a whole (as determined in the good faith judgment of our board of directors), with respect to such dividend and other payment restrictions than those contained in the senior bank facilities as in effect on the date of the indenture;

     (3)  the indenture and the exchange notes;

     (4)  any applicable law, rule, regulation or order;

     (5) any instrument of a Person acquired by us or any of our Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of indebtedness, such indebtedness was permitted by the terms of the indenture to be incurred;

     (6) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices;

     (7) purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired of the nature described in clause (3) of the preceding paragraph;

     (8) Permitted Refinancing Indebtedness, provided that the material restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, in the good faith judgment of our board of directors, taken as a whole, to the holders of exchange notes than those contained in the agreements governing the indebtedness being refinanced;

     (9) contracts for the sale of assets, including without limitation customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such subsidiary;

     (10) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; and

     (11) other indebtedness or Disqualified Stock of Restricted Subsidiaries permitted to be incurred subsequent to the Issue Date pursuant to the provisions of the covenant described under the caption "-- Incurrence of Indebtedness and Issuance of Preferred Stock."

     MERGER, CONSOLIDATION, OR SALE OF ASSETS

     We may not:

     (A) consolidate or merge with or into another person (whether or not we are the surviving corporation); or

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

     (B) sell, assign, transfer, convey or otherwise dispose of all or substantially all of our properties or assets, in one or more related transactions, to another person unless:

     (1) either:

        (a) we are the surviving corporation; or

        (b) the Person formed by or surviving any such consolidation or merger (if other than us) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

     (2) the entity or Person formed by or surviving any such consolidation or merger (if other than us) or the entity or Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all of our obligations under the exchange notes and the indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the trustee;

     (3) immediately after such transaction no Default or Event of Default exists; and

     (4) we or the entity or Person formed by or surviving any such consolidation or merger (if other than us), or to which such sale, assignment, transfer, conveyance or other disposition shall have been made:

        (a) will, after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the covenant described above under the caption "Incurrence of Indebtedness and Issuance of Preferred Stock"; or

        (b) would (together with our Restricted Subsidiaries) have a higher Fixed Charge Coverage Ratio immediately after such transaction (after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period) than our Fixed Charge Coverage Ratio and that of our subsidiaries immediately prior to the transaction.

     The preceding clause (4) will not prohibit:

     (a) a merger between us and one of our Wholly Owned Subsidiaries; or

     (b) a merger between us and one of our Affiliates incorporated solely for the purpose of reincorporating us in another state of the United States;

so long as, in each case, the amount of our indebtedness and that of our Restricted Subsidiaries is not increased thereby.

     In addition, we may not, directly or indirectly, lease all or substantially all of our properties or assets, in one or more related transactions, to any other person. This "Merger, Consolidation, or Sale of Assets" covenant will not be applicable to a sale, assignment, transfer, conveyance or other disposition of assets between or among us and any of our Wholly Owned Restricted Subsidiaries.

     TRANSACTIONS WITH AFFILIATES

     We will not, and will not permit any of our Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

     (1) such Affiliate Transaction is on terms that are no less favorable to us or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by us or such Restricted Subsidiary with an unrelated Person; and

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

     (2) we deliver to the trustee:

        (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $3.0 million, a resolution of the board of directors set forth in an officers' certificate certifying that such Affiliate Transaction complies with clause (1) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the board of directors; and

        (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $15.0 million, an opinion as to the fairness to the holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

     The following items shall not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph:

     (1) customary directors' fees, indemnification or similar arrangements or any employment agreement or other compensation plan or arrangement entered into by us or any of our Restricted Subsidiaries in the ordinary course of business and consistent with our past practice or the past practice of such Restricted Subsidiary;

     (2) transactions between or among us and/or our Restricted Subsidiaries;

     (3) Permitted Investments and Restricted Payments that are permitted by the provisions of the indenture described above under the caption "Restricted Payments";

     (4) customary loans, advances, fees and compensation paid to, and indemnity provided on behalf of, our or any of our Restricted Subsidiaries' officers, directors, employees or consultants;

     (5) transactions pursuant to any contract or agreement in effect on the date of the indenture as the same may be amended, modified or replaced from time to time so long as any such amendment, modification or replacement is no less favorable to us and our Restricted Subsidiaries than the contract or agreement as in effect on the Issue Date;

     (6) transactions pursuant to management contracts with affiliated physicians entered into in the ordinary course of business consistent with past practice (or as such practice may be modified to comply with regulations governing our operations); and

     (7) payments in connection with the Transactions (including the payment of fees and expenses with respect thereto).

     DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES

     The board of directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, all outstanding Investments owned by us and our Restricted Subsidiaries (except to the extent repaid in cash) in the subsidiary so designated will be deemed to be Restricted Payments at the time of such designation (to the extent not designated a Permitted Investment) and will reduce the amount available for Restricted Payments under the first paragraph of the covenant described above under the caption "Restricted Payments." All such outstanding Investments will be valued at their fair market value at the time of such designation, as determined in good faith by the board of directors. That designation will only be permitted if such Restricted Payment would be permitted at that time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

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     ANTI-LAYERING

     We will not incur, create, issue, assume, guarantee or otherwise become liable for any indebtedness that is both:

     (1) subordinate or junior in right of payment to any senior debt; and

     (2) senior in any respect in right of payment to the exchange notes.

     No subsidiary guarantor will incur, create, issue, assume, guarantee or otherwise become liable for any indebtedness that is both:

     (1) subordinate or junior in right of payment to any senior debt of such subsidiary guarantor; and

     (2) senior in any respect in right of payment to the subsidiary guarantees.

     SALE AND LEASEBACK TRANSACTIONS

     We will not, and will not permit any of our Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that we or any of our Restricted Subsidiaries may enter into a sale and leaseback transaction if:

     (1) we or such Restricted Subsidiary could have

        (a) incurred indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to the covenant described above under the caption "Incurrence of Indebtedness and Issuance of Preferred Stock" and

        (b) incurred a Lien to secure such indebtedness pursuant to the covenant described above under the caption "Liens";

     (2) the gross cash proceeds of that sale and leaseback transaction are at least equal to the fair market value, as determined in good faith by the board of directors and set forth in an officers' certificate delivered to the trustee, of the property that is the subject of such sale and leaseback transaction; and

     (3) the transfer of assets in such sale and leaseback transaction is permitted by, and we apply the proceeds of such transaction in compliance with, the covenant described above under the caption "Asset Sales."

     LIMITATIONS ON ISSUANCES OF GUARANTEES OF INDEBTEDNESS

     We will not permit any Domestic Restricted Subsidiary, directly or indirectly, to incur indebtedness or guarantee or pledge any assets to secure the payment of any other of our indebtedness or that of any Restricted Subsidiary unless either such Restricted Subsidiary

     (1) is a subsidiary guarantor or

     (2) simultaneously executes and delivers a supplemental indenture to the indenture and becomes a subsidiary guarantor, which guarantee shall

        (a) with respect to any guarantee of senior debt, be subordinated in right of payment on the same terms as the exchange notes are subordinated to such senior debt and

        (b) with respect to any guarantee of any other indebtedness, be senior to or pari passu with such Restricted Subsidiary's other indebtedness or guarantee of or pledge to secure such other indebtedness.

     Notwithstanding the preceding paragraph, any such guarantee by a Restricted Subsidiary of the exchange notes shall provide by its terms that it shall be automatically and unconditionally released and discharged upon any sale, exchange or transfer, to any Person not our Affiliate, of all of our stock in, or all

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or substantially all the assets of, such Restricted Subsidiary, which sale, exchange or transfer is made in compliance with the applicable provisions of the indenture.

     ADDITIONAL GUARANTEES

     If we acquire or create a Domestic Restricted Subsidiary after the date of the indenture, or if any of our subsidiaries become a Domestic Restricted Subsidiary, then such newly acquired or created Domestic Restricted Subsidiary shall become a subsidiary guarantor and execute a Supplemental Indenture and deliver an opinion of counsel, in accordance with terms of the indenture.

     BUSINESS ACTIVITIES

     We will not, and will not permit any Restricted Subsidiary to, engage in any business other than a Permitted Business, except to such extent as would not be material to us and our Restricted Subsidiaries taken as a whole.

     REPORTS

     Whether or not required by the Securities and Exchange Commission, so long as any exchange notes are outstanding, we will furnish to the holders of exchange notes, within the time periods specified in the Securities and Exchange Commission's rules and regulations:

     (1) all quarterly and annual financial information that would be required to be contained in a filing with the Securities and Exchange Commission on Forms 10-Q and 10-K if we were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by our certified independent accountants; and

     (2) all current reports that would be required to be filed with the Securities and Exchange Commission on Form 8-K if we were required to file such reports.

     In addition, following the consummation of this exchange offer, whether or not required by the Securities and Exchange Commission, we will file a copy of all the information and reports referred to in clauses (1) and (2) above with the Securities and Exchange Commission for public availability within the time periods specified in the Securities and Exchange Commission's rules and regulations (unless the Securities and Exchange Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, we have agreed that, for so long as any exchange notes remain outstanding, we will furnish to the holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933.

EVENTS OF DEFAULT AND REMEDIES

     Each of the following is an Event of Default:

     (1) default for 30 days in the payment when due of interest on the exchange notes whether or not prohibited by the subordination provisions of the indenture;

     (2) default in payment when due of the principal of or premium, if any, on the exchange notes, whether or not prohibited by the subordination provisions of the indenture;

     (3) our failure to comply with the provisions described under the caption "-- Change of Control;"

     (4) our failure for 30 days after notice from the trustee or holders of at least 25% in principal amount of the exchange notes then outstanding to comply with the provisions described under the captions "-- Asset Sales," "-- Restricted Payments" or "-- Incurrence of Indebtedness and Issuance of Preferred Stock;"

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     (5) our failure for 60 days after notice from the trustee or holders of at least 25% in principal amount of the exchange notes then outstanding voting as a single class to comply with any of its other agreements in the indenture or the exchange notes;

     (6) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by us or any of our Restricted Subsidiaries (or the payment of which is guaranteed by us or any of our Restricted Subsidiaries) whether such indebtedness or guarantee now exists, or is created after the date of the indenture, if that default:

        (a) is caused by a failure to pay principal of or premium, if any, on such indebtedness prior to the expiration of the grace period provided in such indebtedness on the date of such default (a "Payment Default"); or

        (b) results in the acceleration of such indebtedness prior to its express maturity,

       and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more;

     (7) failure by us or any of our subsidiaries to pay final judgments aggregating in excess of $10.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

     (8) except as permitted by the indenture, any subsidiary guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any subsidiary guarantor, or any Person acting on behalf of any subsidiary guarantor, shall deny or disaffirm its obligations under its subsidiary guarantee; and

     (9) certain events of bankruptcy or insolvency with respect to us or any of our Restricted Subsidiaries that are Significant Subsidiaries.

     In the event of a declaration of acceleration of the exchange notes because an Event of Default has occurred and is continuing as a result of the acceleration of any indebtedness described in clause (6) of the preceding paragraph, the declaration of acceleration of the exchange notes shall be automatically annulled if the holders of any indebtedness described in clause
(6) of the preceding paragraph have rescinded the declaration of acceleration in respect of such indebtedness within 30 days of the date of such declaration and if:

     (1) the annulment of the acceleration of exchange notes would not conflict with any judgment or decree of a court of competent jurisdiction; and

     (2) all existing Events of Default, except nonpayment of principal or interest on the exchange notes that became due solely because of the acceleration of the exchange notes, have been cured or waived.

     If any Event of Default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the then outstanding exchange notes may declare all the exchange notes to be due and payable immediately; provided, that so long as any indebtedness permitted to be incurred pursuant to the senior bank facilities shall be outstanding, such acceleration shall not be effective until the earlier of:

     (1) an acceleration of any such indebtedness under the senior bank facilities, or

     (2) five business days after receipt by us of written notice of such acceleration.

     Notwithstanding the preceding paragraph, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to us or any of our Subsidiaries, all outstanding exchange notes will become due and payable without further action or notice.

     Holders of the exchange notes may not enforce the indenture or the exchange notes except as provided in the indenture. Subject to certain limitations, holders of a majority in principal amount of the

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then outstanding exchange notes may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the exchange notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest.

     In the case of any Event of Default occurring by reason of any willful action or inaction taken or not taken by or on behalf of us with the intention of avoiding payment of the premium that we would have had to pay if we then had elected to redeem the exchange notes pursuant to the optional redemption provisions of the indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the exchange notes. If an Event of Default occurs prior to March 15, 2004 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of us with the intention of avoiding the prohibition on redemption of the exchange notes prior to March 15, 2004, then the premium specified in the indenture shall also become immediately due and payable to the extent permitted by law upon the acceleration of the exchange notes.

     The holders of a majority in aggregate principal amount of the exchange notes then outstanding by notice to the trustee may on behalf of the holders of all of the exchange notes waive any existing Default or Event of Default and its consequences under the indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the exchange notes.

     We are required to deliver to the trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any Default or Event of Default, we are required to deliver to the trustee a statement specifying such Default or Event of Default.

NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

     None of our directors, officers, employees, incorporators or stockholders, or those of any subsidiary guarantor, as such, shall have any liability for any of our obligations or those of the subsidiary guarantors under the exchange notes, the indenture, the subsidiary guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of exchange notes by accepting a exchange note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the exchange notes. The waiver may not be effective to waive liabilities under the federal securities laws.

LEGAL DEFEASANCE AND COVENANT DEFEASANCE

     We may, at our option and at any time, elect to have all of our obligations discharged with respect to the outstanding exchange notes and all obligations of the subsidiary guarantors discharged with respect to their subsidiary guarantees ("Legal Defeasance") except for:

     (1) the rights of holders of outstanding exchange notes to receive payments in respect of the principal of, premium, if any, and interest on such exchange notes when such payments are due from the trust referred to below;

     (2) our obligations with respect to the exchange notes concerning issuing temporary exchange notes, registration of exchange notes, mutilated, destroyed, lost or stolen exchange notes and the maintenance of an office or agency for payment and money for security payments held in trust;

     (3) the rights, powers, trusts, duties and immunities of the trustee, and our obligations in connection therewith; and

     (4) the Legal Defeasance provisions of the indenture.

     In addition, we may, at our option and at any time, elect to have our obligations and the obligations of the subsidiary guarantors released with respect to certain covenants that are described in the indenture ("Covenant Defeasance") and thereafter any omission to comply with those covenants shall not constitute a Default or Event of Default with respect to the exchange notes. In the event Covenant Defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency
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events) described under "Events of Default" will no longer constitute an Event of Default with respect to the exchange notes.

     In order to exercise either Legal Defeasance or Covenant Defeasance:

     (1) we must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the exchange notes, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding exchange notes on the stated maturity or on the applicable redemption date, as the case may be, and we must specify whether the exchange notes are being defeased to maturity or to a particular redemption date;

     (2) in the case of Legal Defeasance, we shall have delivered to the trustee an opinion of counsel in the United States reasonably acceptable to the trustee confirming that

        (a) we have received from, or there has been published by, the Internal Revenue Service a ruling or

        (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, subject to customary assumptions and exclusions, the holders of the outstanding exchange notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

     (3) in the case of Covenant Defeasance, we shall have delivered to the trustee an opinion of counsel in the United States reasonably acceptable to the trustee confirming that, subject to customary assumptions and exclusions, the holders of the outstanding exchange notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

     (4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

     (5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than the indenture) to which we or any of our subsidiaries are a party or by which we or any of our subsidiaries are bound;

     (6) we must deliver to the trustee an officers' certificate stating that the deposit was not made by us with the intent of preferring the holders of exchange notes over our other creditors with the intent of defeating, hindering, delaying or defrauding our creditors or others; and

     (7) we must deliver to the trustee an officers' certificate and an opinion of counsel, which opinion may be subject to customary assumptions and exclusions, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

AMENDMENT, SUPPLEMENT AND WAIVER

     With the consent of the holders of not less than a majority in principal amount of the exchange notes at the time outstanding, we and the trustee are permitted to amend or supplement the indenture or any supplemental indenture or modify the rights of the holders; provided that without the consent of each

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

holder affected, no amendment, supplement, modification or waiver may (with respect to any exchange notes held by a non-consenting holder):

     (1) reduce the principal amount of exchange notes whose holders must consent to an amendment, supplement or waiver;

     (2) reduce the principal of or change the fixed maturity of any exchange note or alter the provisions with respect to the redemption of the exchange notes (other than provisions relating to the covenants described above under the caption "Repurchase at the Option of Holders");

     (3) reduce the rate of or change the time for payment of interest on any exchange note;

     (4) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the exchange notes (except a rescission of acceleration of the exchange notes by the holders of at least a majority in aggregate principal amount of the exchange notes and a waiver of the payment default that resulted from such acceleration);

     (5) make any exchange note payable in money other than that stated in the exchange notes;

     (6) make any change in the provisions of the indenture relating to waivers of past Defaults or the rights of holders of exchange notes to receive payments of principal of or premium, if any, or interest on the exchange notes;

     (7) waive a redemption payment with respect to any exchange note (other than a payment required by one of the covenants described above under the caption "Repurchase at the Option of Holders");

     (8) make any change in the preceding amendment and waiver provisions; or

     (9) release any guarantor from any of its obligations under its guarantee of the exchange notes or the indenture, except in accordance with the terms of the indenture.

     In addition, any amendment to, or waiver of the provisions of Article 10 of the indenture relating to subordination that adversely affects the rights of the holders of the exchange notes will require the consent of the holders of at least 75% in aggregate principal amount of the exchange notes then outstanding.

     Notwithstanding the preceding, without the consent of any holder of exchange notes, we and the trustee may amend or supplement the indenture or the exchange notes:

     (1) to cure any ambiguity, defect or inconsistency;

     (2) to provide for uncertificated exchange notes in addition to or in place of certificated exchange notes;

     (3) to provide for the assumption of our obligations to holders of exchange notes in the case of a merger or consolidation or the sale of all or substantially all of our assets;

     (4) to make any change that would provide any additional rights or benefits to the holders of exchange notes or that does not adversely affect the legal rights under the indenture of any such holder; or

     (5) to comply with requirements of the Securities and Exchange Commission in order to effect or maintain the qualification of the indenture under the Trust Indenture Act of 1939, to provide for the issuance of Additional Notes in accordance with the limitations set forth in the indenture or to allow any subsidiary to guarantee the exchange notes.

CONCERNING THE TRUSTEE

     If the trustee becomes our creditor or that of any subsidiary guarantor, the indenture limits the trustee's right to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other

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

transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Securities and Exchange Commission for permission to continue or resign.

     The holders of a majority in principal amount of the then outstanding exchange notes will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an Event of Default shall occur and be continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to such provisions, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of exchange notes, unless such holder shall have offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

ADDITIONAL INFORMATION

     Anyone who receives this prospectus may obtain a copy of the indenture without charge by writing to Team Health, Inc., P.O. Box 30698, Knoxville, Tennessee 37919; Attention: Chief Financial Officer.

BOOK-ENTRY, DELIVERY AND FORM

     The exchange notes sold to Qualified Institutional Buyers initially will be in the form of one or more registered global notes without interest coupons (collectively, the "Global Notes"). Upon issuance, the Global Notes will be deposited with the trustee, as custodian for The Depository Trust Company, in New York, New York, and registered in the name of The Depository Trust Company or its nominee for credit to the accounts of The Depository Trust Company's Direct or Indirect Participants (as defined below).

     Beneficial interests in all Global Notes, if any, will be subject to certain restrictions on transfer and will bear a restrictive legend as described under "Notice to Investors."

     In addition, transfer of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of The Depository Trust Company and its Direct or Indirect Participants (including, if applicable, those of Euroclear and CEDEL), which may change from time to time.

     The Global Notes may be transferred, in whole and not in part, only to another nominee of The Depository Trust Company or to a successor of The Depository Trust Company or its nominee in certain limited circumstances. Beneficial interests in the Global Notes may be exchanged for exchange notes in certificated form in certain limited circumstances. See "-- Transfer of Interests in Global Notes for Certificated Notes."

     The exchange notes may be presented for registration of transfer and exchange at the offices of the registrar.

     DEPOSITORY PROCEDURES

     The Depository Trust Company has advised us that The Depository Trust Company is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the "Direct Participants") and to facilitate the clearance and settlement of transactions in those securities between Direct Participants through electronic book-entry changes in accounts of Direct Participants. The Direct Participants include securities brokers and dealers (including the underwriters), banks, trust companies, clearing corporations and certain other organizations. Access to The Depository Trust Company's system is also available to other entities that clear through or maintain a direct or indirect custodial relationship with a Direct Participant (collectively, the "Indirect Participants"). Persons who are not Direct Participants may beneficially own securities held by or on behalf of The Depository Trust Company only through the Direct Participants or Indirect Participants. The ownership interest and transfer of ownership interest of each actual purchaser of each security held by or on behalf of The Depository Trust Company are recorded on the records of the Direct Participants and Indirect Participants.

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     The Depository Trust Company has also advised us that pursuant to procedures established by it, ownership of interests in the Global Notes will be shown on, and the transfer ownership thereof will be effected only through, records maintained by The Depository Trust Company (with respect to Direct Participants) or by Direct Participants and the Indirect Participants (with respect to other owners of beneficial interests in the Global Notes).

     Investors in the Global Notes may hold their interests therein directly through The Depository Trust Company or indirectly through organizations such as Euroclear and CEDEL. All interests in a Global Note, including those held through Euroclear or CEDEL, may be subject to the procedures and requirements of The Depository Trust Company. Those interests held by Euroclear or CEDEL may also be subject to the procedures and requirements of such system.

     The laws of some states require that certain persons take physical delivery in definitive, certificated form of securities they own. This may limit or curtail the ability to transfer beneficial interest in a Global Note to such persons. Because The Depository Trust Company can act only on behalf of Direct Participants, which in turn act on behalf of Indirect Participants and others, the ability of a person having a beneficial interest in a Global Note to pledge such interest to persons or entities that are not Direct Participants in The Depository Trust Company, or to otherwise take actions in respect of such interests, may be affected by the lack of physical certificate evidencing such interests. For certain other restrictions on the transferability of the exchange notes, see "-- Book-Entry, Delivery and Form -- Transfer of Interests in Global Notes for Certificated Notes" and "-- Book-Entry, Delivery and Form -- Exchanges of Global Notes."

     EXCEPT AS DESCRIBED IN "-- TRANSFER OF INTERESTS IN GLOBAL NOTES FOR CERTIFICATED NOTES," OWNERS OF BENEFICIAL INTERESTS IN THE GLOBAL NOTES WILL NOT HAVE EXCHANGE NOTES REGISTERED IN THEIR NAMES, WILL NOT RECEIVE PHYSICAL DELIVERY OF EXCHANGE NOTES IN CERTIFICATED FORM AND WILL NOT BE CONSIDERED THE REGISTERED OWNERS OR HOLDERS THEREOF UNDER THE INDENTURE FOR ANY PURPOSE.

     Under the terms of the indenture, we and the trustee will treat the persons in whose names the exchange notes are registered (including exchange notes represented by Global Notes) as the owners thereof for the purpose of receiving such payments and for any and all other purposes whatsoever. Payments in respect of the principal and premium, if any, and interest on Global Notes registered in the name of The Depository Trust Company or its nominee will be payable by the trustee to The Depository Trust Company or its nominee as the registered holder under the indenture. Consequently, neither we, nor the trustee nor any agent of us or the trustee has or will have any responsibility or liability for:

     (1) any aspect of The Depository Trust Company's records or any Direct Participant's or Indirect Participant's records relating to or payments made on account of beneficial ownership interests in the Global Notes or for maintaining, supervising or reviewing any of The Depository Trust Company's records or any Direct Participant's or Indirect Participant's records relating to the beneficial ownership interests in any Global Note, or

     (2) any other matter relating to the actions and practices of The Depository Trust Company or any of its Direct Participants or Indirect Participants.

     The Depository Trust Company has advised us that its current practice, upon receipt of any payment in respect of securities such as the exchange notes is to credit the accounts of the relevant Direct Participants with the payment on the payment date, in amounts proportionate to such Direct Participant's respective ownership interests in the Global Notes as shown on The Depository Trust Company's records. Payments by Direct Participants and Indirect Participants to the beneficial owners of exchange notes will be governed by standing instructions and customary practices between them and will not be the responsibility of The Depository Trust Company, the trustee or us. Neither we nor the trustee will be liable for any delay by The Depository Trust Company or its Direct Participants in identifying the beneficial owners of the exchange notes, and we and the trustee may conclusively rely on and will be protected in relying on instructions from The Depository Trust Company or its nominee as the registered owner of the exchange notes for all purposes.

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     The Global Notes will trade in The Depository Trust Company's Same-Day
Funds Settlement System and therefore, transfers between Direct Participants in The Depository Trust Company will be effected in accordance with The Depository Trust Company's procedures, and will be settled in immediately available funds. Transfers between Indirect Participants who hold interests in the exchange notes through Euroclear and CEDEL will be effected in the ordinary way in accordance with their respective rules and operating procedures.

     Subject to compliance with the transfer restrictions applicable to the exchange notes described herein, cross-market transfers between Direct Participants in The Depository Trust Company, on the one hand, and Indirect Participants, who hold interests in the exchange notes through Euroclear and CEDEL, on the other hand, will be effected by Euroclear's or CEDEL's respective nominee through The Depository Trust Company in accordance with The Depository Trust Company's rules on behalf of Euroclear or CEDEL; however, delivery of instructions relating to cross-market transactions must be made directly to Euroclear or CEDEL, as the case may be, by the counterparty in accordance with the rules and procedures of Euroclear or CEDEL and within their established deadlines (Brussels time for Euroclear and UK time for CEDEL). Euroclear or CEDEL, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its respective depositary to take action to effect final settlement on its behalf by delivering or receiving interests in the relevant Global Note in The Depository Trust Company, and making or receiving payment in accordance with normal procedures for same-day fund settlement applicable to The Depository Trust Company. Euroclear Participants and CEDEL Participants may not deliver instructions directly to the depositaries for Euroclear or CEDEL.

     Because of time zone differences, the securities accounts of an Indirect Participant who holds interests in the exchange notes through Euroclear or CEDEL purchasing an interest in a Global Note from a Direct Participant in The Depository Trust Company will be credited, and any such crediting will be reported to Euroclear or CEDEL during the European business day immediately following the settlement date of The Depository Trust Company in New York. Although recorded in The Depository Trust Company's accounting records as of The Depository Trust Company's settlement date in New York, Euroclear and CEDEL customers will not have access to the cash amount credited to their accounts as a result of a sale of an interest in a Global Note to a The Depository Trust Company Participant until the European business day for Euroclear or CEDEL immediately following The Depository Trust Company's settlement date.

     The Depository Trust Company has advised us that it will take any action permitted to be taken by a holder of exchange notes only at the direction of one or more Direct Participants to whose account The Depository Trust Company interests in the Global Notes are credited and only in respect of such portion of the aggregate principal amount of the exchange notes to which such Direct Participant or Direct Participants have given direction. However, if there is an Event of Default under the exchange notes, The Depository Trust Company reserves the right to exchange Global Notes for legended notes in certificated form, and to distribute such exchange notes to its Direct Participants.

     The information in this section concerning The Depository Trust Company, Euroclear and CEDEL and their book-entry systems has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

     Although The Depository Trust Company, Euroclear and CEDEL have agreed to the foregoing procedures to facilitate transfers of interests in the Global Notes among Direct Participants, including Euroclear and CEDEL, they are under no obligation to perform or to continue to perform such procedures, and such procedures may be discontinued at any time. None of us, the initial purchasers or the trustee will have any responsibility for the performance by The Depository Trust Company, Euroclear or CEDEL or their respective Direct Participants and Indirect Participants of their respective obligations under the rules and procedures governing any of their operations.

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

     TRANSFER OF INTERESTS IN GLOBAL NOTES FOR CERTIFICATED NOTES

     A Global Note is exchangeable for definitive exchange notes in registered certificated form if:

     (1) The Depository Trust Company

        (x) notifies us that it is unwilling or unable to continue as depositary for the Global Note and we thereupon fail to appoint a successor depositary or

        (y) has ceased to be a clearing agency registered under the Securities Exchange Act of 1934,

     (2) we, at our option, notify the trustee in writing that we elect to cause the issuance of Certificated Notes, or

     (3) there shall have occurred and be continuing to occur a Default or an Event of Default with respect to the exchange notes.

     In addition, beneficial interests in a Global Note may be exchanged for certificated exchange notes upon request but only upon at least 20 days' prior written notice given to the trustee by or on behalf of The Depository Trust Company in accordance with customary procedures. In all cases, certificated exchange notes delivered in exchange for any Global Note or beneficial interest therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depositary (in accordance with its customary procedures) and will bear, in the case of the Global Notes, the restrictive legend referred to in "Notice to Investors" unless we determine otherwise, in compliance with applicable law.

     EXCHANGES OF GLOBAL NOTES

     Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in such other Global Note, and accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

     Transfers involving an exchange of a beneficial interest in a Global Note for a beneficial interest in another Global Note will be effected by The Depository Trust Company by means of an instruction originated by the trustee through The Depository Trust Company/Deposit Withdraw at Custodian system. Accordingly, in connection with such transfer, appropriate adjustments will be made to reflect a decrease in the principal amount of the one Global Note and a corresponding increase in the principal amount of the other Global Note, as applicable.

CERTIFICATED NOTES

     Subject to certain conditions, any person having a beneficial interest in the Global Note may, upon request to the trustee, exchange such beneficial interest for exchange notes in the form of Certificated Notes. Upon any such issuance, the trustee is required to register such Certificated Notes in the name of, and cause the same to be delivered to, such person or persons (or the nominee of any thereof). All such certificated exchange notes would be subject to the legend requirements described herein under "Notice to Investors." In addition, if:

     (1) we notify the trustee in writing that the Depositary is no longer willing or able to act as a depositary and we are unable to locate a qualified successor within 90 days, or

     (2) we, at our option, notify the trustee in writing that we elect to cause the issuance of exchange notes in the form of Certificated Notes under the indenture,

then, upon surrender by the Global Note Holder of its Global Note, exchange notes in such form will be issued to each person that the Global Note Holder and the Depositary identify as being the beneficial owner of the related exchange notes.

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     Neither we nor the trustee will be liable for any delay by the Global Note
Holder or the Depositary in identifying the beneficial owners of exchange notes and we and the trustee may conclusively rely on, and will be protected in relying on, instructions from the Global Note Holder or the Depositary for all purposes.

SAME DAY SETTLEMENT AND PAYMENT

     The indenture requires that payments in respect of the exchange notes represented by the Global Note (including principal, premium, if any, and interest) be made by wire transfer of immediately available next day funds to the accounts specified by the Global Note Holder. With respect to Certificated Notes, we will make all payments of principal, premium, if any, and interest, by wire transfer of immediately available funds to the accounts specified by the holders thereof or, if no such account is specified, by mailing a check to each such holder's registered address. We expect that secondary trading in the Certificated Notes will also be settled in immediately available funds.

DEFINITIONS

     Set forth below are defined terms used in the indenture. Reference is made to the indenture for a full disclosure of all such terms, as well as any other terms used herein for which no definition is provided.

     "Acquired Debt" means, with respect to any specified Person:

     (1) indebtedness of any other Person existing at the time such other Person is merged with or into or became a subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a subsidiary of such specified Person, and

     (2) indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

     "Asset Sale" means:

     (1) the sale, lease, conveyance or other disposition (a "Disposition") of any assets or rights (including, without limitation, by way of a sale and leaseback) (provided that the sale, lease, conveyance or other disposition of all or substantially all of our assets and those of our Restricted Subsidiaries taken as a whole will be governed by the provisions of the indenture described above under the caption "Change of Control" and/or the provisions described above under the caption "Merger, Consolidation or Sale of Assets" and not by the provisions of the Asset Sale covenant); and

     (2) the issue or sale by us or any of our Restricted Subsidiaries of Equity Interests of any of our Restricted Subsidiaries, in the case of either clause (1) or (2), whether in a single transaction or a series of related transactions:

        (a) that have a fair market value in excess of $1.0 million, or

        (b) for net proceeds in excess of $1.0 million.

     Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

     (1) a disposition of assets by us to a Restricted Subsidiary or by a Restricted Subsidiary to us or to another Restricted Subsidiary;

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     (2) an issuance of Equity Interests by a Restricted Subsidiary to us or to
         another Restricted Subsidiary;

     (3) a Restricted Payment that is permitted by the covenant described above under the caption "Restricted Payments";

     (4) a disposition in the ordinary course of business;

     (5) the sale and leaseback of any assets within 90 days of the acquisition thereof;

     (6) foreclosures on assets;

     (7) any exchange of property pursuant to Section 1031 on the Internal Revenue Code of 1986, as amended, for use in a Permitted Business; and

     (8) the licensing of intellectual property.

     "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

     "Capital Stock" means:

     (1) in the case of a corporation, corporate stock;

     (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

     (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

     (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash Equivalents" means:

     (1) United States dollars;

     (2) Government Securities having maturities of not more than six months from the date of acquisition;

     (3) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any lender party to the senior bank facilities or with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better;

     (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

     (5) commercial paper having the rating of "P-2" (or higher) from Moody's Investors Service, Inc. or "A-3" (or higher) from Standard & Poor's Corporation and in each case maturing within six months after the date of acquisition; and

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     (6) any fund investing exclusively in investments of which constitute Cash
         Equivalents of the kinds described in clauses (1) through (5) of this definition.

     "Change of Control" means the occurrence of any of the following:

     (1) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of our assets and those of our subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) other than the Principals or a Related Party of any of the Principals;

     (2) the adoption of a plan relating to our liquidation or dissolution;

     (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the Principals and their Related Parties, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 50% of our Voting Stock (measured by voting power rather than number of shares); or

     (4) the first day on which a majority of the members of our board of directors are not Continuing Directors.

     "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period, plus:

     (1) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale, to the extent such losses were deducted in computing such Consolidated Net Income; plus

     (2) provision for taxes based on income or profits of such Person and its subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

     (3) consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments, if any, pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income; plus

     (4) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash charges (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such person and its subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; plus

     (5) our expenses and charges related to the Transactions which are paid, taken or otherwise accounted for within 90 days of the consummation of the Transactions, plus

     (6) any non-capitalized transaction costs incurred in connection with actual or proposed financings, acquisitions or divestitures (including, but not limited to, financing and refinancing fees and costs incurred in connection with the Transactions), plus

     (7) any extraordinary and non-recurring charges for such period to the extent that such charges were deducted in computing such Consolidated Net Income, plus

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

     (8) amounts paid pursuant to the Management Services Agreement to the extent such amounts were deducted in computing such Consolidated Net Income.

     Notwithstanding the preceding, the provision for taxes on the income or profits of, and the depreciation and amortization and other non-cash charges of, a Subsidiary of the referent Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent (and in the same proportion) that Net Income of such Subsidiary was included in calculating Consolidated Net Income of such person.

     "Consolidated Interest Expense" means, with respect to any Person for any period, the sum of, without duplication:

     (1) the interest expense of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP (including amortization of original issue discount, non-cash interest payments, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments, if any, pursuant to Hedging Obligations; provided that in no event shall any amortization of deferred financing costs be included in Consolidated Interest Expense); plus

     (2) the consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued.

     Notwithstanding the preceding, the Consolidated Interest Expense with respect to any Restricted Subsidiary that is not a Wholly Owned Restricted Subsidiary shall be included only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income.

     "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that

     (1) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Restricted Subsidiary thereof;

     (2) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that subsidiary or its stockholders;

     (3) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded;

     (4) the cumulative effect of a change in accounting principles shall be excluded; and

     (5) the Net Income of any Unrestricted Subsidiary shall be excluded, whether or not distributed to us or one of our Restricted Subsidiaries for purposes of the covenant described under the caption "Incurrence of Indebtedness and Issuance of Preferred Stock" and shall be included for purposes of the covenant described under the caption "Restricted Payments" only to the extent of the amount of dividends or distributions paid in cash to us or one of our Restricted Subsidiaries.

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     "Continuing Directors" means, as of any date of determination, any member of our board of directors who:

     (1) was a member of such board of directors on the date of the indenture;

     (2) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board at the time of such nomination or election; or

     (3) was nominated by the Principals pursuant to the Stockholders Agreement.

     "Credit Agent" means Fleet National Bank, in its capacity as Administrative Agent for the lenders party to the senior bank facilities, or any successor thereto or any person otherwise appointed.

     "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

     "Designated Senior Debt" means:

     (1) any Indebtedness outstanding under the senior bank facilities; and

     (2) any other senior debt permitted under the indenture the principal amount of which is $25.0 million or more and that has been designated by us as "Designated Senior Debt."

     "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the exchange notes mature. Notwithstanding the preceding sentence, any Capital Stock that would not qualify as Disqualified Stock but for change of control or asset sale provisions shall not constitute Disqualified Stock if the provisions are not more favorable to the holders of such Capital Stock than the provisions described under "-- Change of Control" and "-- Asset Sales."

     "Domestic Restricted Subsidiary" means, with respect to us, any of our Wholly Owned Subsidiaries that was formed under the laws of the United States of America.

     "Earn-out Obligation" means any contingent consideration based on future operating performance of the acquired entity or assets payable following the consummation of an acquisition based on criteria set forth in the documentation governing or relating to such acquisition.

     "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "Equity Offering" means an offering of our Equity Interests (other than Disqualified Stock) that results in net proceeds to us of at least $25,000,000.

     "Existing Indebtedness" means our Indebtedness and that of our subsidiaries (other than indebtedness under the senior bank facilities) in existence on the date of the indenture, until such amounts are repaid.

     "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of:

     (1) the Consolidated Interest Expense of such Person for such period; plus

     (2) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such guarantee or Lien is called upon; plus

     (3) the product of

        (a) all dividend payments, whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividend payments on Equity Interests payable solely in our Equity Interests, times

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        (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

     "Fixed Charge Coverage Ratio" means with respect to any person for any period, the ratio of the Consolidated Cash Flow of such person for such period to the Fixed Charges of such Person for such period. In the event that we or any of our Restricted Subsidiaries incur, assume, guarantee or redeem any indebtedness (other than revolving credit borrowings) or issues preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee or redemption of indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter reference period.

     In addition, for purposes of calculating the Fixed Charge Coverage Ratio:

     (1) acquisitions that have been made by us or any of our Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be calculated to include the Consolidated Cash Flow of the acquired entities on a pro forma basis (to be calculated in accordance with Article 11-02 of Regulation S-X, as in effect on the Issue Date) after giving effect to cost savings resulting from employee terminations, facilities consolidations and closings, standardization of employee benefits and compensation policies, consolidation of property, casualty and other insurance coverage and policies, standardization of sales and distribution methods, reductions in taxes other than income taxes and other cost savings reasonably expected to be realized from such acquisition, shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (3) of the proviso set forth in the definition of Consolidated Net Income;

     (2) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded; and

     (3) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the specified person or any of its Restricted Subsidiaries following the Calculation Date.

     "Foreign Subsidiary" means any subsidiary of us that is not organized under the laws of a state or territory of the United States or the District of Columbia.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of the indenture, except that calculations made for purposes of determining compliance with the terms of the covenants and with other provisions of the indenture shall be made without giving effect to depreciation, amortization or other expenses recorded as a result of the application of purchase accounting in accordance with Accounting Principles Board Opinion Nos. 16 and 17.

     "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, issued in accordance with certain sections of the indenture.

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     "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

     "Guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, letters of credit and reimbursement agreements in respect thereof, of all or any part of any indebtedness.

     "Hedging Obligations" means, with respect to any person, the obligations of such person under:

     (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and

     (2) other agreements or arrangements designed to protect such person against fluctuations in interest rates or currency exchange rates.

     "indebtedness" means, with respect to any specified person, any indebtedness of such person, in respect of:

     (1) borrowed money;

     (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

     (3) bankers' acceptances;

     (4) representing Capital Lease Obligations; or

     (5) the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable,

     if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by such Person of any indebtedness of any other Person; provided that Indebtedness shall not include

     (1) our pledge of the Capital Stock of one of our Unrestricted Subsidiaries to secure Non-Recourse Debt of such Unrestricted Subsidiary or

     (2) any Earn-out Obligation.

     The amount of any indebtedness outstanding as of any date shall be:

     (1) the accreted value thereof, in the case of any indebtedness that does not require current payments of interest; and

     (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other indebtedness.

     "Insolvency or Liquidation Proceedings" means:

     (1) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to us or to our creditors, as such, or to our assets;

     (2) any liquidation, dissolution, reorganization or winding up of us, whether voluntary or involuntary, and involving insolvency or bankruptcy; or

     (3) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of us.

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     "Investments" means, with respect to any Person, all investments by such
Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If we or any of our Restricted Subsidiaries sell or otherwise dispose of any Equity Interests of any of our direct or indirect Restricted Subsidiaries such that, after giving effect to any such sale or disposition, such Person is no longer our Restricted Subsidiary, we shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of the covenant described above under the caption "Restricted Payments."

     "Issue Date" means the date on which the initial $100.0 million in aggregate principal amount of the notes was originally issued under the indenture.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

     "Management Services Agreement" means the Management Services Agreement dated on the date of the indenture, between us and each of the Principals.

     "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

     (1) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with:

          (a) any Asset Sale; or

          (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

     (2) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

     "Net Proceeds" means the aggregate cash proceeds received by us or any of our Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), the amounts required to be applied to the payment of indebtedness (other than indebtedness incurred pursuant to the senior bank facilities) secured by a Lien on the asset or assets that were the subject of the Asset Sale, and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

     "Non-Recourse Debt" means indebtedness:

     (1) as to which neither we nor any of our Restricted Subsidiaries:

          (a) provide credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness),

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

          (b) are directly or indirectly liable as a guarantor or otherwise, or

          (c) constitute the lender;

     (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any of our other indebtedness (other than the exchange notes) of or that of any of our Restricted Subsidiaries to declare a default on such other indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

     (3) as to which the lenders have been notified in writing that they will not have any recourse to the stock (other than stock of an Unrestricted Subsidiary pledged by us to secure debt of such Unrestricted Subsidiary) or assets of us or those of any of our Restricted Subsidiaries.

     "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any indebtedness.

     "Permitted Business" means any business in which we and our Restricted Subsidiaries are engaged on the date of the indenture or any business reasonably related, incidental or ancillary thereto.

     "Permitted Investments" means:

     (1) any Investment in us or in one of our Restricted Subsidiaries;

     (2) any Investment in Cash Equivalents;

     (3) any Investment by us or any of our Restricted Subsidiaries in a person, if as a result of such Investment:

         (a) such Person becomes our Restricted Subsidiary; or

         (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, us or one of our Restricted Subsidiaries;

     (4) any Restricted Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with the covenant described above under the caption "Repurchase at the Option of Holders -- Asset Sales";

     (5) any acquisition of assets solely in exchange for the issuance of our Equity Interests (other than Disqualified Stock); and

     (6) other Investments made after the date of the indenture in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (6) since the date of the indenture, not to exceed $12.5 million.

     "Permitted Liens" means:

     (1) Liens securing senior debt (including, without limitation, indebtedness under the senior bank facilities) permitted by the terms of the indenture to be incurred or other indebtedness allowed to be incurred under clause (1) of the second paragraph of the covenant described above under the caption "Incurrence of Indebtedness and Issuance of Preferred Stock";

     (2)  Liens in favor of us or any Restricted Subsidiary;

     (3) Liens on property of a person existing at the time such person is merged into or consolidated with us or any of our Restricted Subsidiaries, provided that such Liens were not incurred in contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with us or any of our Restricted Subsidiaries;

     (4) Liens on property existing at the time of acquisition thereof by us or any of our Restricted Subsidiaries, provided such Liens were not incurred in contemplation of such acquisition;

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     (5)  Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

     (6)  Liens existing on the date of the indenture;

     (7) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

     (8) Liens to secure indebtedness (including Capital Lease Obligations) permitted by clause (4) of the second paragraph of the covenant entitled "Incurrence of Indebtedness and Issuance of Preferred Stock;"

     (9) Liens securing Permitted Refinancing Indebtedness where the Liens securing the indebtedness being refinanced were permitted under the indenture;

     (10) Liens incurred in the ordinary course of business of us or any of our Restricted Subsidiaries with respect to obligations that do not exceed $7.5 million at any one time outstanding and that:

           (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and

           (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by us or such Restricted Subsidiary;

     (11) Liens on assets of Unrestricted Subsidiaries that secure Non-Recourse Debt of Unrestricted Subsidiaries;

     (12) easements, rights-of-way, zoning and similar restrictions and other similar encumbrances or title defects incurred or imposed, as applicable, in the ordinary course of business and consistent with industry practices;

     (13) any interest or title of a lessor under any Capital Lease Obligation;

     (14) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

     (15) Liens encumbering deposits made to secure obligations arising from our statutory, regulatory, contractual or warranty requirements or those of any of our Restricted Subsidiaries, including rights of offset and set-off;

     (16) Liens securing Hedging Obligations which Hedging Obligations relate to indebtedness that is otherwise permitted under the indenture;

     (17) leases or subleases granted to others that do not materially interfere with our ordinary course of business and that of any of our Restricted Subsidiaries;

     (18) Liens arising from filing Uniform Commercial Code financing statements regarding leases.

     "Permitted Refinancing Indebtedness" means any of our indebtedness or that of any of our Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund our other indebtedness or that of any of our Restricted Subsidiaries; provided that:

     (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith) except, in

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         the case of the senior bank facilities, the principal amount of such
         Permitted Refinancing Indebtedness does not exceed the greater of

         (a) the principal amount of indebtedness permitted (whether or not borrowed) under clause (1) of the covenant described above under the caption "Incurrence of Indebtedness and Issuance of Preferred Stock" or

         (b) the amount actually borrowed under the senior bank facilities.

     (2) such Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

     (3) if the indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the notes on terms at least as favorable to the holders of notes as those contained in the documentation governing the indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

     "Principals" means Cornerstone Equity Investors, LLC, Madison Dearborn Partners, Inc. and Beecken Petty & Company LLC and their respective affiliates.

     "Related Party" with respect to any Principal means:

     (1) any controlling stockholder or partner, 80% (or more) owned subsidiary, or spouse or immediate family member (in the case of an individual) of such Principal; or

     (2) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding a 51% or more controlling interest of which consist of such Principal and/or such other Persons referred to in the immediately preceding clause (1).

     "Reorganization Securities" means securities distributed to holders of the notes in an Insolvency or Liquidation Proceeding pursuant to a plan of reorganization consented to by each class of the senior debt, but only if all of the terms and conditions of such securities including, without limitation, term, tenor, interest, amortization, subordination, standstills, covenants and defaults are at least as favorable (and provide the same relative benefits) to the holders of senior debt and to the holders of any security distributed in such Insolvency or Liquidation Proceeding on account of any such senior debt as the terms and conditions of the notes and the indenture are, and provide to the holders of senior debt.

     "Representative" means the trustee, agent or representative for any senior debt.

     "Restricted Investment" means an investment other than a Permitted Investment.

     "Restricted Subsidiary" of a Person means any subsidiary of the referent Person that is not an Unrestricted Subsidiary.

     "Rule 144A" means Rule 144A promulgated under the Securities Act of 1933.

     "Senior Bank Facilities" means the senior bank facilities dated on the date of the indenture between us and Fleet National Bank and NationsBanc Montgomery Securities LLC, as co-arrangers, NationsBanc Montgomery Securities LLC, as syndication agent and Fleet National Bank, as administrative agent, providing for revolving credit borrowings and term loans, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time including increases in principal amount.

     "Senior Debt" means:

     (1) all indebtedness outstanding under the senior bank facilities, including any guarantees thereof and all Hedging Obligations with respect thereto;

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

     (2) any other indebtedness permitted to be incurred by us under the terms of the indenture, unless the instrument under which such indebtedness in incurred expressly provides that it is on a parity with or subordinated in right of payment to the notes; and

     (3) all Obligations with respect to the preceding clauses (1) and (2).

     Notwithstanding anything to the contrary in the preceding, Senior Debt will not include:

     (1) any liability for federal, state, local or other taxes owed or owing by us;

     (2) any of our indebtedness to any of our subsidiaries or other Affiliates;

     (3) any trade payables;

     (4) any Earn-out Obligations; or

     (5) any indebtedness that is incurred in violation of the indenture.

     "Significant Subsidiary" means any subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as such Regulation is in effect on the date hereof.

     "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

     "Subsidiary" means, with respect to any person:

     (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that person (or a combination thereof); and

     (2) any partnership or limited liability company

        (a) the sole general partner or the managing general partner or managing member of which is such person or a subsidiary of such person or

        (b) the only general partners of which are such person or of one or more subsidiaries of such person (or any combination thereof).

     "subsidiary guarantors" means each subsidiary of us that executes a subsidiary guarantee in accordance with the provisions of the indenture, and their respective successors and assigns.

     "Unrestricted Subsidiary" means any subsidiary that is designated by the board of directors as an Unrestricted Subsidiary pursuant to a Board Resolution, but only to the extent that such subsidiary:

     (1) has no Indebtedness other than Non-Recourse Debt;

     (2) is not party to any agreement, contract, arrangement or understanding with us or any of our Restricted Subsidiaries unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to us or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not our Affiliates;

     (3) is a person with respect to which neither we nor any of our Restricted Subsidiaries has any direct or indirect obligation

         (a) to subscribe for additional Equity Interests or

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

         (b) to maintain or preserve such person's financial condition or to cause such person to achieve any specified levels of operating results; and

     (4) has not guaranteed or otherwise directly or indirectly provided credit support for any indebtedness of us or any of our Restricted Subsidiaries.

     Any designation of our subsidiaries as an Unrestricted Subsidiary shall be evidenced to the trustee by filing with the trustee a certified copy of the Board Resolution giving effect to such designation and an officers' certificate certifying that such designation complied with the preceding conditions and was permitted by the covenant described above under the caption "Covenants--Restricted Payments." If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of the indenture and any indebtedness of such subsidiary shall be deemed to be incurred by our Restricted Subsidiary as of such date and, if such indebtedness is not permitted to be incurred as of such date under the covenant described under the caption "Incurrence of Indebtedness and Issuance of Preferred Stock," we shall be in default of such covenant. Our board of directors may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by one of our Restricted Subsidiaries of any outstanding indebtedness of such Unrestricted Subsidiary and such designation shall be permitted only if:

     (1) such indebtedness is permitted under the covenant described under the caption "Covenants--Incurrence of Indebtedness and Issuance of Preferred Stock," and

     (2) no Default or Event of Default would be in existence following such designation.

     "Voting Stock" of any Person as of any date means the Capital Stock of such person that is at the time entitled to vote in the election of the board of directors of such person.

     "Weighted Average Life to Maturity" means, when applied to any indebtedness at any date, the number of years obtained by dividing:

     (1) the sum of the products obtained by multiplying:

         (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by

         (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by

     (2) the then outstanding principal amount of such indebtedness.

     "Wholly Owned Subsidiary" of any Person means a subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person and/or by one or more Wholly Owned Subsidiaries of such Person.

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                               THE EXCHANGE OFFER

PURPOSE AND EFFECT OF THE EXCHANGE OFFER

     We originally sold the old notes on March 5, 1999 to Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette subsequently resold the old notes to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933 and to a limited number of institutional accredited investors that agreed to comply with transfer restrictions and other conditions. As a condition to the purchase agreement, we entered into a registration rights agreement with Donaldson, Lufkin & Jenrette pursuant to which we have agreed to:

     (1) file a registration statement within 90 days after the date on which the old notes were issued with respect to registered offers to exchange the old notes for the exchange notes; and

     (2) use our best efforts to cause the exchange offer registration statement to be declared effective under the Securities Act of 1933 within 180 days after the date on which the old notes were originally issued.

TERMS OF THE EXCHANGE OFFER; PERIOD FOR TENDERING OLD NOTES

     Upon the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal, we will accept any and all old notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date. We will issue $1,000 principal amount of exchange notes in exchange for each $1,000 principal amount of outstanding old notes accepted in the exchange offer. Holders may tender some or all of their old notes pursuant to the exchange offer. However, old notes may be tendered only in integral multiples of $1,000.

     The form and terms of the exchange notes are the same as the form and terms of the old notes except that:

     (1) the exchange notes have been registered under the Securities Act of 1933 and hence will not bear legends restricting their transfer thereof; and

     (2) the holders of the exchange notes will not be entitled to rights under the registration rights agreement. These rights include the provisions for an increase in the interest rate on the old notes in some circumstances relating to the timing of the exchange offer. All of these rights will terminate when the exchange offer is terminated. The exchange notes will evidence the same debt as the old notes. Holders of exchange notes will be entitled to the benefits of the indenture.

     As of the date of this prospectus, $100.0 million aggregate principal amount of old notes was outstanding. We have fixed the close of business on
            , 1999 as the record date for the exchange offer for purposes of determining the persons to whom this prospectus and the letter of transmittal will be mailed initially.

     We intend to conduct the exchange offer in accordance with the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     We shall be deemed to have accepted validly tendered old notes when, as and if we have given oral or written notice to the exchange agent. The exchange agent will act as agent for the tendering holders for the purpose of receiving the exchange notes from the issuers.

     If any tendered old notes are not accepted for exchange because of an invalid tender, the occurrence of other events set forth in this prospectus or otherwise, we will return the certificates for any unaccepted old notes, at our expense, to the tendering holder as promptly as practicable after the expiration date.

     Holders who tender old notes in the exchange offer will not be required to pay brokerage commissions or fees or, subject to the instructions in the letter of transmittal, transfer taxes with respect to the

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exchange of notes. We will pay all charges and expenses, other than transfer taxes in some circumstances, in connection with the exchange offer as described under the subheading "-- Fees and Expenses."

EXPIRATION DATE; EXTENSIONS; AMENDMENTS

     The term "expiration date" shall mean 5:00 p.m., New York City time, on
            , 1999, unless we extend the exchange offer. In that case, the term "expiration date" shall mean the latest date and time to which the exchange offer is extended. Notwithstanding the foregoing, we will not extend the
expiration date beyond             , 1999.

     In order to extend the exchange offer, prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date, we will:

     (1) notify the exchange agent of any extension by oral or written notice and

     (2) mail to the registered holders an announcement of any extension.

     We reserve the right, in our sole discretion,

     (1) if any of the conditions set forth below under the heading "Conditions" shall not have been satisfied,

        (A) to delay accepting any old notes,

        (B) to extend the exchange offer or

        (C) to terminate the exchange offer, or

     (2) to amend the terms of the exchange offer in any manner.

Any delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by oral or written notice of delay to the registered holders. We will give oral or written notice of any delay, extension or termination to the exchange agent.

INTEREST ON THE EXCHANGE NOTES

     The exchange notes will bear interest from their date of issuance. Holders of old notes that are accepted for exchange will receive, in cash, accrued interest on the exchange notes to, but not including, the date of issuance of the exchange notes. We will make the first interest payment on the exchange notes on September 15, 1999. Interest on the old notes accepted for exchange will cease to accrue upon issuance of the exchange notes.

     Interest on the exchange notes is payable semi-annually on each March 15 and September 15, commencing on September 15, 1999.

PROCEDURES FOR TENDERING OLD NOTES

     Only a holder of old notes may tender old notes in the exchange offer. To tender in the exchange offer, a holder must

     - complete, sign and date the letter of transmittal, or a facsimile of the letter of transmittal,

     - have the signatures guaranteed if required by the letter of transmittal, and

     - mail or otherwise deliver the letter of transmittal or such facsimile, together with the old notes and any other required documents, to the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

To tender old notes effectively, the holder must complete the letter of transmittal and other required documents and the exchange agent must receive all the documents prior to 5:00 p.m., New York City time, on the expiration date. Delivery of the old notes may be made by book-entry transfer in accordance with the procedures described below. The exchange agent must receive confirmation of book-entry transfer prior to the expiration date.

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     The tender by a holder and the acceptance of the tender by us will constitute agreement between the holder and us under the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

     THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER. AS AN ALTERNATIVE TO DELIVERY BY MAIL, HOLDERS MAY WISH TO CONSIDER OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO US. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     Any beneficial owner whose old notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should promptly instruct the registered holder to tender on the beneficial owner's behalf. See "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Owner" included with the letter of transmittal.

     An institution that is a member firm of the Medallion system must guarantee signatures on a letter of transmittal or a notice of withdrawal unless the old notes are tendered:

     (1) by a registered holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the letter of transmittal; or

     (2) for the account of member firm of the Medallion system.

     If the letter of transmittal is signed by a person other than the registered holder of any old notes listed in that letter of transmittal, the old notes must be endorsed or accompanied by a properly completed bond power, signed by the registered holder as the registered holder's name appears on the old notes. An institution that is a member firm of the Medallion System must guarantee the signature.

     Trustees, executors, administrators, guardians, attorneys-in-fact, offices of corporations or others acting in a fiduciary or representative capacity should indicate their capacities when signing the letter of transmittal or any old notes or bond powers. Evidence satisfactory to us of their authority to so act must be submitted with the letter of transmittal.

     We understand that the exchange agent will make a request promptly after the date of this prospectus to establish accounts with respect to the exchange notes at the book-entry transfer facility, The Depository Trust Company, for the purpose of facilitating the exchange offer. Subject to the establishment of the accounts, any financial institution that is a participant in The Depository Trust Company's system may make book-entry delivery of old notes. To do so, the financial institution should cause the book-entry transfer facility to transfer the old notes into the exchange agent's account with respect to the old notes following the book-entry transfer facility's procedures for transfer. Delivery of the old notes may be effected through book-entry transfer into the exchange agent's account at the book-entry transfer facility. However, the holder must transmit and the exchange agent must receive or confirm an appropriate letter of transmittal properly completed and duly executed with any required signature guarantee and all other required documents on or prior to the expiration date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures. Delivery of documents to the book-entry transfer facility does not constitute delivery to the exchange agent.

     The Depositary and The Depository Trust Company have confirmed that the exchange offer is eligible for The Depository Trust Company Automated Tender Offer Program. Accordingly, The Depository Trust Company participants may electronically transmit their acceptance of the exchange offer by causing The Depository Trust Company to transfer old notes to the depositary in accordance with The Depository Trust Company's Automated Tender Offer Program procedures for transfer. The Depository Trust Company will then send an "agent's message" to the Depositary.

     The term "agent's message" means a message transmitted by The Depository Trust Company, received by the Depositary and forming part of the confirmation of a book-entry transfer, which states that

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     (1) The Depository Trust Company has received an express acknowledgment from the participant in The Depository Trust Company tendering old notes subject of the book-entry confirmation,

     (2) the participant has received and agrees to be bound by the terms of the letter of transmittal and

     (3) we may enforce such agreement against such participant.

In the case of an agent's message relating to guaranteed delivery, the term means a message transmitted by The Depository Trust Company and received by the Depositary, which states that The Depository Trust Company has received an express acknowledgment from the participant in The Depository Trust Company tendering old notes that such participant has received and agrees to be bound by the notice of guaranteed delivery.

     Notwithstanding the foregoing, in order to validly tender in the exchange offer with respect to securities transferred through the Automated Tender Offer Program, a The Depository Trust Company participant using Automated Tender Offer Program must also properly complete and duly execute the applicable letter of transmittal and deliver it to the Depositary.

     By the authority granted by The Depository Trust Company, any The Depository Trust Company participant which has old notes credited to its The Depository Trust Company account at any time (and held of record by The Depository Trust Company's nominee) may directly provide a tender as though it were the registered holder by completing, executing and delivering the applicable letter of transmittal to the Depositary. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     All questions as to the

     - validity,

     - form,

     - eligibility (including time of receipt),

     - acceptance of tendered old notes and

     - withdrawal of tendered old notes

will be determined by us in our sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all old notes not properly tendered. We reserve the absolute right to reject any old notes which would be unlawful if accepted, in the opinion of our counsel. We also reserve the right in our sole discretion to waive any defects, irregularities or conditions of tender as to particular old notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of old notes must be cured within such time as we shall determine. We intend to notify holders of defects or irregularities with respect to tenders of old notes. However, neither we, the exchange agent nor any other person shall incur any liability for failure to give such notification. Tenders of old notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any old notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration date.

GUARANTEED DELIVERY PROCEDURES

     Holders who wish to tender their old notes and:

     (1) whose old notes are not immediately available;

     (2) who cannot deliver their old notes, the letter of transmittal or any other required documents to the exchange agent; or

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     (3) who cannot complete the procedures for book-entry transfer, prior to the expiration date

may effect a tender if:

     (1) they tender through an institution that is a member firm of the Medallion system;

     (2) prior to the expiration date, the exchange agent receives from an institution that is a member firm of the Medallion system a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of such old notes and the principal amount of old notes tendered, stating that the tender is being made and guaranteeing that, within five New York Stock Exchange trading days after the expiration date, the letter of transmittal (or facsimile thereof) together with the certificate(s) representing the old notes (or a confirmation of book-entry transfer of such old notes into the exchange agent's account at the book-entry transfer facility), and any other documents required by the letter of transmittal will be deposited by the firm with the exchange agent; and

     (3) the exchange agent receives

        (A) such properly completed and executed letter of transmittal (of facsimile thereof),

        (B) the certificate(s) representing all tendered old notes in proper form for transfer (or a confirmation of book-entry transfer of such old notes into the exchange agent's account at the book-entry transfer facility), and

        (C) all other documents required by the letter of transmittal upon five New York Stock Exchange trading days after the expiration date.

     Upon request to the exchange agent, we will send a notice of guaranteed delivery to holders who wish to tender their old notes according to the guaranteed delivery procedures set forth above.

WITHDRAWAL OF TENDERS

     Except as otherwise provided in this prospectus, holders may withdraw tenders of old notes at any time prior to 5:00 p.m., New York City time, on the expiration date. To withdraw a tender of old notes in the exchange offer, the exchange agent must receive a telegram, telex, letter or facsimile transmission notice of withdrawal at its address set forth in this prospectus prior to 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must:

     (1) specify the name of the person having deposited the old notes to be withdrawn;

     (2) identify the old notes to be withdrawn (including the certificate number(s) and principal amount of such old notes, or, in the case of old notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited);

     (3) be signed by the holder in the same manner as the original signature on the letter of transmittal by which such old notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee with respect to the old notes register the transfer of old notes into the name of the person withdrawing the tender; and

     (4) specify the name in which any old notes are to be registered, if different from that of the person who deposited the old notes.

     We will determine all questions as to the validity, form and eligibility, including time of receipt, of such notices. Our determination shall be final and binding on all parties. We will not deem old notes so withdrawn to have been validly tendered for purposes of the exchange offer. We will not issue exchange notes for withdrawn old notes unless you validly retender the withdrawn old notes. We will return any old notes which have been tendered but which are not accepted for exchange to the holder of the old notes at our cost as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer.

You may retender properly withdrawn old notes by following one of the procedures described above under the heading "Procedures for Tendering Old Notes" at any time prior to the expiration date.

CONDITIONS

     Notwithstanding any other term of the exchange offer, we shall not be required to accept for exchange, or exchange exchange notes for, any old notes, and may terminate or amend the exchange offer as provided in this prospectus before the acceptance of the old notes, if:

     (1) any action or proceeding is instituted or threatened in any court or by or before any governmental agency with respect to the exchange offer which, in our sole judgment, might materially impair our ability to proceed with the exchange offer or any development has occurred in any existing action or proceeding which may be harmful to us or any of our subsidiaries; or

     (2) any law, statute, rule, regulation or interpretation by the staff of the Securities and Exchange Commission is proposed, adopted or enacted, which, in our sole judgment, might impair our ability to proceed with the exchange offer or impair the contemplated benefits of the exchange offer to us; or

     (3) any governmental approval has not been obtained, which we believe, in our sole discretion, is necessary for the consummation of the exchange offer as outlined in this prospectus.

     If we determine in our sole discretion that any of the conditions are not satisfied, we may:

     (1) refuse to accept any old notes and return all tendered old notes to the tendering holders;

     (2) extend the exchange offer and retain all old notes tendered prior to the expiration of the exchange offer, subject, however, to the rights of holders to withdraw their old notes; or

     (3) waive such unsatisfied conditions of the exchange offer and accept all properly tendered old notes which have not been withdrawn.

EXCHANGE AGENT

     United States Trust Company of New York has been appointed as the exchange agent for the exchange offer. You should direct all

     - executed letters of transmittal,

     - questions,

     - requests for assistance,

     - requests for additional copies of this prospectus or of the letter of transmittal and

     - requests for Notices of Guaranteed Delivery

to the exchange agent addressed as follows:

   By Overnight Courier and                By Hand:                    By Registered or
    by Hand after 4:30 pm            United States Trust               Certified Mail:
   on the Expiration Date:           Company of New York             United States Trust
     United States Trust          111 Broadway, Lower Level          Company of New York
     Company of New York           New York, New York 10006              P.O. Box 844
   770 Broadway, 13th Floor     Attn: Corporate Trust Services          Cooper Station
   New York, New York 10003             Via Facsimile:          New York, New York 10276-0844
       Attn: Corporate                  (212) 780-0592                 Attn: Corporate
        Trust Services          Attn: Corporate Trust Services          Trust Services
                                    Confirm by Telephone:
                                        (800) 548-6565

     DELIVERY OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
DELIVERY.

FEES AND EXPENSES

     We will bear the expenses of soliciting tenders. We are mailing the principal solicitation. However, our officers and regular employees and those of our affiliates may make additional solicitation by telegraph, telecopy, telephone or in person.

     We have not retained any dealer-manager in connection with the exchange offer. We will not make any payments to brokers, dealers, or others soliciting acceptances of the exchange offer. However, we will pay the exchange agent reasonable and customary fees for its services. We will reimburse the exchange agent for its reasonable out-of-pocket expenses.

     We will pay the cash expenses incurred in connection with the exchange offer. These expenses include fees and expenses of the exchange agent and trustee, accounting and legal fees and printing costs, among others.

ACCOUNTING TREATMENT

     The exchange notes will be recorded at the same carrying value as the old notes. The carrying value is face value, as reflected in our accounting records on the date of exchange. Accordingly, we will recognize no gain or loss for accounting purposes. The expenses of the exchange offer will be expensed over the term of the exchange notes.

TRANSFER TAXES

     Holders who tender their old notes for exchange will not be obligated to pay any transfer taxes in connection with the exchange. However, holders who instruct us to register exchange notes in the name of, or request that old notes not tendered or not accepted in the exchange offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax on that transfer.

CONSEQUENCES OF FAILURE TO EXCHANGE; RESALES OF EXCHANGE NOTES

     The old notes that are not exchanged for exchange notes under the exchange offer will remain restricted securities. Accordingly, those old notes may be resold only:

     (1) to us (upon redemption of the old notes or otherwise);

     (2) so long as the old notes are eligible for resale pursuant to Rule 144A, to a person inside the United States who is a qualified institutional buyer according to Rule 144A under the Securities Act of 1933 or pursuant to another exemption from the registration requirements of the Securities Act of 1933, based upon an opinion of counsel reasonably acceptable to us;

     (3) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act of 1933; or

     (4) under an effective registration statement under the Securities Act of 1933 in each case in accordance with any applicable securities laws of any state of the United States.

SHELF REGISTRATION STATEMENT

     If either of the following occur:

     (1) the exchange offer is not permitted by applicable law or policy of the Securities and Exchange Commission; or

     (2) a holder of old notes notifies us that:

        (A) the holder was prohibited by law or Securities Exchange Commission policy from participating in the exchange offer,

        (B) the holder cannot resell the exchange notes acquired by it in the exchange offer to the public without delivering a prospectus and the prospectus contained herein is not appropriate or available for such resales by the holder, or

        (C) the holder is a broker-dealer and holds old notes acquired directly from us or any of our affiliates then, we will take the following actions:

     (1) we will file a shelf registration statement under Rule 415 of the Securities Act of 1933, relating to the notes, and

     (2) use our best efforts to cause such shelf registration statement to become effective on or prior to the date that is 360 days after March 12, 1999.

RESALES OF THE EXCHANGE NOTES

     Based on interpretations by the staff of the Securities and Exchange Commission set forth in no-action letters issued to third parties, we believe that a holder or other person who receives exchange notes will be allowed to resell the exchange notes to the public without further registration under the Securities Act of 1933 and without delivering a prospectus that satisfies the requirements of Section 10 of the Securities Act of 1933. The holder (other than a person that is our "affiliate" within the meaning of Rule 405 under the Securities Act of 1933) who receives exchange notes in exchange for old notes in the ordinary course of business and who is not participating, need not intend to participate or have an arrangement or understanding with any person to participate in the distribution of the exchange notes. However, if any holder acquires exchange notes in the exchange offer for the purpose of distributing or participating in a distribution of the exchange notes, the holder cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in the no-action letters or any similar interpretive letters. A holder who acquires exchange notes in order to distribute them must comply with the registration and prospectus delivery requirements of the Securities Act of 1933 in connection with any resale transaction, unless an exemption from registration is otherwise available. Further, each broker-dealer that receives exchange notes for its own account in exchange for notes as a result of market-making activities or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes.

                UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion, including the opinion of counsel described below, is based upon current provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury regulations, judicial authority and administrative rulings and practice. The Internal Revenue Service may take a contrary view, and no ruling from the Internal Revenue Service has been or will be sought. Legislative judicial or administrative changes or interpretations may be forthcoming that could alter or modify the following statements and conditions. Any changes or interpretations may or may not be retroactive and could affect the tax consequences to holders. Some holders (including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) may be subject to special rules not discussed below. We recommend that each holder consult his own tax advisor as to the particular tax consequences of exchanging such holder's old notes for exchange notes, including the applicability and effect of any state, local or foreign tax laws.

     Kirkland & Ellis, counsel to Team Health, has advised us that in its opinion, the exchange of the old notes for exchange notes pursuant to the exchange offer will not be treated as an "exchange" for federal income tax purposes because the exchange notes will not be considered to differ materially in kind or extent from the old notes. Rather, the exchange notes received by a holder will be treated as a continuation of the old notes in the hands of such holder. As a result, there will be no federal income tax consequences to holders exchanging old notes for exchange notes pursuant to the exchange offer.

                              PLAN OF DISTRIBUTION

     Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act of 1933 in connection with any resale of exchange notes.

     This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for old notes if the old notes were acquired as a result of market-making activities or other trading activities. We and our subsidiary guarantors have agreed to make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In
addition, until             , 1999, all dealers effecting transactions in the
exchange notes may be required to deliver a prospectus.

     Neither we nor our subsidiary guarantors will receive any proceeds from any sales of the exchange notes by broker-dealers. Exchange notes received by broker-dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions

     - in the over-the-counter market,

     - in negotiated transactions,

     - through the writing of options on the exchange notes or a combination of such methods of resale,

     - at market prices prevailing at the time of resale,

     - at prices related to such prevailing market prices or

     - at negotiated prices.

     Any such resale may be made directly to purchasers or to or through brokers or dealers. Brokers or dealers may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such exchange notes. Any broker-dealer that resells the exchange notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such exchange notes may be deemed to be an "underwriter" within the meaning of the Securities Act of 1933 and any profit on any such resale of exchange notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act of 1933. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act of 1933, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933.

     Based on interpretations by the staff of the Securities and Exchange Commission set forth in no-action letters issued to third parties, we believe that a holder or other person who receives exchange notes will be allowed to resell the exchange notes to the public without further registration under the Securities Act of 1933 and without delivering to the purchasers of the exchange notes a prospectus that satisfies the requirements of Section 10 of the Securities Act of 1933. The holder (other than a person that is an "affiliate" of Team Health within the meaning of Rule 405 under the Securities Act of 1933) who receives exchange notes in exchange for old notes in the ordinary course of business and who is not participating, need not intend to participate or have an arrangement or understanding with person to participate in the distribution of the exchange notes.

     However, if any holder acquires exchange notes in the exchange offer for the purpose of distributing or participating in a distribution of the exchange notes, the holder cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in such no-action letters or any similar interpretive letters. The holder must comply with the registration and prospectus delivery requirements of the Securities Act of 1933 in connection with any resale transaction. A secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Securities Act of 1933, unless an exemption from registration is otherwise available.

     Further, each broker-dealer that receives exchange notes for its own account in exchange for old notes, where the old notes were acquired by such participating broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of any exchange notes. We and each of our subsidiary guarantors have agreed, for a period of not less than one year from the consummation of the exchange offer, to make this prospectus available to any broker-dealer for use in connection with any such resale.

     For a period of not less than one year after the expiration date we will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests those documents in the letter of transmittal. We and each of our guarantor subsidiaries have jointly and severally agreed to pay all expenses incident to the exchange offer, including the expenses of one counsel for the holders of the old notes, other than commissions or concessions of any brokers or dealers. We will indemnify the holders of the old notes against liabilities under the Securities Act of 1933, including any broker-dealers.

                                 LEGAL MATTERS

     Kirkland & Ellis, New York, New York will issue an opinion for us and the guarantor subsidiaries with respect to the issuance of the exchange notes offered hereby, including

     (1) our existence and good standing under our state of incorporation,

     (2) our authorization of the sale and issuance of the exchange notes and

     (3) the enforceability of the exchange notes.

                                    EXPERTS

     The consolidated and combined financial statements of Team Health, Inc. at December 31, 1997 and 1998, and for each of the three years in the period ended December 31, 1998, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     We and our subsidiary guarantors have filed with the Securities and Exchange Commission a Registration Statement on Form S-4, the "Exchange Offer Registration Statement," which term shall encompass all amendments, exhibits, annexes and schedules thereto, pursuant to the Securities Act of 1933, and the rules and regulations promulgated thereunder, covering the exchange notes being offered. This prospectus does not contain all the information set forth in the exchange offer registration statement. For further information with respect to Team Health, the subsidiary guarantors and the exchange offer, reference is made to the exchange offer registration statement. Statements made in this prospectus as to the contents of any contract, agreement or other document referred to are not necessarily complete. With respect to each such contract, agreement or other document filed as an exhibit to the exchange offer registration statement, reference is made to the exhibit for a more complete description of the document or matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

     The exchange offer registration statement, including the exhibits thereto, can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the Securities and Exchange Commission at Seven World Trade Center, Suite 1300, New York, New York 10048 and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of such Web site is: http://www.sec.gov.

     As a result of the filing of the exchange offer registration statement, we will become subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith will be required to file periodic reports and other information with the Securities and Exchange Commission. Our obligation to file periodic reports and other information with the Securities and Exchange Commission will be suspended if the exchange notes are held of record by fewer than 300 holders as of the beginning of our fiscal year other than the fiscal year in which the exchange offer registration statement is declared effective.

     We will nevertheless be required to continue to file reports with the Securities and Exchange Commission if the exchange notes are listed on a national securities exchange. In the event we cease to be subject to the informational requirements of the Securities Exchange Act of 1934, we will be required under the indenture to continue to file with the Securities and Exchange Commission the annual and quarterly reports, information, documents or other reports, including, without limitation, reports on Forms 10-K, 10-Q and 8-K, which would be required pursuant to the informational requirements of the Securities Exchange Act of 1934.

     Under the indenture, we will furnish the holders of exchange notes with annual, quarterly and other reports after we files such reports with the Securities and Exchange Commission. Annual reports delivered to the trustee and the holders of exchange notes will contain financial information that has been examined and reported upon, with an opinion expressed by an independent public accountant. We will also furnish such other reports as may be required by law.

                     (This page intentionally left blank.)

                               TEAM HEALTH, INC.

               INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Statement of Income for the
  Year Ended December 31, 1998..............................  P-3
Unaudited Pro Forma Condensed Statement of Income for the
  Three Months Ended March 31, 1999.........................  P-4
Notes to Unaudited Pro Forma Condensed Statements of
  Income....................................................  P-5

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information of the Company has been prepared to give effect to the following transactions (together, the "Transactions"):

     (1) the Recapitalization;

     (2) the Offering,

     (3) the contribution of the capital stock of certain subsidiaries to the Company by MedPartners;

     (4) $150.0 million of borrowings by the Company under the Term Loan portion of a Senior Credit Facilities;

     (5) a $99.7 million cash equity investment in the Company by the Equity Sponsors;

     (6) a Management Contribution of $8.5 million;

     (7) equity of Physician Services held by MedPartners having a fair market value of $6.8 million;

     (8) $2.5 million in the assumption of existing debt and

     (9) the assumption of certain contingent earnout payments which the Company believes have a maximum value of $19.8 million.

For purposes of the Unaudited Pro Forma Financial Information, the Equity Investment is necessary to determine the total imputed value of the Company for purposes of the calculation of deferred tax assets. The unaudited pro forma adjustments presented are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances.

     The unaudited pro forma condensed statements of income of the Company for the year ended December 31, 1998 and the three months ended March 31, 1999 give effect to the Transactions as if they had occurred at the beginning of the respective periods.

     The Recapitalization has been accounted for as a leveraged recapitalization, which will have no impact on the historical basis of the Company's assets and liabilities. The unaudited pro forma financial information should be read in conjunction with "Use of Proceeds," "Selected Historical Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the Financial Statements of the Company and notes thereto all included elsewhere in this Offering Memorandum. The Unaudited Pro Forma Financial Information and related notes are provided for informational purposes only and do not purport to be indicative of the Company's financial condition or results of operations that would have actually been obtained had the Transactions been consummated as of the assumed date and for the periods presented, nor are they indicative of the Company's financial condition or results of operations of any future period.

     The unaudited pro forma adjustments to operations exclude approximately $7.5 million of estimated transaction fees and expenses incurred in connection with the Transactions. These fees and expenses are nonrecurring and were recorded in the Company's statement of income during the period in which the Transactions are consummated. There were $8.4 million of estimated financing expenses capitalized by the Company in connection with the Transactions.

                               TEAM HEALTH, INC.

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                                            PRO FORMA
                                                              HISTORICAL   ADJUSTMENTS    PRO FORMA
                                                              ----------   -----------    ---------
Net revenue.................................................   $547,785     $     --      $547,785
Professional expenses.......................................    430,362           --       430,362
                                                               --------     --------      --------
Gross profit................................................    117,423           --       117,423
General and administrative..................................     58,362        5,948(a)     64,810
                                                                                 500(b)

Depreciation and amortization...............................      9,740           --         9,740
                                                               --------     --------      --------
Operating income............................................     49,321        6,448        42,873
MedPartners' management fees................................      2,941       (2,941)(c)        --
Interest expense, net.......................................      5,301       20,473(d)     25,774
Goodwill impairment charge..................................      2,992           --         2,992
Other expenses..............................................        871         (871)(e)        --
Cumulative effect of change in accounting principle, net....        912           --           912
                                                               --------     --------      --------
Income before income taxes..................................     36,304      (23,109)       13,195
Income tax expense..........................................     15,778       (8,781)(f)     6,997
                                                               --------     --------      --------
Net income..................................................   $ 20,526     $(14,328)     $  6,198
                                                               ========     ========      ========
OTHER FINANCIAL DATA
EBITDA(g).............................................................................    $ 54,268
Net cash provided by (used in):
  Operating activities................................................................      30,726
  Investing activities................................................................     (22,864)
  Financing activities................................................................     (27,643)
Cash interest expense.................................................................      24,932

                               TEAM HEALTH, INC.

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                       THREE MONTHS ENDED MARCH 31, 1999
                                 (IN THOUSANDS)

                                                                           PRO FORMA        PRO
                                                            HISTORICAL    ADJUSTMENTS      FORMA
                                                            ----------    -----------     --------
Net Revenue...............................................   $137,877      $     --       $137,877
Professional expenses.....................................    108,388            --        108,388
                                                             --------      --------       --------
Gross profit..............................................     29,489            --         29,489
General and administrative................................     15,744         1,239(a)      16,983
Depreciation and amortization.............................      2,351            --          2,351
                                                             --------      --------       --------
Operating Income..........................................     11,394            --         10,155
MedPartners' management Fee...............................         25           (25)(c)         --
Interest Income...........................................        (59)           --            (59)
Interest Expense..........................................      1,631         4,814(d)       6,445
Recapitalization Expense..................................     21,513            --         21,513
Other expenses............................................        105            --            105
                                                             --------      --------       --------
(Loss) before income taxes................................    (11,821)       (6,028)       (17,849)
Income tax (benefit)......................................     (4,361)       (2,291)(f)     (6,652)
                                                             --------      --------       --------
Net (loss)................................................   $ (7,460)     $ (3,737)      $(11,197)
                                                             ========      ========       ========
OTHER FINANCIAL DATA
EBITDA(g)............................................................................     $ 12,506
Net cash provided by (used in):
  Operating Activities...............................................................        5,123
  Investing Activities...............................................................       (1,799)
  Financing Activities...............................................................       10,324
Cash Interest Expense................................................................        6,234

                               TEAM HEALTH, INC.

          NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENTS OF INCOME
                                 (IN THOUSANDS)

(a) To record management's estimate of incremental stand-alone costs to replace services formerly provided by MedPartners:

                                                   YEAR ENDED      THREE MONTHS
                                                  DECEMBER 31,    ENDED MARCH 31,
                                                      1998             1999
                                                  ------------    ---------------
Accounting and finance........................      $ 1,550           $  323
Additional insurance costs....................        1,234              257
Risk management...............................          900              187
Information technology........................          802              167
Intercompany charges..........................          764              159
Legal.........................................          300               62
Lobbying......................................          200               42
Human resources...............................           77               16
Other.........................................          121               26
                                                    -------           ------
     Pro forma adjustment.....................      $ 5,948           $1,239
                                                    =======           ======

(b) To record the management fee payable by the Company, in the amount of $500 per annum.

(c) To remove management fee for services formerly provided by MedPartners. The incremental stand-alone costs to replace these services are described in note (a) above.

(d) To record the increase in interest expense as a result of the Recapitalization as follows:

                                                   YEAR ENDED      THREE MONTHS
                                                  DECEMBER 31,    ENDED MARCH 31,
                                                      1998             1999
                                                  ------------    ---------------
Senior Subordinated Notes(1)..................      $12,000           $ 3,000
Term Loans:
  Term A Loan ($60,000 at 8.25% per
     annum)(2)................................        4,950             1,238
  Term B Loan ($90,000 at 8.75% per
     annum)(2)................................        7,875             1,969
Amortization of deferred financing costs......          842               211
Interest on debt assumed......................          107                27
                                                    -------           -------
Total pro forma interest expense..............       25,774             6,445
Less historical interest expense..............       (5,301)           (1,631)
                                                    -------           -------
     Pro forma adjustment.....................      $20,473           $ 4,814
                                                    =======           =======

---------------
(1) Interest expense was calculated at an interest rate of 12.00%.

(2) Represents 3 month LIBOR @ 5.00% plus 3.25% and 3.75% for Term A and Term B Loans, respectively.

                               TEAM HEALTH, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                      STATEMENTS OF INCOME -- (CONTINUED)
                                 (IN THOUSANDS)

(e) To remove other expenses of $871 for MedPartners' internal expense allocations.

(f) To record the difference between the historical tax expense and unaudited pro forma expense at the statutory rate of 38% as follows:

                                                     YEAR ENDED     THREE MONTHS
                                                    DECEMBER 31,   ENDED MARCH 31,
                                                        1998            1999
                                                    ------------   ---------------
Pro forma pretax income (loss)....................    $ 13,195        $(17,849)
Adjustments to pretax income......................       5,218             344
                                                      --------        --------
Taxable income (loss).............................      18,413         (17,505)
Statutory rate....................................          38%             38%
                                                      --------        --------
Pro forma tax expense (benefit)...................       6,997          (6,652)
Historical tax (expense) benefit..................     (15,778)          4,361
                                                      --------        --------
Pro forma adjustment..............................    $ (8,781)       $ (2,291)
                                                      ========        ========

(g) EBITDA represents operating income plus depreciation and amortization. Pro Forma EBITDA represents EBITDA less estimated stand-alone costs plus the effects of certain non-recurring transactions in 1998. Pro forma EBITDA has not been reduced by a management fee payable pursuant to the Management Services Agreement, which is contractually subordinated to all obligations under the Notes and the Senior Credit Facilities.

                                                     YEAR ENDED     THREE MONTHS
                                                    DECEMBER 31,   ENDED MARCH 31,
                                                        1998            1999
                                                    ------------   ---------------
EBITDA............................................    $59,061          $13,745
Estimated stand-alone costs.......................     (5,948)          (1,239)
Non-recurring transactions........................      1,155               --
                                                      -------          -------
     Pro forma EBITDA.............................    $54,268          $12,506
                                                      =======          =======

                               TEAM HEALTH, INC.

                     INDEX TO AUDITED FINANCIAL STATEMENTS

Report of Independent Auditors..............................  F-2
Consolidated and Combined Balance Sheets....................  F-3
Consolidated and Combined Statements of Income..............  F-4
Consolidated and Combined Statements of Net Invested
  Capital...................................................  F-5
Consolidated and Combined Statements of Cash Flows..........  F-6
Notes to Consolidated and Combined Financial Statements.....  F-7

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
MedPartners, Inc.
3000 Galleria Tower
Birmingham, Alabama 35244

     We have audited the accompanying consolidated and combined balance sheets of Team Health, Inc. (an operating unit of MedPartners, Inc.) as of December 31, 1997 and 1998, and the related consolidated and combined statements of income, net invested capital and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated and combined financial position of Team Health, Inc. at December 31, 1998 and 1997, and the consolidated and combined results of operations and cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

     As discussed in Note 17, the Company changed its method of accounting for the costs of start-up activities.

Birmingham, Alabama                                            Ernst & Young LLP
January 29, 1999

                               TEAM HEALTH, INC.

                    CONSOLIDATED AND COMBINED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              --------------------
                                                                1997        1998
                                                              --------    --------
ASSETS
Current assets:
  Cash and cash equivalents.................................  $  5,468    $  3,894
  Marketable securities.....................................       242          --
  Accounts receivable, net..................................   130,777     148,447
  Prepaid expenses..........................................     4,580         904
  Other receivables.........................................     9,219       4,106
  Other current assets......................................       557         269
                                                              --------    --------
Total current assets........................................   150,843     157,620
Property and equipment, net.................................    14,863      14,886
Intangibles, net............................................    31,698      56,457
Other.......................................................     2,130         993
                                                              --------    --------
Total assets................................................  $199,534    $229,956
                                                              ========    ========
LIABILITIES AND NET INVESTED CAPITAL
Current liabilities:
  Accounts payable..........................................  $  7,889    $  6,495
  Accrued compensation and physician payable................    36,234      42,043
  Other accrued liabilities.................................     9,568       9,449
  Current portion of long-term debt.........................     5,165         164
                                                              --------    --------
Total current liabilities...................................    58,856      58,151
Long-term debt, less current portion........................     2,655       2,380
Professional liability insurance reserves...................    38,280      49,697
Deferred payment obligations................................     1,850      19,775
Net invested capital........................................    97,893      99,953
                                                              --------    --------
Total liabilities and net invested capital..................  $199,534    $229,956
                                                              ========    ========

                            See accompanying notes.

                               TEAM HEALTH, INC.

                 CONSOLIDATED AND COMBINED STATEMENTS OF INCOME
                                 (IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                             --------------------------------
                                                               1996        1997        1998
                                                             --------    --------    --------
Net revenue..............................................    $463,380    $511,236    $547,785
Professional expenses....................................     353,593     398,738     430,362
                                                             --------    --------    --------
Gross profit.............................................     109,787     112,498     117,423
General and administrative...............................      62,441      61,642      58,362
Depreciation and amortization............................       5,628       6,455       9,740
                                                             --------    --------    --------
Operating income.........................................      41,718      44,401      49,321
Novation program expense allocation......................          --      11,000          --
Merger expenses..........................................      11,525      22,927          --
MedPartners' management fee..............................       1,055       1,660       2,941
Interest expense, net....................................         535         886       5,301
Goodwill impairment charge...............................          --          --       2,992
Other expenses (income)..................................        (204)        768         871
                                                             --------    --------    --------
Income before income taxes...............................      28,807       7,160      37,216
Income tax expense.......................................       9,852       4,894      15,778
                                                             --------    --------    --------
Income before cumulative effect of a change in accounting
  principle..............................................      18,955       2,266      21,438
Cumulative effect of a change in accounting principle,
  net of taxes of $559...................................          --          --         912
                                                             --------    --------    --------
Net income...............................................    $ 18,955    $  2,266    $ 20,526
                                                             ========    ========    ========

                            See accompanying notes.

                               TEAM HEALTH, INC.

          CONSOLIDATED AND COMBINED STATEMENTS OF NET INVESTED CAPITAL
                                 (IN THOUSANDS)

BALANCE AT DECEMBER 31, 1995................................  $ 73,288

Net income..................................................    18,955
Parents' management fees....................................     1,055
Net income of Team Health, Inc. for two months ended
  December 31, 1995.........................................       203
Unrealized loss on marketable securities....................      (152)
Beginning balance of immaterial poolings of interests
  entities..................................................     1,195
Changes in tax accounts, included in net invested capital...    (6,604)
Net transfers from parents and parents' subsidiaries........    13,438
                                                              --------
BALANCE AT DECEMBER 31, 1996................................   101,378

Net income..................................................     2,266
Parents' management fees....................................     1,660
Beginning balance of immaterial poolings of interests
  entities..................................................       377
Unrealized gain on marketable securities....................        91
Changes in tax accounts, included in net invested capital...       259
Net transfers to parents and parents' subsidiaries..........    (8,138)
                                                              --------
BALANCE AT DECEMBER 31, 1997................................    97,893

Net income..................................................    20,526
Parents' management fees....................................     2,941
Change in unrealized gain in marketable securities..........       (93)
Changes in tax accounts, included in net invested capital...    18,987
Net transfers to parents and parents' subsidiaries..........   (40,301)
                                                              --------
BALANCE AT DECEMBER 31, 1998................................  $ 99,953
                                                              ========

                            See accompanying notes.

                               TEAM HEALTH, INC.

               CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1996       1997       1998
                                                              --------   --------   --------
OPERATING ACTIVITIES
Net income..................................................  $ 18,955   $  2,266   $ 20,526
Net income of Team Health, Inc. for two months ended
  December 31, 1995.........................................       203         --         --
Adjustments to reconcile net income:
  Depreciation and amortization.............................     5,628      6,455      9,740
  Goodwill impairment charge................................        --         --      2,992
  Novation program expense allocation.......................        --     11,000         --
  (Gain) loss on sale of equipment..........................        20        947       (463)
  Merger expenses...........................................    11,525     22,927         --
  Parents' management fees..................................     1,055      1,660      2,941
  Cumulative effect of change in accounting principle.......        --         --      1,471
  Changes in operating assets and liabilities, net of
     effects of acquisitions................................   (24,981)    (1,913)     6,163
                                                              --------   --------   --------
Net cash provided by operating activities...................    12,405     43,342     43,370

INVESTING ACTIVITIES
Cash paid for merger expense................................    (5,681)   (12,711)    (1,071)
Purchases of equipment, net of disposals and transfers to
  other divisions...........................................    (5,937)    (3,837)    (3,931)
Net cash paid for acquisitions..............................      (180)   (15,726)   (16,658)
Additions to intangibles....................................      (466)    (2,065)      (605)
Other investing activities..................................       841         --       (599)
                                                              --------   --------   --------
Net cash used in investing activities.......................   (11,423)   (34,339)   (22,864)

FINANCING ACTIVITIES
Payments on notes payable...................................   (10,266)    (1,396)      (766)
Additions to notes payable..................................        --        153         --
Net transfers (to) from parents' and parents subsidiaries...    13,438     (8,138)   (40,301)
Change in tax accounts, included in net invested capital....    (6,604)       259     18,987
                                                              --------   --------   --------
Net cash used in financing activities.......................    (3,432)    (9,122)   (22,080)
                                                              --------   --------   --------
Decrease in cash and cash equivalents.......................    (2,450)      (119)    (1,574)
Cash and cash equivalents, beginning of year................     6,495      5,550      5,468
Cash and cash equivalents, beginning of year for immaterial
  poolings of interests entities............................     1,505         37         --
                                                              --------   --------   --------
Cash and cash equivalents, end of year......................  $  5,550   $  5,468   $  3,894
                                                              ========   ========   ========

                            See accompanying notes.

                               TEAM HEALTH, INC.

            NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

1.  ORGANIZATION AND BASIS OF PRESENTATION

     Team Health is the largest national provider of outsourced physician staffing and administrative services to hospitals and clinics in the United States. The Company's regional operating model includes comprehensive programs for emergency medicine, radiology, inpatient care, pediatrics and other hospital departments. Team Health provides a full range of physician staffing and administrative services, including the: (i) staffing, recruiting and credentialing of clinical and non-clinical medical professionals; (ii) provision of administrative support services, such as payroll, insurance coverage and continuing education services; and (iii) billing and collection of fees for services provided by the medical professionals.

     Team Health, Inc. was incorporated in March 1994 in order to provide outsourced physician staffing and administrative services to hospitals and clinics. On June 30, 1995, Team Health, Inc. merged with Pacific Physician Services.

     In February 1996 and June 1997, MedPartners, Inc. ("MedPartners") combined with Pacific Physician Services, Inc. ("Physician Services") and InPhyNet Medical Management, Inc. ("InPhyNet"), respectively. These business combinations were accounted for as poolings-of-interests by MedPartners. During the second half of 1997, MedPartners combined the operations of the Hospital Services Division ("Hospital Services") of InPhyNet with Team Health, Inc. a wholly-owned subsidiary of Physician Services.

     The accompanying consolidated and combined financial statements are presented on a carve-out basis and include the historical operations of Team Health, Inc., and Hospital Services. These operations are collectively referred to herein as the "Company" or "Team Health."

     MedPartners and its subsidiaries' net investment in Team Health ("net invested capital") is shown in lieu of stockholder's equity in the accompanying consolidated and combined financial statements. The consolidated and combined financial statements have been prepared from both Team Health's and MedPartners' historical accounting records.

     The consolidated and combined financial statements include the accounts of the Company and its subsidiaries. Consolidation is necessary to present fairly the financial position and results of operations of the Company. All significant intercompany and inter-affiliate accounts and transactions have been eliminated.

2.  SIGNIFICANT ACCOUNTING POLICIES

     REVENUE

     Revenue is recorded in the period services are rendered as determined by the respective contract with the health care providers. Revenue is reported on an accrual basis, net of estimated third-party contractual adjustments. Further adjustments are recorded to reflect amounts estimated to be uncollectible based upon individual contract experience.

     The Company's revenue is derived from the provision of outsourced physician staffing and administrative services to hospitals under fee-for-service contracts and flat-rate contracts. Hospitals entering into fee-for-service contracts agree, in exchange for granting the Company's affiliated physicians medical staff privileges and exclusivity for services, to authorize the Company to bill and collect the professional component of the charges for medical services rendered by the Company's contracted and employed physicians. Under the fee-for-service arrangements, the Company receives direct or indirect disbursements from patients and payors of the amounts collected and, depending on the magnitude of services provided to the hospital and payor mix, may also receive supplemental revenue from the hospital.

                               TEAM HEALTH, INC.

Pursuant to such arrangement, the Company accepts responsibility for billing and collection. Under flat-rate contracts, the hospital performs the billing and collection services of the professional component and assumes the risk of uncollectibility. In return for providing the physician staffing and administrative services, the hospital pays a contractually negotiated fee for physician coverage. In 1998, approximately 76% of net revenue was generated from fee-for-service contracts.

     PROFESSIONAL EXPENSES

     Professional expenses primarily consist of fees paid to physicians and other clinicians under contract with the Company, collection fees relating to fee-for-service contracts billed by vendors, operating expenses for the Company's billing subsidiaries and professional liability insurance expense.

     The Company contracts with physicians as independent contractors of our Company or employees or independent contractors of physician-controlled professional corporations to provide services to fulfill their contractual obligations to its hospital clients. The Company typically pays the physicians a flat hourly rate for each hour of coverage provided at rates comparable to the market in which they work, with the exception of those radiologists and primary care physicians employed by the Company, who are paid a base salary. The hourly rate varies if the physician is independently contracted or an employee. Independently contracted physicians are required to pay a self-employment tax, social security, and workers' compensation insurance premiums. In contrast, the Company will pay these taxes and expenses for employed physicians. As such, employed physicians typically receive a lower flat hourly rate. In select markets physicians receive supplemental incentive-based compensation based on the patient volume of the hospital, the intensity of the cases, improvements in documentation and patient satisfaction.

     The Company's contracts with physicians are generally perpetual and can be terminated at any time under certain circumstances by either party without cause, typically upon 180 days notice. In addition, the Company generally requires the physician to sign a two-year non-compete and non-solicitation agreement. Under these agreements, the physician is restricted from divulging confidential information, soliciting or hiring our physicians, inducing termination and competing for or soliciting the Company's clients.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consists primarily of funds on deposit in commercial banks.

     MARKETABLE SECURITIES

     Under Statement of Financial Accounting Standard ("SFAS") 115, "Accounting for Certain Investments in Debt and Equity Securities," investments in equity securities that have readily determinable fair values and investments in debt securities are classified in three categories: held-to-maturity, trading and available-for-sale. Based on the nature of the assets held by the Company and management's investment strategy, the Company's investments have been classified as available-for-sale.

     Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of net invested capital unless a decline in value is judged other than temporary. When this is the case, unrealized losses are reflected in the results of operations.

     ACCOUNTS RECEIVABLE

     Accounts receivable are primarily amounts due from hospitals, amounts due from third-party payors, such as insurance companies, self-insured employers and government-sponsored health care programs (Medicare and Medicaid), and amounts due from patients.

                               TEAM HEALTH, INC.

     Accounts receivable from fee-for-service contracts include an allowance for contractual adjustments, bad debt and other adjustments, which is charged to operations based on an evaluation of potential losses. Contractual adjustments result from the difference between the rates for physician services performed and amounts allowed by third-party payors for such services. Bad debt and other adjustments represent services provided to patients that are not expected to be collected at the time service is provided.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives generally ranging from 3 to 10 years for furniture and equipment, from 3 to 5 years for software and 10 to 40 years for buildings and leasehold improvements. Property under capital lease is amortized using the straight-line method over the life of the respective lease. Such amortization is included with depreciation expense in the accompanying financial statements.

     INTANGIBLES

     The majority of intangible assets relate to goodwill incurred in the acquisition of medical groups. Goodwill, which represents costs in excess of net assets acquired is being amortized on a straight-line basis over periods ranging between 8 and 20 years, depending upon the nature of the transaction. The carrying value of goodwill is reviewed if the facts and circumstances suggest that it may be impaired. If this review indicates that goodwill will not be recoverable, as determined based on the undiscounted cash flows of the entity acquired over the remaining amortization period, the carrying value of the goodwill is reduced by the estimated shortfall of discounted cash flows.

     PROFESSIONAL LIABILITY INSURANCE

     Professional liability insurance expense consists of premium cost, an accrual to establish reserves for future payments under the self-insured retention component, and an accrual to establish a reserve for future claims incurred but not reported.

     INCOME TAXES

     The Company files as part of the consolidated federal tax return of MedPartners. As a result, the provision for income taxes are calculated and allocated to the Company from MedPartners. All tax accounts have been included as a component of net invested capital for this presentation.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  ACCOUNTS RECEIVABLE AND NET REVENUE

     Accounts receivable consist of the following (in thousands):

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                1997         1998
                                                              ---------    ---------
Gross accounts receivable...................................  $ 414,835    $ 512,747
Less allowance for contractual adjustments, bad debt and
  other adjustments.........................................   (284,058)    (364,300)
                                                              ---------    ---------
                                                              $ 130,777    $ 148,447
                                                              =========    =========

                               TEAM HEALTH, INC.

     Concentration of credit risk relating to accounts receivable is limited by the diversity and number of contracting hospitals, patients, payors and the geographic dispersion of the Company's operations. The Company's most significant payor, Medicare, represents approximately 18.4% and 17.2% of gross accounts receivable as of December 31, 1997 and 1998, respectively.

     Net revenue consists of the following (in thousands):

                                                        YEAR ENDED DECEMBER 31,
                                                 --------------------------------------
                                                    1996          1997          1998
                                                 ----------    ----------    ----------
Gross revenue..................................  $  925,694    $1,035,259    $1,210,252
Less provision for contractual adjustments, bad
  debt and other adjustments...................    (462,314)     (524,023)     (662,467)
                                                 ----------    ----------    ----------
Net revenue....................................  $  463,380    $  511,236    $  547,785
                                                 ==========    ==========    ==========

4.  PROPERTY AND EQUIPMENT

     Property and equipment consists of the following (in thousands):

                                                                  DECEMBER 31,
                                                              --------------------
                                                                1997        1998
                                                              --------    --------
Buildings and leasehold improvements........................  $  3,660    $  2,149
Furniture and equipment.....................................    36,024      38,686
Software....................................................     1,774       1,714
Less accumulated depreciation...............................   (26,595)    (27,663)
                                                              --------    --------
                                                              $ 14,863    $ 14,886
                                                              ========    ========

     The Company leases office space for primary terms of one to seven years with options to renew for additional periods. Future minimum payments due on these non-cancelable operating leases are as follows (in thousands):

                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
1999........................................................    $ 4,400
2000........................................................      3,610
2001........................................................      3,171
2002........................................................      1,958
2003........................................................        781
Thereafter..................................................      4,709
                                                                -------
                                                                $18,629
                                                                =======

     Rent expense under operating leases for 1996, 1997 and 1998 was approximately $4.5 million, $5.8 million and $5.7 million, respectively.

                               TEAM HEALTH, INC.

5.  ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

     The following table provides a detail listing of amounts included in the "Other accrued liabilities" account in the consolidated and combined balance sheets (in thousands):

                                                                DECEMBER 31,
                                                              ----------------
                                                               1997      1998
                                                              ------    ------
Accrued professional fees...................................  $2,753    $3,112
Insurance payable...........................................   2,144       247
Accrued merger costs........................................   2,328       327
Other accrued expenses......................................   2,343     5,763
                                                              ------    ------
                                                              $9,568    $9,449
                                                              ======    ======

6.  LONG-TERM DEBT

     Long-term debt consists of the following (in thousands):

                                                                DECEMBER 31,
                                                              -----------------
                                                               1997       1998
                                                              -------    ------
Notes payable...............................................  $ 5,630    $2,379
Other.......................................................    2,190       165
Less current portion........................................   (5,165)     (164)
                                                              -------    ------
                                                              $ 2,655    $2,380
                                                              =======    ======

     The majority of notes payable relate to acquisitions, payable in varying amounts through 2000, with effective interest rates ranging from 7.50% to 10.80%.

     The maturities of long-term debt were as follows (in thousands):

                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
1999........................................................     $  164
2000........................................................      2,380
                                                                 ------
                                                                 $2,544
                                                                 ======

     Interest payments were $1.4 million, $0.6 million and $0.4 million in 1996, 1997 and 1998, respectively.

7.  EMPLOYEE BENEFIT PLANS

     The Company's employees participated in various employee benefit plans sponsored by the Company and the Company's parent affiliates. The plans primarily are defined contribution plans. The various entities acquired or merged into the Company have various retirement plans that have been terminated, frozen or amended with terms consistent with the Company's and the Company's parent affiliate plans.

     The Company's contributions to the plans for the years ended December 31, 1996, 1997 and 1998 were approximately $1.2 million, $0.5 million, and $1.2 million, respectively.

     Effective January 1, 1998, the Board of Directors of MedPartners approved a retirement savings plan for employees and affiliates. The plan is a defined benefit contribution plan in accordance with the provisions of Section 401(k) of the Internal Revenue Code. Full-time employees and affiliates are eligible to enroll in the plan in the first quarter following two months of service. Individuals on a part-time and per

                               TEAM HEALTH, INC.

diem basis are eligible to participate in the quarter following completion of one year of service. For employees, the Company makes a matching contribution of 50% of the employee's pre-tax contribution, up to 6% of the employee's compensation, in any calendar year.

8.  DEFERRED COMPENSATION PLAN

     A Team Health affiliate, Emergency Professional Services, Inc. ("EPS"), created a deferred compensation plan in 1987 for the purpose of compensating key individuals within EPS. Under the plan, the Company is obligated to certain key employees who have completed five years of service. The plan provides a vesting schedule of 10% at six years and 100% after fifteen years of service. Effective with the EPS and MedPartners merger, the plan was frozen. Participants are eligible for benefit payments following the month in which the sum of their age and years of service equals 65. Exceptions to this requirement exist for disability and death of a participant. Account balances remaining at the time of death of a participant becomes payable to the participant's beneficiary.

     Any forfeitures are allocated on the last day of the year to active participants that have not commenced to receive benefit payments. As of December 31, 1997 and 1998, the aggregate deferred compensation payable was approximately $4.6 million and $4.1 million, respectively. Charges to expense were approximately $0.5 million in 1996. There was no charge to expense during 1997 as a result of a merger related accrual established in 1996 for future non-discounted deferred compensation payments. In addition, there was no charge to expense during 1998.

9.  NET INVESTED CAPITAL

     NET TRANSFERS TO/FROM PARENTS AND PARENTS' SUBSIDIARIES

     Net transfers to/from parents and parents' subsidiaries includes third-party liabilities paid on behalf the Company by MedPartners and Physician Services ("parent companies"). In addition, transfers include advances from parent companies to fund operating and investing activities, including acquisitions, net of amounts advanced to parent companies from operating cash flows generated by the Company. Net transfers are included as part of net invested capital as Team Health is not required to settle these amounts on a current basis.

     MANAGEMENT FEES

     The parent companies provide certain corporate services to the Company, including legal services, risk management, certain employment benefit administration, tax advice and preparation of tax returns, software support services and certain financial and other services. These fees are allocated by the parent companies to the Company and approximate costs incurred. The amounts recorded by the Company for these allocations in the accompanying consolidated and combined statements of income were approximately $1.1 million, $1.7 million and $2.9 million for the years ended December 31, 1996, 1997 and 1998, respectively. The amounts allocated by the parent companies are not necessarily indicative of the actual costs which may have been incurred had the Company operated as an entity unaffiliated with MedPartners or Physician Services; however, management of the Company believes that the allocation is reasonable and in accordance with the Securities and Exchange Commission's Staff Accounting Bulletin No. 55.

     INTEREST EXPENSE

     During 1997 and 1998, Team Health and MedPartners had an agreement whereby MedPartners charged the Company interest earned on a portion of the Company's net balance payable to MedPartners. Interest expense charged to Team Health by MedPartners was $0.8 and $5.2 million for the years ended

                               TEAM HEALTH, INC.

December 31, 1997 and December 31, 1998, respectively. No interest expense was charged during the year ended December 31, 1996.

     INCOME TAXES

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities, included in net invested capital, were as follows (in thousands):

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1997       1998
                                                              -------    -------
Deferred tax assets:
  Accounts receivable.......................................  $   200    $10,923
  Accrual and other reserves................................      514        373
  Merger/acquisition costs..................................    2,272      3,945
  Net operating loss carryforward...........................      708      5,294
  Deferred compensation accrual.............................      849        649
  Accrued compensation......................................      658      1,687
  Malpractice...............................................    8,448      4,639
  Other.....................................................      266      1,351
                                                              -------    -------
Total deferred tax assets...................................   13,915     28,861
Deferred tax liabilities:
  Book over tax amortization and depreciation...............     (520)        --
  Change in accounting method from cash to accrual..........   (7,508)    (1,375)
  Other.....................................................     (956)    (3,071)
                                                              -------    -------
Total deferred tax liabilities..............................   (8,984)    (4,446)
                                                              -------    -------
Net deferred tax assets (liabilities).......................  $ 4,931    $24,415
                                                              =======    =======

     Significant components of the federal income tax expense were as follows (in thousands):

                                                         YEAR ENDED DECEMBER 31,
                                                     --------------------------------
                                                       1996        1997        1998
                                                     --------    --------    --------
Current:
  Federal..........................................  $  9,647    $ 14,562    $ 27,590
  State............................................     1,617       2,762       4,500
                                                     --------    --------    --------
Total current......................................    11,264      17,324      32,090
Deferred:
  Federal..........................................    (1,291)    (10,423)    (14,025)
  State............................................      (121)     (2,007)     (2,287)
                                                     --------    --------    --------
Total expense......................................  $  9,852    $  4,894    $ 15,778
                                                     ========    ========    ========

                               TEAM HEALTH, INC.

     The reconciliation of income tax expense computed at the federal statutory tax rate to income tax expense is as follows for the years ended December 31 (in thousands):

                                                            YEAR ENDED DECEMBER 31,
                                                          ---------------------------
                                                            1996      1997     1998
                                                          --------   ------   -------
Tax at statutory rate...................................  $ 10,082   $2,506   $12,707
State income tax (net of federal tax benefit)...........       972      491     1,438
Tax expense from conversion to C corporation............       892       --        --
Amortization and goodwill write-off.....................        --       --     1,480
Merger expense..........................................       242    2,711        --
Income not taxed at corporate level.....................    (2,490)    (935)       --
Other...................................................       154      121       153
                                                          --------   ------   -------
                                                          $  9,852   $4,894   $15,778
                                                          ========   ======   =======

     Income taxes paid during 1996, 1997 and 1998 were $17.3 million, $4.7 million and $11.1 million, respectively.

10.  PROFESSIONAL LIABILITY INSURANCE

     Although Team Health does not principally engage in the practice of medicine or provide medical services, the Company requires the physicians with whom it contracts to obtain professional liability insurance coverage and makes this insurance available to these physicians. Team Health typically provides claims-made coverage of $1,000,000 per incident and $3,000,000 annual aggregate per physician to affiliated physicians and other healthcare practitioners. In addition, Team Health and its affiliates obtain claims-made coverage of $1,000,000 per incident and $10,000,000 annual aggregate. These limits are deemed appropriate by management based upon historical claims, the nature and risks of the business and standard industry practice.

     During the period immediately preceding the InPhyNet merger, MedPartners and InPhyNet developed a program to provide malpractice exposure management for InPhyNet's physician practice management, government services and hospital-based businesses. The program was designed to "encapsulate" InPhyNet's malpractice exposure for all periods prior to the MedPartners merger and to allow InPhyNet to begin with new first-year claims made insurance coverage as of the effective date of the merger.

     The new program, called the Novation program, involved a payment from MedPartners to an insurance carrier not previously associated with InPhyNet in exchange for a guaranteed amount of future payments to MedPartners. These future payments were actuarially determined by independent third-party actuaries and were designed to be sufficient to cover the likely future liabilities associated with the known InPhyNet cases and ones likely to arise in the future from events occurring in the years covered by the program.

     Additional reserves for liabilities within the Novation program are recorded on Team Health's balance sheets and a related charge was allocated to Team Health in 1997 and is included in the novation program expense allocation line item on the consolidated and combined statements of income.

     In connection with the proposed recapitalization transaction (as discussed in Note 19), MedPartners will purchase insurance to cover the liability of existing claims as of the closing date and the additional liability related to the Novation program.

                               TEAM HEALTH, INC.

11.  FAIR VALUES OF FINANCIAL INSTRUMENTS

     The carrying amounts of the Company's financial instruments at December 31, 1998 and 1997 approximate fair value. The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and cash
equivalents:                     The carrying amount reported in the balance
                                 sheets for cash and cash equivalents
                                 approximates its fair value.

     Marketable securities:      The fair values for marketable securities are
                                 based on quoted market prices.

     Long-term debt:             The fair values of the Company's long-term debt
                                 are estimated using discounted cash flow analyses, based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

12.  ACQUISITIONS

     In August 1997, Team Health acquired the operating assets of two emergency department staffing companies. The acquisition was financed with two promissory notes of $4.5 million and $0.6 million. The notes payable are included in long-term debt (see Note 6).

     In November 1997, the Company purchased certain operating assets of an emergency department staffing company. The consideration given for the net assets was $3.6 million. Of this amount, $1.7 million was paid in cash at closing and up to $1.9 in future contingent payments or earnouts. The contingent payments are classified as deferred payment obligations on the balance sheets and are recorded as a liability of the Company based on management's expectation that the earnout provisions in the acquisition agreement will be achieved. In addition, in November 1997, the Company acquired the operating assets of a radiology group for total consideration of $9.0 million. The consideration paid was financed by capital transfers from MedPartners and cash flows from operations. During 1998, the Company recognized a future contingent payment of $2.5 million related to this acquisition and allocated it as part of the purchase price.

     The excess of the purchase price over net assets acquired in 1997 for these and other entities acquired approximated $18.7 million. The goodwill balances are being amortized over the expected life of the contractual arrangement which range from 8 to 20 years.

     In 1998, the Company acquired the stock of two emergency department staffing companies. The first acquisition closed in January 1998 with a total consideration of $5.1 million. Of this amount, $3.0 million was paid in cash at the closing date and up to $2.1 million in future and contingent payments. The second acquisition closed in June 1998, and had a total consideration of $5.9 million. Of this amount, $3.5 million was paid at closing with $2.4 million in future and contingent payments.

     In March 1998, the Company purchased certain operating assets of an emergency department staffing company. The consideration given for the net assets was $13.0 million. Of this amount, $5.0 million was paid in cash at closing and up to $8.0 million in future contingent payments. In August 1998, the Company made a second asset acquisition with total consideration of $6.8 million in which $3.6 million was paid at closing and up to $3.2 million in future contingent payments.

     The excess of the purchase price over net assets acquired in 1998 for these and other entities approximated $34.1 million. The goodwill balances are being amortized over the expected life of the contractual arrangement which range from 8 to 20 years.

                               TEAM HEALTH, INC.

     All of the aforementioned acquisitions have been accounted for by the purchase method of accounting. As such, operating results of acquired businesses are included in the Company's consolidated and combined financial statements as of their respective dates of acquisition. The operating results of the acquisitions prior to the respective dates of acquisition are not material to the Company.

     The following unaudited pro forma summary for the three years ended December 31, 1998 present the results of operations of the Company as if the acquisitions that occurred during those three years had occurred at the beginning of each of the fiscal years presented. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisitions been made at the beginning of the respective fiscal years, or results which may occur in the future.

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                               1996       1997       1998
                                                              -------    -------    -------
Net revenue.................................................  513,791    551,262    562,889
Income before income taxes..................................   28,260     12,384     39,708
Net income..................................................   18,616      5,505     21,531

13.  MERGERS

     MedPartners merged with several physician groups that have been combined with Team Health operations during 1996 and 1997 in transactions that were accounted for as poolings of interests. The following chart summarizes these transactions:

                                                                            NUMBER OF
                                                       EFFECTIVE DATE     MEDPARTNERS'
                  ACQUIRED ENTITY                        OF POOLING       SHARES ISSUED
                  ---------------                     ----------------    -------------
Emergency Physician Associates ("EPA")..............  July 1, 1996         1.2 million
Emergency Professional Services ("EPS").............  October 1, 1996      2.1 million
Sheer, Ahearn and Associates ("SAA")................  December 1, 1996     2.3 million
Fischer Mangold ("FM")..............................  June 30, 1997        2.0 million
InPhyNet Medical Management, Inc. ("InPhyNet")......  June 30, 1997       19.4 million

     During the second half of 1997, MedPartners combined the Hospital Services operations of InPhyNet with Team Health operations.

     Included in income from operations for the year ended December 31, 1996 and 1997 are merger costs totaling $11.5 million and $22.9 million, respectively. There were no merger costs for the year ended December 31, 1998. The components of these costs are as follows (in thousands):

                                                           YEAR ENDED DECEMBER 31,
                                                        -----------------------------
                                                         1996       1997       1998
                                                        -------    -------    -------
Investment banking and professional fees..............  $ 4,495    $ 5,198    $    --
Other transition costs................................    2,077      1,042         --
Severance costs and related benefits..................      123      6,735         --
Impairment of assets..................................       --      2,846         --
Conforming accounting policies........................      500      4,741         --
Operational restructuring.............................       --        280         --
Other charges.........................................    4,330      2,085         --
                                                        -------    -------    -------
                                                        $11,525    $22,927    $    --
                                                        =======    =======    =======

                               TEAM HEALTH, INC.

14.  CONTINGENCIES

     Team Health is a party to various pending legal actions arising in the ordinary operation of its business such as contractual disputes, employment disputes and general business actions as well as malpractice actions. Team Health does not believe that the result of such legal actions, individually or in the aggregate, will have a material adverse effect on the Company's business or its results of operations, cash flows or financial condition.

     Recently, a lawsuit was filed against InPhynet Medical Management, Inc. and several other unrelated defendants in the United States District Court for the District of Kansas which basically alleges that InPhynet had inappropriate financial relationships with emergency room physicians and engaged in inappropriate billing practices in violation of the False Claims Act and provisions of the Medicare statute. The complaint lacks specificity and a specific claim for damages. The Company intends to defend this case vigorously. Although management believes, based on information currently available, that the ultimate resolution is not likely to have a material adverse effect on the operating results and financial condition of the Company, there can be no assurance that the ultimate resolution of the matter, if adversely determined, would not have a material adverse effect on the operating results and financial condition of the Company.

15.  RELATED PARTY TRANSACTIONS

     The Company leases office space from several partnerships that are partially or entirely owned by employees of the Company. The leases were assumed by the Company as part of merger or purchase transactions. Total rent paid was approximately $1.9 million, $2.0 million and $1.3 million in 1996, 1997 and 1998, respectively.

     The Company has contractual arrangements with billing and collection service companies that are owned or partially owned by employees of the Company. The majority of these arrangements were assumed as part of merger or purchase transactions. Billing fees paid for these services were $1.9 million, $2.2 million and $3.5 million in 1996, 1997 and 1998, respectively.

16.  YEAR 2000 -- UNAUDITED

     The Company is in the process of formulating and implementing a plan designed to ensure that all application software and hardware used in connection with the Company's management information systems will recognize a date using "00" as the year 2000, rather than the year 1900.

     The company is making satisfactory progress with its Year 2000 compliance plan, which consists of the following stages:

     1. Production of an inventory of the Company's hardware and software systems.

     2. Identification of where problems exist.

     3. Diagnosis of solutions to problems.

     4. Implementation of solutions.

     5. Confirmation from major suppliers and customers that they will be year 2000 compliant by the year of 1999.

     The Company has substantially completed the first three stages of its plan, and has established timetables for its remediation of the problems that exist. The Company estimates that its remediation efforts will be complete by September 1999 and at the present time, the remediation efforts are proceeding on schedule with project timetables.

                               TEAM HEALTH, INC.

     The total cost of achieving Year 2000 compliance is forecast to be approximately $1.9 million in connection with its compliance plan.

17.  INTANGIBLES

     Goodwill totaling $4.3 million was recorded in connection with the Company's purchase of the Telerad Group in April 1994. During 1998, the Company deemed that a portion of Telerad's goodwill totaling $3.0 million was impaired based upon the provision of SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be disposed of." The impairment was indicated by a loss of contracts resulting in recurring losses from operations. Accordingly, the goodwill was reduced to fair value by discounting estimated future cash flows at a discount rate of the Company's projected cost of capital. The impairment charge is reflected in the consolidated and combined statement of income for the year ended December 31, 1998. The Company will continue to evaluate any remaining goodwill for potential impairment.

     Effective January 1, 1998, the Company prospectively changed its policy of determining useful life of goodwill based on criteria that addresses the number of contracts in each acquisition. This change in policy reduced the amortization periods from a range of 20 to 40 years to a range of 8 to 20 years.

     Effective January 1, 1998, the Company wrote off approximately $1.5 million in organizational and development costs in accordance with SOP 98 -- 5, "Reporting on the Costs of Start-Up Activities." This is accounted for as a cumulative effect of change in accounting principle.

18.  PRO FORMA INCOME TAXES

     For periods prior to the respective mergers and acquisitions, the acquired entities were taxed as partnerships and S Corporations and, therefore, federal and state taxes were assessed to the shareholders. The following reflects the combined entities' additional tax expense had they been taxed at the Company's effective rate during those periods. (in thousands)

                                                             YEAR ENDED DECEMBER 31,
                                                             ------------------------
                                                              1996      1997     1998
                                                             ------    ------    ----
Pro forma income taxes:
  Federal..................................................  $1,931    $1,985    $616
  State....................................................     246       209      65
                                                             ------    ------    ----
                                                             $2,177    $2,194    $681
                                                             ======    ======    ====

19.  SUBSEQUENT EVENTS

     Effective March 16, 1999, Team Health will be recapitalized in a transaction providing aggregate consideration to MedPartners, Inc. of $344.5 million, consisting of $335.2 million in cash, $6.8 million in equity retained by MedPartners, Inc.'s wholly-owned subsidiary, Physician Services, and the assumption of $2.5 million of existing indebtedness of MedPartners, Inc. In addition, Team Health will assume the potential liability for certain future earnout payments valued at approximately $19.8 million. The recapitalization will be funded by the net proceeds from the $100.0 million Senior Subordinated Notes due 2009, $150.0 million of borrowings by the Company under the term loan facilities of a senior credit facility, $99.7 million in a cash equity investment in the Company by an affiliate of different equity sponsors, a cash equity investment of $8.5 million by senior management of the Company and the equity of the Company retained by Pacific Physician Services, Inc. with a fair market value of $6.8 million.

                               TEAM HEALTH, INC.

     In conjunction with the Recapitalization, the Company will make an election under section 338(h)(10) of the Internal Revenue Code of 1986, as amended. As a result, the Company will realize an increase in its deferred tax assets as the Recapitalization is expected to be treated as a taxable business combination for federal and state income tax purposes, which results in a step-up in the Company's tax basis. This step-up in basis will result in an anticipated cash tax benefit of approximately $6.7 million per year over each of the next 15 years, if fully utilized.

                               TEAM HEALTH, INC.

                    INDEX TO UNAUDITED FINANCIAL STATEMENTS

Consolidated and Combined Balance Sheets....................  F-21
Consolidated and Combined Statements of Income (Loss).......  F-22
Consolidated and Combined Statements of Cash Flows..........  F-23
Notes to Consolidated and Combined Financial Statements.....  F-24

                               TEAM HEALTH, INC.

                    CONSOLIDATED AND COMBINED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                              DECEMBER 31,     MARCH 31,
                                                                  1998           1999
                                                                (NOTE 1)      (UNAUDITED)
                                                              ------------    -----------
ASSETS
Current assets:
  Cash and Cash equivalents.................................    $  3,894       $  20,327
  Accounts receivable, net..................................     148,447         151,502
  Prepaid expenses and other current assets.................       2,678           3,657
                                                                --------       ---------
Total current assets........................................     155,019         175,486
Property and equipment, net.................................      14,886          15,089
Intangibles, net............................................      56,457          66,324
Deferred tax asset..........................................          --         108,472
Other.......................................................       3,594           5,300
                                                                --------       ---------
Total assets................................................    $229,956       $ 370,671
                                                                ========       =========
LIABILITIES AND STOCKHOLDERS EQUITY/NET INVESTED CAPITAL
Current liabilities:
  Accounts payable..........................................    $  6,495       $   9,335
  Accrued compensation and physician payable................      38,631          39,173
  Other accrued liabilities.................................       9,449          13,061
  Income tax payable........................................          --             432
  Current portion of long-term debt.........................         164          10,608
                                                                --------       ---------
Total current liabilities...................................      54,739          72,609
Long-term debt, less current portion........................       2,380         236,900
Professional liability insurance reserves...................      49,697           1,015
Deferred payment obligations................................      19,775          19,757
Deferred compensation.......................................       3,412           3,218
Other long-term liabilities.................................          --              25
Stockholders' equity/net invested capital:
  Preferred stock...........................................          --         100,521
  Common stock..............................................          --           1,505
  Additional paid in capital................................          --           8,799
  Shares held in trust......................................          --          (5,537)
  Deferred compensation.....................................          --           5,537
  Treasury stock (at cost)..................................          --        (210,739)
  Retained earnings/net invested capital....................      99,953         137,061
                                                                --------       ---------
Total stockholders' equity/net invested capital.............      99,953          37,147
                                                                --------       ---------
Total liabilities and stockholders' equity/net invested
  capital...................................................    $229,956       $ 370,671
                                                                ========       =========

                            See accompanying notes.

                               TEAM HEALTH, INC.

             CONSOLIDATED AND COMBINED STATEMENTS OF INCOME (LOSS)
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                               THREE MONTHS ENDED
                                                                   MARCH 31,
                                                              --------------------
                                                                1998        1999
                                                              --------    --------
Net revenue.................................................  $133,026    $137,877
Professional expenses.......................................   104,886     108,388
                                                              --------    --------
Gross profit................................................    28,140      29,489
General and administrative..................................    15,127      15,744
Depreciation and amortization...............................     2,038       2,351
                                                              --------    --------
Operating income............................................    10,975      11,394
Management fee..............................................       735          25
Interest income.............................................       (85)        (59)
Interest expense............................................       590       1,631
Recapitalization expense....................................        --      21,513
Other expenses (income).....................................       218         105
                                                              --------    --------
Income (loss) before income taxes...........................     9,517     (11,821)
Income tax expense (benefit)................................     3,983      (4,361)
                                                              --------    --------
Net income (loss)...........................................  $  5,534    $ (7,460)
                                                              ========    ========

                            See accompanying notes.

                               TEAM HEALTH, INC.

               CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                               THREE MONTHS ENDED
                                                                    MARCH 31,
                                                              ---------------------
                                                                1998        1999
                                                              --------    ---------
OPERATING ACTIVITIES
Net income (loss)...........................................  $  5,534    $  (7,460)
Adjustments to reconcile net income:
  Depreciation and amortization.............................     2,038        2,351
  Amortization of deferred financing costs..................        --          125
  Gain on sale of equipment.................................       (15)         (10)
  Parents' management fees..................................       735           25
  Recapitalization expense..................................        --       21,513
Changes in operating assets and liabilities, net of effects
  of acquisitions...........................................     4,724       (8,214)
                                                              --------    ---------
Net cash provided by operating activities...................    13,016        8,330
INVESTING ACTIVITIES
Cash paid for merger expense................................      (625)        (128)
Purchases of equipment, net of disposals and transfers to
  other divisions...........................................      (507)      (1,529)
Net cash paid for acquisitions..............................    (9,502)         (18)
Additions to intangibles....................................      (196)          --
Other investing activities..................................       111         (124)
                                                              --------    ---------
Net cash used in investing activities.......................   (10,719)      (1,799)
FINANCING ACTIVITIES
Payments on notes payable...................................      (184)      (5,052)
Additions to notes payable..................................        --      250,000
Additions to deferred financing costs.......................        --      (10,876)
Purchase of treasury stock..................................        --     (210,739)
Cash paid for recapitalization..............................        --      (15,587)
Net transfers from parents and parents' subsidiaries........     2,086        2,578
Change in tax accounts, included in net invested capital....     4,030           --
                                                              --------    ---------
Net cash provided by financing activities...................     5,932       10,324
                                                              --------    ---------
Change in cash and cash equivalents.........................     8,229       16,855
Cash and cash equivalents, beginning of period..............     5,468        3,894
                                                              --------    ---------
Cash and cash equivalents, non-consolidating 1999...........        --         (422)
                                                              --------    ---------
Cash and cash equivalents, end of period....................  $ 13,697    $  20,327
                                                              ========    =========

                            See accompanying notes.

      NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (UNAUDITED)
                   THREE MONTHS ENDED MARCH 31, 1999 AND 1998

NOTE 1.  BASIS OF PRESENTATION

     The consolidated and combined financial statements include the accounts of Team Health, Inc. ("the Company") and its wholly owned subsidiaries and have been prepared in accordance with generally accepted accounting principles for interim financial reporting and in accordance with Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements.

     In the opinion of management, the accompanying unaudited consolidated and combined financial statements contain all adjustments (consisting of normal recurring items) necessary for a fair presentation of results for the interim periods presented. The results of operations for any interim period are not necessarily indicative of results for the full year. The consolidated and combined balance sheet of the Company at December 31, 1998 has been derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles. These financial statements and footnote disclosures should be read in conjunction with the December 31, 1998 audited consolidated and combined financials statements and the notes thereto.

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the accompanying consolidated financial statements and notes. Actual results could differ from those estimates.

NOTE 2.  RECENTLY ISSUED ACCOUNTING STANDARDS

     In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS No. 131 is effective for financial statements for fiscal years beginning after December 15, 1997. SFAS No. 131 will have no effect on the Company's results of operations, financial position or cash flows.

     In February 1998, FASB issued SFAS No. 132, "Employers' Disclosures About Pensions and Other Postretirement Benefits." SFAS No. 132 revises employers' disclosures about pension and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis, and eliminates certain disclosures that no longer are useful. SFAS No. 132 is effective for financial statements for fiscal years beginning after December 15, 1997. SFAS No. 132 has no impact on the Company's results of operations, financial position, or cash flows.

     In June 1998, FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 requires all derivatives to be measured at fair value and recognized as either assets or liabilities on the balance sheet. Changes in such fair value are required to be recognized immediately in net income (loss) to the extent the derivatives are not effective as hedges. SFAS No. 133 is effective for fiscal years beginning after June 15, 2000 and is effective for interim periods in the initial year of adoption. At the present time, the Company does not feel the adoption of SFAS No. 133 will have a material effect on the results of operations, financial position, or cash flows of the Company.

     In March 1998, the EITF concluded its discussion on Issue No. 97-2 related to the Application of APB Opinion No. 16, "Business Combinations", and FASB Statement No. 94, "Consolidation of All Majority-Owned Subsidiaries to Physician Practice Management Entities." The Task Force established the criteria for determining when a Physician Practice Management Entity ("PPM") could consolidate or combine with a physician's practice. The Company has considered all implications and does not feel this

            NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED) -- (CONTINUED)

issue will have a material effect on the results of operations, financial position, or cash flows of the Company.

NOTE 3.  RECAPITALIZATION TRANSACTION

     Effective March 12, 1999, Team Health was recapitalized in a transaction providing aggregate consideration to MedPartners, Inc. ("MedPartners") of $344.5 million, consisting of $335.2 million in cash, $6.8 million in equity retained by MedPartners wholly-owned subsidiary, Pacific Physician Services, and the assumption of $2.5 million of existing indebtedness of MedPartners. In addition, Team Health assumed the potential liability for certain future earnout payments valued at approximately $19.8 million. The Recapitalization was funded by the net proceeds from the $100.0 million Senior Subordinated Notes (the "Notes") due 2009, $150.0 million of borrowings by the Company under the term loan facilities of a Senior Credit Facility, $99.7 million in a cash equity investment in the Company by an affiliate of Madison Dearborn Partners, Inc., Cornerstone Equity Investors, LLC, and Beecken Petty and Company, LLC, a cash equity investment of $8.5 million by senior management of the Company and the equity of the company retained by Pacific Physician Services, Inc. with a fair market value of $6.8 million.

     In conjunction with the Recapitalization, the Company will make an election under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended. As a result, the Company will realize an increase in its deferred tax assets as the Recapitalization is expected to be treated as a taxable business combination for federal and state tax purposes, which results in a step-up in the Company's tax basis. This step-up in basis will result in an anticipated cash tax benefit of approximately $6.7 million per year over each of the next 15 years, if fully utilized.

     Total financing fees and legal, accounting, and other related costs of the Recapitalization amounted to approximately $32.7 million. Of these costs, $21.5 million were expensed at the date of the Recapitalization. Financing costs of $11.2 million associated with the Senior Credit Facility and Senior Subordinated Notes were capitalized and will be amortized over the term of the Senior Credit Facility and Notes.

NOTE 4.  LONG-TERM DEBT

     Long-term debt consists of the following:

                                                              MARCH 31,    DECEMBER 31,
                                                                1999           1998
                                                              ---------    ------------
12% Senior Subordinated Notes...............................  $100,000            --
Senior Credit Facilities:...................................                      --
  Revolving Credit Facility.................................        --
  Term Loan Facility........................................   145,000
Other long-term debt........................................     2,508         2,544
                                                              --------        ------
                                                               247,508         2,544
Less current portion........................................   (10,608)         (164)
                                                              --------        ------
                                                              $236,900        $2,380
                                                              ========        ======

     In Conjunction with the Recapitalization, the Company entered into the Senior Credit Facilities agreement with a syndicate of financial institutions. The Senior Credit Facilities are comprised of a five-year Revolving Credit Facility of up to $50.0 million, including a Swing-Line sub-facility of $5.0 million and Letter of Credit sub-facility of $5.0 million and a Term Loan Facility, consisting of a $60.0 million 5-year tranche A term loan facility and a $90.0 million 6-year tranche B term loan facility. No funds have

            NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED) -- (CONTINUED)

been borrowed under the Revolving Credit Facility as of March 31, 1999. The Senior Credit Facilities are secured by stock and assets of the Company and its subsidiaries.

     Borrowings under the Senior Credit Facilities bear interest at variable rates based, at the Company's option, on prime or the eurodollar rate. Interest rates as of March 31, 1999 were as follows:

Revolving Credit Facility -- Commitment.....................  0.50%
Revolving Credit Facility -- Interest.......................  8.31%
Term Loan A Facility........................................  8.31%
Term Loan B Facility........................................  8.81%

     Borrowings under the Senior Credit Facilities were used to consummate the Recapitalization and pay fees and expenses related to the transaction. Additionally, the Senior Credit Facilities will provide financing for future working capital, capital expenditures, and other general corporate purposes. The credit facility contains affirmative and negative covenants which include requirements that the Company maintain certain financial ratios and a minimum level of EBITDA.

     Additionally, as part of the Recapitalization, the Company issued $100 million of Senior Subordinated Notes due March 15, 2009. The Notes are subordinated in right of payment to all Senior Debt of the Company and are senior in right of payment to all existing and future subordinated indebtedness of the Company. Interest on the Notes will accrue at the rate of 12% per annum, payable semi-annually in arrears on March 15 and September 15 of each year commencing September 15, 1999.

     Prior to March 15, 2002, the Company may redeem a portion of the Notes with the proceeds of certain offerings of the Company's equity. Beginning March 15, 2004, the Company may redeem some or all of the Notes at any time at various redemption prices. The Notes were issued under an indenture with a Trustee that contains affirmative and negative covenants.

     The other long-term debt relates to acquisitions, payable in varying amounts through 2000, with effective interest rates ranging from 7.50% to 10.80%.

     Aggregate maturities of long-term debt at March 31, 1999 are as follows:

1999.......................................................   10,608
2000.......................................................   10,500
2001.......................................................   12,900
2002.......................................................   16,500
2003.......................................................   14,500
Thereafter.................................................  182,500
                                                             -------
                                                             247,508
                                                             =======

NOTE 5.  PROFESSIONAL LIABILITY INSURANCE

     Although Team Health does not principally engage in the practice of medicine or provide medical services, the Company requires the physicians with whom it contracts to obtain professional liability insurance coverage and makes this insurance available to these physicians. Team Health typically provides claims-made coverage of $1,000,000 per incident and $3,000,000 annual aggregate per physician to affiliated physicians and other healthcare practitioners. In addition, Team Health and its affiliates obtain claims-made coverage of $1,000,000 per incident and $10,000,000 annual aggregate. These limits are deemed appropriate by management based upon historical claims, the nature and risks of the business and standard industry practice.

            NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED) -- (CONTINUED)

     As part of the Recapitalization transaction, MedPartners retained the liability for all medical malpractice claims originating prior to the Recapitalization and purchased insurance coverage to cover such claims. As a result, approximately $49.5 million of professional liability reserves were transferred to MedPartners at closing.

NOTE 6.  INCOME TAXES

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities were as follows (in thousands):

                                                             MARCH 31,
                                                               1999
                                                             ---------
Deferred tax assets:
  Amortization & Depreciation..............................   100,297
  Recapitalization Expense.................................     8,175
                                                              -------
Net deferred tax asset.....................................   108,472
                                                              =======

     Significant components of federal income tax expense were as follows (in thousands):

                                                         QUARTER ENDED
                                                         MARCH 31, 1999
                                                         --------------
Current:
  Federal..............................................       2,213
  State................................................         306
                                                             ------
Total current..........................................       2,519
Deferred:
  Federal..............................................      (6,044)
  State................................................        (836)
                                                             ------
Total deferred.........................................      (6,880)
                                                             ------
Total expense..........................................      (4,361)
                                                             ======

     The reconciliation of income tax expense computed at the federal statutory tax rate to income tax expense is as follows for the years ended December 31 (in thousands):

                                                         QUARTER ENDED
                                                         MARCH 31, 1999
                                                         --------------
Tax at statutory rate..................................      (4,129)
State income tax (net of federal tax benefit)..........        (345)
Meals and Entertainment................................         112
Other..................................................           1
                                                             ------
                                                             (4,361)
                                                             ======

NOTE 7.  STOCKHOLDERS' EQUITY

     Effective March 12, 1999, in conjunction with the Recapitalization, the Company exchanged with MedPartners all outstanding common stock for 100,000 new shares of 10% cumulative preferred stock ($.01 par) and 150,492,442.67 new shares of common stock ($.01 par) in the Company.

            NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED) -- (CONTINUED)

     The Company purchased from MedPartners 140,492,442.67 shares of outstanding common stock for $210.7 million. These shares have been recorded as Treasury Stock and are carried at cost.

     As part of the Recapitalization, the Company established a deferred compensation plan and related Rabbi Trust for the benefit of certain members of the Company's senior management. The Company funded the Rabbi Trust with $5.5 million as of the closing. The Rabbi Trust used these funds to purchase preferred stock in the parent company of the Company. The deferred compensation liability under this newly created plan as well as the investments of the Rabbi Trust are carried as components of the stockholders' equity in the consolidated and combined financial statements of the Company.

     Prior to the Recapitalization, all equity accounts of the Company were combined and reported as Net Invested Capital on the consolidated and combined financial statements due to the Company's status as a subsidiary of MedPartners.

NOTE 8.  RECLASSIFICATIONS

     Certain reclassifications have been made to the consolidated and combined balance sheet as of December 31, 1998 to conform to the March 31, 1999 presentation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            , 1999                                                  CONFIDENTIAL

                               TEAM HEALTH, INC.
                                  $100,000,000
                     12% SENIOR SUBORDINATED NOTES DUE 2009

     ----------------------------------------------------------------------

                                   PROSPECTUS
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON OR OTHER PERSON TO GIVE YOU WRITTEN INFORMATION OTHER THAN THIS PROSPECTUS OR TO MAKE REPRESENTATIONS AS TO MATTERS NOT STATED IN THIS OFFERING MEMORANDUM. YOU MUST NOT RELY ON UNAUTHORIZED INFORMATION. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES OR OUR SOLICITATION OF YOUR OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THAT WOULD NOT BE PERMITTED OR LEGAL. THE INFORMATION IN THIS
PROSPECTUS IS CURRENT AS OF             , 1999.
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Tennessee Business Corporation Act ("TBCA") provides that a corporation may indemnify any of its directors and officers against liability incurred in connection with a proceeding if (i) the director or officer acted in good faith,
(ii) in the case of conduct in his or her official capacity with the corporation, the director or officer reasonably believed such conduct was in the corporation's best interests, (iii) in all or other cases, the director or officer reasonably believed that his or her conduct was not opposed to the best interest of the corporation, and (iv) in connection with any criminal proceeding, the director or officer had no reasonable cause to believe that his or her conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer was adjudged to be liable to the corporation. In cases where the director or officer is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as an officer or director of a corporation, the TBCA mandates that the corporation indemnify the director or officer against reasonable expenses incurred in the proceeding. The TBCA also provides that in connection with any proceeding charging improper personal benefit to an officer or director, no indemnification may be made if such officer or director is adjudged liable on the basis that personal benefit was improperly received. Notwithstanding the foregoing, the TBCA provides that a court of competent jurisdiction, upon application, may order that an officer or director be indemnified if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, whether or not the director met the standard of conduct set forth above or was adjudged liable, provided that if such officer or director was adjudged liable, indemnification is limited to reasonable expenses.

     The Company's Charter provides that the Company may indemnify expenses to persons who are or were directors or officers of the Company. Additionally, the Charter provides that no director of the Company shall be personally liable to the Company or any of its shareholders, and no such person may be sued by the Company or its shareholders, for monetary damages for breach of any fiduciary duty as a director except for liability arising from (i) any breach of a director's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, or (iii) any unlawful distributions.

     [Directors' and officers' liability insurance has also been obtained by the Company, the effect of which is to indemnify certain directors and officers of the Company against certain damages and expenses because of certain claims made against them caused by their negligent act, error or omission.]

     The above discussion of the Charter and the TBCA is not intended to be exhaustive and is qualified in its entirety by reference thereto.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

       (A) EXHIBITS
 2.1        Recapitalization Agreement dated January 25, 1999 by and
              among Team Health, Inc., MedPartners, Inc., Pacific
              Physician Services, Inc. and Team Health Holdings, L.L.C.*
 3.1        Articles of Amendment to the Articles of Incorporation of
              Alliance Corporation dated January 15, 1997.*
 3.2        By-laws of Alliance Corporation.*
 3.3        Articles of Incorporation of Emergency Management
              Specialists, Inc. dated August 12, 1983.*
 3.4        By-laws of Emergency Management Specialists, Inc.*
 3.5        Articles of Incorporation of EMSA South Broward, Inc. dated
              December 3, 1996.*

 3.6        By-laws of EMSA South Broward, Inc.*
 3.7        Articles of Incorporation of Herschel Fischer, Inc. dated
              February 18, 1997.*
 3.8        By-laws of Herschel Fischer, Inc. dated February 21, 1997.*
 3.9        Articles of Incorporation of IMBS, Inc. dated November 30,
              1995.*
 3.10       By-laws of IMBS, Inc.*
 3.11       Articles of Incorporation of InPhyNet Hospital Services,
              Inc. dated November 30, 1995.*
 3.12       By-laws of InPhyNet Hospital Services, Inc.*
 3.13       Certificate of Amendment of Certificate of Incorporation of
              InPhyNet Medical Management Institute, Inc. dated February
              28, 1996.*
 3.14       By-laws of InPhyNet Medical Management Institute, Inc.*
 3.15       Articles of Incorporation of Karl G. Mangold, Inc. dated
              February 14, 1997.*
 3.16       By-laws of Karl G. Mangold, Inc. dated February 20, 1997.*
 3.17       Amended and Restated Articles of Incorporation of Charles L.
              Springfield, Inc. dated November 21, 1997.*
 3.18       Amendment to By-laws of Charles L. Springfield, Inc. dated
              November 20, 1997.*
 3.19       Articles of Amendment to the Charter of Clinic Management
              Services, Inc. dated March 25, 1994.*
 3.20       By-laws of Clinic Management Services, Inc.*
 3.21       Articles of Incorporation of Daniel & Yeager, Inc. dated
              October 25, 1989.*
 3.22       By-laws of Daniel & Yeager, Inc. dated October 6, 1989.*
 3.23       Articles of Incorporation of Drs. Sheer, Ahearn &
              Associates, Inc. dated March 31, 1969.*
 3.24       Amended and Restated By-laws of Drs. Sheer, Ahearn &
              Associates, Inc. dated February 15, 1989.*
 3.25       Articles of Amendment to the Charter of Emergency Coverage
              Corporation dated February 15, 1993.*
 3.26       Amendment to By-laws of Emergency Coverage Corporation dated
              June 12, 1995.*
 3.27       Restated Certificate of Incorporation of Emergency Physician
              Associates, Inc. dated June 25, 1996.*
 3.28       By-laws of Emergency Physician Associates, Inc.*
 3.29       Articles of Incorporation of Emergency Physicians of
              Manatee, Inc. dated June 1, 1988.*
 3.30       By-laws of Emergency Physicians of Manatee, Inc.*
 3.31       Certificate to Amend the Articles of Incorporation of
              Emergency Professional Services, Inc. dated September 30,
              1997.*
 3.32       Code Regulations of Emergency Professional Services, Inc.
              amended June 22, 1987.*
 3.33       Amended and Restated Charter of Emergicare Management,
              Incorporated dated February 28, 1995.*
 3.34       By-laws of Emergicare Management, Incorporated dated
              December 29, 1972.*
 3.35       Articles of Incorporation of EMSA Contracting Service, Inc.
              dated November 30, 1995.*
 3.36       By-laws of EMSA Contracting Service, Inc.*
 3.37       Articles of Amendment of EMSA Louisiana, Inc. dated May 28,
              1989.*
 3.38       By-laws of EMSA Louisiana, Inc.*
 3.39       Articles of Amendment to the Charter of Hospital Based
              Physician Services, Inc. dated March 25, 1994.*
 3.40       By-laws of Hospital Based Physician Services, Inc. dated
              July 18, 1993.*

 3.41       Articles of Incorporation of InPhyNet Anesthesia of West
              Virginia, Inc. dated February 28, 1997.*
 3.42       By-laws of InPhyNet Anesthesia of West Virginia, Inc.*
 3.43       Articles of Amendment to the Charter of Med: Assure Systems,
              Inc. dated October 28, 1992.*
 3.44       By-laws of Med: Assure Systems, Inc. dated February 25,
              1987.*
 3.45       Articles of Incorporation of MetroAmerican Radiology, Inc.
              dated April 19, 1989.*
 3.46       By-laws of MetroAmerican Radiology, Inc. dated April 23,
              1989.*
 3.47       Articles of Incorporation of Neo-Med, Inc. dated November
              15, 1993.*
 3.48       By-laws of Neo-Med, Inc.*
 3.49       Articles of Incorporation of Northwest Emergency Physicians,
              Incorporated dated June 4, 1985.*
 3.50       By-laws of Northwest Emergency Physicians, Incorporated.*
 3.51       Certificate of Amendment of Certificate of Incorporation of
              Paragon Anesthesia, Inc. dated September 20, 1994.*
 3.52       By-laws of Paragon Anesthesia, Inc.*
 3.53       Articles of Incorporation of Paragon Contracting Services,
              Inc. dated November 30, 1995.
 3.54       By-laws of Paragon Contracting Services, Inc.*
 3.55       Certificate of Amendment of Certificate of Incorporation of
              Paragon Imaging Consultants, Inc. dated May 7, 1993.*
 3.56       By-laws of Paragon Imaging Consultants, Inc.*
 3.57       Articles of Incorporation of Quantum Plus, Inc. dated
              January 27, 1997.*
 3.58       By-laws of Quantum Plus, Inc. dated February 1, 1997.*
 3.59       Amendment and Restated Articles of Incorporation of Reich,
              Seidelmann & Janicki Co. dated November 7, 1997.*
 3.60       Code Regulations of Reich, Seidelmann & Janicki Co.*
 3.61       Articles of Incorporation of Rosendorf, Marguiles, Borushok
              & Shoenbaum Radiology Associates of Hollywood, Inc. dated
              October 25, 1968.*
 3.62       By-laws of Rosendorf, Marguiles, Borushok & Shoenbaum
              Radiology Associates of Hollywood, Inc.*
 3.63       Articles of Amendment to the Articles of Incorporation of
              Sarasota Emergency Medical Consultants, Inc. dated August
              7, 1997.*
 3.64       By-laws of Sarasota Emergency Medical Consultants, Inc.*
 3.65       Articles of Amendment to the Charter of Southeastern
              Emergency Physicians, Inc. dated November 25, 1992.*
 3.66       By-laws of Southeastern Emergency Physicians, Inc. dated
              July 1, 1986.*
 3.67       Articles of Amendment to the Charter of Southeastern
              Emergency Physicians of Memphis, inc. dated June 15,
              1992.*
 3.68       By-laws of Southeastern Emergency Physicians of Memphis,
              Inc.*
 3.69       Charter of Team Health Financial Services, Inc. dated
              October 9, 1997.*
 3.70       By-laws of Team Health Financial Services, Inc.*
 3.71       Articles of Incorporation of Team Radiology, Inc. dated
              October 6, 1993.*
 3.72       By-laws of Team Radiology, Inc. dated November 5, 1993.*
 3.73       Certificate of Incorporation of THBS, Inc. dated October 20,
              1997.*
 3.74       By-laws of THBS, Inc.*

     3.75             Amended and Restated Articles of Incorporation of The Emergency Associates for Medicine, Inc. dated
                        August 30, 1996.*
     3.76             By-laws of The Emergency Associates for Medicine, Inc.*
     3.77             Articles of Incorporation of Virginia Emergency Physicians, Inc. dated June 25, 1992.*
     3.78             Amended and Restated By-laws of Virginia Emergency Physicians, Inc.*
     3.79             Articles of Incorporation of EMSA Joilet, Inc. dated December 30, 1988.*
     3.80             By-laws of EMSA Joilet, Inc.*
     3.81             Certificate of limited Partnership of Paragon Healthcare Limited Partnership, dated August 3, 1993.*
     3.82             Certificate of Limited Partnership of Team Health Southwest, L.P., dated May 20, 1998.*
     3.83             Certificate of Limited Partnership of Team Health Billing Services, L.P., dated October 21, 1997.*
     3.84             Partnership Agreement of Fischer Mangold Group Partnership, dated February 21, 1996.*
     3.85             Partnership Agreement of Mt. Diablo Emergency Physicians, a California General Partnership, dated June 1,
                        1997.*
     4.1              Indenture dated as of March 12, 1999 by and among Team Health, Inc. the Guarantors listed on the signature pages thereto and the United States Trust Company of New York.*
     5.1              Opinion of Kirkland & Ellis.*
     9.1              Stockholders Agreement dated as of March 12, 1999 by and among Team Health, Inc., Team Health Holdings,
                        L.L.C., Pacific Physicians Services, Inc., and certain other stockholders of the Team Health, Inc. who are from time to time party hereto.*
     9.2              Securityholders Agreement dated as of March 12, 1999 by and among Team Health Holdings, L.L.C., each of the persons listed on Schedule A thereto and certain other securityholders of Team Health Holdings,
                        L.L.C. who are from time to time party thereto.*
    10.1              Registration Rights Agreement dated as of March 12, 1999 by and among Team Health, Inc., the guarantors listed on the signature pages thereto and Donaldson, Lufkin & Jenrette Securities Corporation,
                        NationsBanc Montgomery Securities LLC and Fleet Securities, Inc.*
    10.2              Purchase Agreement dated as of March 5, 1999 by and among Team Health, Inc. and the guarantors listed on the signature pages thereto and Donaldson, Lufkin & Jenrette Securities Corporation, NationsBanc
                        Montgomery Securities LLC and Fleet Securities, Inc.*
    10.3              Equity Deferred Compensation Plan of Team Health, Inc. effective January 25, 1999.*
    10.4              Management Services Agreement dated as of March 12, 1999 by and among Team Health, Inc., Madison Dearborn
                        Partners II, L.P., Beecken, Petty & Company, L.L.C. and Cornerstone Equity Investors LLC.*
    10.5              Registration Agreement dated as of March 12, 1999 by and among Team Health, Inc., Team Health Holdings,
                        L.L.C., Pacific Physician Services, Inc. and certain other stockholders of Team Health, Inc. who are from time to time party thereto.*
    10.6              Registration Agreement dated as of March 12, 1999 by and among Team Health Holdings, L.L.C., each of the persons listed on Schedule A thereto and certain other securityholders of Team Health, Inc. who are from time to time party thereto.*
    10.7              Trust Agreement dated as of January 25, 1999 by and among Team Health, Inc. and The Trust Company of
                        Knoxville.*
    10.8              Credit Agreement dated as of March 12, 1999 by and among Team Health, Inc., the banks, financial institutions and other institutional lenders named herein, Fleet National Bank, NationsBank, N.A.,
                        NationsBanc Montgomery Securities LLC and Donaldson, Lufkin & Jenrette Securities Corporation.*

 .9 10       Sheer Ahearn & Associates Plan Provision Nonqualified Excess Deferral Plan effective
            September 1, 1998.*
10.10       Amendment and Restatement of Emergency Professional Services, Inc. Deferred
              Compensation Plan effective January 31, 1996.*
10.11       Lease Agreement dated August 27, 1992 between Med: Assure Systems and Winston Road
              Properties for our corporate headquarters located at 1900 Winston Road, Knoxville,
              TN.*
10.12       Lease Agreement dated August 27, 1999 between Americare Medical Services, Inc. and
              Winston Road Properties for space located at 1900 Winston Road, Knoxville, TN.*
12.1        Statement of Ratio of Earnings to Fixed Charges.*
21.1        Subsidiaries of the Registrant.*
23.1        Consent of Ernst & Young, LLP.*
23.2        Consent of Kirkland & Ellis (included in Exhibit 5.1).
24.1        Powers of Attorney (included in signature pages).*
25.1        Statement of Eligibility of Trustee on Form T-1.*
27.1        Financial Data Schedule.*
99.1        Form of Letter of Transmittal.*
99.2        Form of Letter of Notice of Guaranteed Delivery.*
99.3        Form of Tender Instructions.*

---------------
 *  Filed herewith.

ITEM 21(B).  FINANCIAL STATEMENT SCHEDULES.

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS
                                 (IN THOUSANDS)

                        ALLOWANCE FOR DOUBTFUL ACCOUNTS

                                                        ADDITIONS CHARGED TO
                                          BALANCE AT    --------------------                  BALANCE AT
                                          BEGINNING     COSTS AND                               END OF
FISCAL YEAR END                           OF PERIOD      EXPENSES     OTHER     DEDUCTIONS      PERIOD
---------------                           ----------    ----------    ------    ----------    ----------
December 31, 1996.......................   $181,525      $462,314       $--      $376,361      $267,478
December 31, 1997.......................    267,478       524,023       --        507,443       284,058
December 31, 1998.......................    284,058       662,467       --        582,225       364,300

     All schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, except for Schedule II above, have been omitted because they are not required under the related instructions, or are inapplicable, or because the information has been provided in the Consolidated and Combined Financial Statements or the Notes thereto.

ITEM 22.  UNDERTAKINGS.

     Each undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof;

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

          (4) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 20 or otherwise, each undersigned registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Each undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     Each undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Team Health, Inc.

                                          By: /s/ H. LYNN MASSINGALE, M.D.
                                            ------------------------------------
                                              Name: H. Lynn Massingale, M.D.
                                              Title:  Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Team Health, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

        /s/ H. LYNN MASSINGALE, M.D.                President, Chief Executive Officer, Assistant
---------------------------------------------         Secretary and Director (principal executive
          H. Lynn Massingale, M.D.                    officer)

             /s/ MICHAEL HATCHER                    Chief Operating Officer
---------------------------------------------
               Michael Hatcher

               /s/ DAVID JONES                      Chief Financial Officer, Treasurer and
---------------------------------------------         Assistant Secretary (principal financial
                 David Jones                          officer and accounting officer)

             /s/ STEPHEN SHERLIN                    Executive Vice President, Finance and
---------------------------------------------         Administration
               Stephen Sherlin

             /s/ DANA J. O'BRIEN                    Director
---------------------------------------------
               Dana J. O'Brien

           /s/ TIMOTHY P. SULLIVAN                  Director
---------------------------------------------
             Timothy P. Sullivan

              /s/ TYLER WOLFRAM                     Director
---------------------------------------------
                Tyler Wolfram

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

           /s/ NICHOLAS W. ALEXOS                   Director
---------------------------------------------
             Nicholas W. Alexos

           /s/ TIMOTHY P. SULLIVAN                  Director
---------------------------------------------
             Timothy P. Sullivan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Alliance Corporation

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Alliance Corporation), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Charles L. Springfield, Inc.

                                          By:  /s/ RICHARD GILLESPIE, M.D.
                                            ------------------------------------
                                              Name: Richard Gillespie, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Charles L. Springfield, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ RICHARD GILLESPIE, M.D.           President (principal executive officer)
---------------------------------------------
           Richard Gillespie, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Clinic Management Services, Inc.

                                          By: /s/ H. LYNN MASSINGALE, M.D.
                                            ------------------------------------
                                              Name: H. Lynn Massingale, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Clinic Management Services, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

        /s/ H. LYNN MASSINGALE, M.D.           President and Director (principal executive officer)
---------------------------------------------
          H. Lynn Massingale, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Daniel & Yeager, Inc.

                                          By:        /s/ JOHN DANIEL
                                            ------------------------------------
                                              Name: John Daniel
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Daniel & Yeager, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

               /s/ JOHN DANIEL                 President (principal executive officer)
---------------------------------------------
                 John Daniel

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Drs. Sheer, Ahearn & Associates, Inc.

                                          By:/s/ H. KIRBY BLANKENSHIP, M.D.
                                            ------------------------------------
                                              Name: H. Kirby Blankenship, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Drs. Sheer, Ahearn & Associates, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

       /s/ H. KIRBY BLANKENSHIP, M.D.          President (principal executive officer)
---------------------------------------------
         H. Kirby Blankenship, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Emergency Coverage Corporation

                                          By:     /s/ JOHN STALEY, M.D.
                                            ------------------------------------
                                              Name: John Staley, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Emergency Coverage Corporation), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

            /s/ JOHN STALEY, M.D.              President (principal executive officer)
---------------------------------------------
              John Staley, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Emergency Management Specialists, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Emergency Management Specialists, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Emergency Physician Associates, Inc.

                                          By:   /s/ JAMES E. GEORGE, M.D.
                                            ------------------------------------
                                              Name: James E. George, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Emergency Physician Associates, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

          /s/ JAMES E. GEORGE, M.D.            President (principal executive officer)
---------------------------------------------
            James E. George, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Emergency Physicians of Manatee, Inc.

                                          By:  /s/ JAMES V. HILLMAN, M.D.
                                            ------------------------------------
                                              Name: James V. Hillman, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Emergency Physicians of Manatee, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ JAMES V. HILLMAN, M.D.            President (principal executive officer)
---------------------------------------------
           James V. Hillman, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Emergency Professional Services, Inc.

                                          By:   /s/ JAMES L. RYBACK, M.D.
                                            ------------------------------------
                                              Name: James L. Ryback, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Emergency Professional Services, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

          /s/ JAMES L. RYBACK, M.D.            President (principal executive officer)
---------------------------------------------
            James L. Ryback, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Emergicare Management, Incorporated

                                          By: /s/ H. LYNN MASSINGALE, M.D.
                                            ------------------------------------
                                              Name: H. Lynn Massingale, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Emergicare Management, Incorporated), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

        /s/ H. LYNN MASSINGALE, M.D.           President and Director (principal executive officer)
---------------------------------------------
          H. Lynn Massingale, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Fischer Mangold Partnership

                                          By: Herschel Fischer, Inc.,
                                              Its General Partner

                                          By:  /s/ RICHARD GILLESPIE, M.D.
                                            ------------------------------------
                                              Name: Richard Gillespie, M.D.
                                              Title:  President

                                          By: Karl G. Mangold, Inc.,
                                              Its General Partner

                                          By:  /s/ RICHARD GILLESPIE, M.D.
                                            ------------------------------------
                                              Name: Richard Gillespie, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Fischer Mangold Partnership), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ RICHARD GILLESPIE, M.D.           President of each of Herschel Fischer, Inc. and Karl
---------------------------------------------    G. Mangold, Inc. (principal executive officer)
           Richard Gillespie, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer of each of Herschel
---------------------------------------------    Fischer, Inc. and Karl G. Mangold, Inc. (principal
                 David Jones                     financial officer and accounting officer)

           /s/ H. LYNN MASSINGALE              Vice President and Director of each of Herschel
---------------------------------------------    Fischer, Inc. and Karl G. Mangold, Inc.
             H. Lynn Massingale

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director of each of
---------------------------------------------    Herschel Fischer, Inc. and Karl G. Mangold, Inc.
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Herschel Fischer, Inc.

                                          By:  /s/ RICHARD GILLESPIE, M.D.
                                            ------------------------------------
                                              Name: Richard Gillespie, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Herschel Fischer, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ RICHARD GILLESPIE, M.D.           President (principal executive officer)
---------------------------------------------
           Richard Gillespie, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

           /s/ H. LYNN MASSINGALE              Vice President and Director
---------------------------------------------
             H. Lynn Massingale

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Hospital Based Physician Services,
                                          Inc.

                                          By: /s/ H. LYNN MASSINGALE, M.D.
                                            ------------------------------------
                                              Name: H. Lynn Massingale, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Hospital Based Physician Services, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

        /s/ H. LYNN MASSINGALE, M.D.           President and Director (principal executive officer)
---------------------------------------------
          H. Lynn Massingale, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          IMBS, Inc.

                                          By:  /s/ JEFFREY BETTINGER, M.D.
                                            ------------------------------------
                                              Name: Jeffrey Bettinger, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of IMBS, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ JEFFREY BETTINGER, M.D.           President (principal executive officer)
---------------------------------------------
           Jeffrey Bettinger, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          InPhyNet Anesthesia of West Virginia,
                                          Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of InPhyNet Anesthesia of West Virginia, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          InPhyNet Contracting Services, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of InPhyNet Contracting Services, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          InPhyNet Hospital Services, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of InPhyNet Hospital Services, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          InPhyNet Joliet, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of InPhyNet Joliet, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          InPhyNet Louisiana, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of InPhyNet Louisiana, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          InPhyNet Medical Management Institute,
                                          Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of InPhyNet Medical Management Institute, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          InPhyNet South Broward, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of InPhyNet South Broward, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Karl G. Mangold, Inc.

                                          By:  /s/ RICHARD GILLESPIE, M.D.
                                            ------------------------------------
                                              Name: Richard Gillespie, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Karl
G. Mangold, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ RICHARD GILLESPIE, M.D.           President (principal executive officer)
---------------------------------------------
           Richard Gillespie, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Med: Assure Systems, Inc.

                                          By:  /s/ JEFFREY BETTINGER, M.D.
                                            ------------------------------------
                                              Name: Jeffrey Bettinger, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Med:
Assure Systems, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ JEFFREY BETTINGER, M.D.           President (principal executive officer)
---------------------------------------------
           Jeffrey Bettinger, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          MetroAmerican Radiology, Inc.

                                          By: /s/ H. LYNN MASSINGALE, M.D.
                                            ------------------------------------
                                              Name: H. Lynn Massingale,M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of MetroAmerican Radiology, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

        /s/ H. LYNN MASSINGALE, M.D.           President and Director (principal executive officer)
---------------------------------------------
          H. Lynn Massingale, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          MT. DIABLO EMERGENCY PHYSICIANS

                                          By: Herschel Fischer, Inc.,
                                                its general partner

                                          By:  /s/ RICHARD GILLESPIE, M.D.
                                            ------------------------------------
                                              Name: Richard Gillespie, M.D.
                                              Title:  President

                                          By: Karl G. Mangold, Inc.,
                                                its general partner

                                          By:  /s/ RICHARD GILLESPIE, M.D.
                                            ------------------------------------
                                              Name: Richard Gillespie, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Mt. Diablo Emergency Physicians), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999:

                     SIGNATURE                                            CAPACITY
                     ---------                                            --------
            /s/ RICHARD GILLESPIE, M.D.                President (principal executive officer) of each
---------------------------------------------------      of Herschel Fischer, Inc. and Karl G.
              Richard Gillespie, M.D.                    Mangold, Inc.

                  /s/ DAVID JONES                      Vice President and Treasurer (principal
---------------------------------------------------      financial officer
                    David Jones                          and accounting officer) of each of Herschel
                                                         Fischer, Inc. and Karl G. Mangold, Inc.

           /s/ H. LYNN MASSINGALE, M.D.                Vice President and Director of each of Herschel
---------------------------------------------------      Fischer, Inc. and Karl G. Mangold, Inc.
             H. Lynn Massingale, M.D.

                /s/ MICHAEL HATCHER                    Vice President, Secretary and Director of each
---------------------------------------------------      of Herschel Fischer, Inc. and Karl G.
                  Michael Hatcher                        Mangold, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Neo-Med, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Neo-Med, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Northwest Emergency Physicians,
                                          Incorporated

                                          By:   /s/ GERARD LASALLE, M.D.
                                            ------------------------------------
                                              Name: Gerard LaSalle, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Northwest Emergency Physicians, Incorporated), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

          /s/ GERARD LASALLE, M.D.             President (principal executive officer)
---------------------------------------------
            Gerard LaSalle, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Paragon Anesthesia, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Paragon Anesthesia, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Paragon Contracting Services, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Paragon Contracting Services, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Paragon Healthcare Limited Partnership

                                          By: InPhyNet Hospital Services, Inc.,
                                              its general partner

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Paragon Healthcare Limited Partnership), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                     SIGNATURE                                           CAPACITY
                     ---------                                           --------
            /s/ NEIL J. PRINCIPE, M.D.               President (principal executive officer) of
---------------------------------------------------    InPhyNet Hospital Services, Inc.
              Neil J. Principe, M.D.

                  /s/ DAVID JONES                    Vice President and Treasurer (principal financial
---------------------------------------------------    officer and accounting officer) of InPhyNet
                    David Jones                        Hospital Services, Inc.

           /s/ H. LYNN MASSINGALE, M.D.              Vice President and Director of InPhyNet Hospital
---------------------------------------------------    Services, Inc.
             H. Lynn Massingale, M.D.

                /s/ MICHAEL HATCHER                  Vice President, Secretary and Director of
---------------------------------------------------    InPhyNet Hospital Services, Inc.
                  Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Paragon Imaging Consultants, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Paragon Imaging Consultants, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Quantum Plus, Inc.

                                          By:  /s/ RICHARD GILLESPIE, M.D.
                                            ------------------------------------
                                              Name: Richard Gillespie, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Quantum Plus, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ RICHARD GILLESPIE, M.D.           President (principal executive officer)
---------------------------------------------
           Richard Gillespie, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Reich, Seidelman & Janicki Co.

                                          By:    /s/ NORBERT REICH, D.O.
                                            ------------------------------------
                                              Name: Norbert Reich, D.O.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Reich, Seidelman & Janicki Co.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

           /s/ NORBERT REICH, D.O.             President (principal executive officer)
---------------------------------------------
             Norbert Reich, D.O.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Rosendorf, Margulies, Borushok &
                                          Schoenbaum
                                               Radiology Associates of
                                          Hollywood, Inc.

                                          By: /s/ H. LYNN MASSINGALE, M.D.
                                            ------------------------------------
                                              Name: H. Lynn Massingale,M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Rosendorf, Margulies, Borushor & Schoenbaum Radiology Associates of Hollywood, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

        /s/ H. LYNN MASSINGALE, M.D.           President and Director (principal executive officer)
---------------------------------------------
          H. Lynn Massingale, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Sarasota Emergency Medical
                                          Consultants, Inc.

                                          By:    /s/ JAMES HILLMAN, M.D.
                                            ------------------------------------
                                              Name: James Hillman, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Sarasota Emergency Medical Consultants, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

           /s/ JAMES HILLMAN, M.D.             President (principal executive officer)
---------------------------------------------
             James Hillman, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Southeastern Emergency Physicians of
                                          Memphis,
                                               Inc.

                                          By:    /s/ RANDAL DABBS, M.D.
                                            ------------------------------------
                                              Name: Randal Dabbs, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Southeastern Emergency Physicians of Memphis, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

           /s/ RANDAL DABBS, M.D.              President (principal executive officer)
---------------------------------------------
             Randal Dabbs, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Southeastern Emergency Physicians Inc.

                                          By:    /s/ RANDAL DABBS, M.D.
                                            ------------------------------------
                                              Name: Randal Dabbs, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Southeastern Emergency Physicians, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

           /s/ RANDAL DABBS, M.D.              President (principal executive officer)
---------------------------------------------
             Randal Dabbs, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial and
---------------------------------------------    accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Team Health Billing Services, L.P.

                                          By: Team Health, Inc., its general
                                          partner

                                          By: /s/ H. LYNN MASSINGALE, M.D.
                                            ------------------------------------
                                              Name: H. Lynn Massingale, M.D.
                                              Title:  President and Chief
                                              Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Team Health Billing Services, L.P.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

        /s/ H. LYNN MASSINGALE, M.D.           President, Chief Executive Officer, Assistant
---------------------------------------------    Secretary and Director of Team Health, Inc.
          H. Lynn Massingale, M.D.               (principal executive officer)

               /s/ DAVID JONES                 Vice President and Treasurer of Team Health, Inc.
---------------------------------------------    (principal financial officer and accounting officer)
                 David Jones

             /s/ DANA J. O'BRIEN               Director of Team Health, Inc.
---------------------------------------------
               Dana J. O'Brien

           /s/ TIMOTHY P. SULLIVAN             Director of Team Health, Inc.
---------------------------------------------
             Timothy P. Sullivan

              /s/ TYLER WOLFRAM                Director of Team Health, Inc.
---------------------------------------------
                Tyler Wolfram

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------
           /s/ NICHOLAS W. ALEXOS              Director of Team Health, Inc.
---------------------------------------------
             Nicholas W. Alexos

             /s/ KENNETH O'KEEFE               Director of Team Health, Inc.
---------------------------------------------
               Kenneth O'Keefe

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Team Health Financial Services, Inc.

                                          By:  /s/ JEFFREY BETTINGER, M.D.
                                            ------------------------------------
                                              Name: Jeffrey Bettinger, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Team Health Financial Services, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ JEFFREY BETTINGER, M.D.           President (principal executive officer)
---------------------------------------------
           Jeffrey Bettinger, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          TEAM HEALTH SOUTHWEST, L.P.

                                          By: Team Radiology, Inc., its general
                                              partner

                                              By:
                                              /s/ H. LYNN MASSINGALE, M.D.
                                            ------------------------------------
                                              Name: H. Lynn Massingale, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Team Health Southwest, L.P.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                     SIGNATURE                                           CAPACITY
                     ---------                                           --------
           /s/ H. LYNN MASSINGALE, M.D.              President and Director of
---------------------------------------------------    of Team Radiology, Inc.
             H. Lynn Massingale, M.D.                  (principal executive officer)

                  /s/ DAVID JONES                    Vice President and Treasurer of Team Radiology,
---------------------------------------------------    Inc. (principal financial officer and
                    David Jones                        accounting officer)

                /s/ MICHAEL HATCHER                  Vice President, Secretary and Director of Team
---------------------------------------------------    Radiology, Inc.
                  Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Team Radiology, Inc.

                                          By: /s/ H. LYNN MASSINGALE, M.D.
                                            ------------------------------------
                                              Name: H. Lynn Massingale, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Team Radiology, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

        /s/ H. LYNN MASSINGALE, M.D.           President and Director (principal executive officer)
---------------------------------------------
          H. Lynn Massingale, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          THBS, Inc.

                                          By: /s/ H. LYNN MASSINGALE, M.D.
                                            ------------------------------------
                                              Name: H. Lynn Massingale, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of THBS, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

        /s/ H. LYNN MASSINGALE, M.D.           President and Director (principal executive officer)
---------------------------------------------
          H. Lynn Massingale, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          The Emergency Associates for Medicine,
                                          Inc.

                                          By:     /s/ JAMES V. HILLMAN
                                            ------------------------------------
                                              Name: James V. Hillman
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of The Emergency Associates for Medicine, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

            /s/ JAMES V. HILLMAN               President (principal executive officer)
---------------------------------------------
              James V. Hillman

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Knoxville, State of Tennessee, on June 9, 1999.

                                          Virginia Emergency Physicians, Inc.

                                          By:  /s/ NEIL J. PRINCIPE, M.D.
                                            ------------------------------------
                                              Name: Neil J. Principe, M.D.
                                              Title:  President

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person who signature appears below constitutes and appoints David Jones his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (including his or her capacity as a director and/or officer of Virginia Emergency Physicians, Inc.), to sign any or all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 9, 1999.

                  SIGNATURE                                           CAPACITY
                  ---------                                           --------

         /s/ NEIL J. PRINCIPE, M.D.            President (principal executive officer)
---------------------------------------------
           Neil J. Principe, M.D.

               /s/ DAVID JONES                 Vice President and Treasurer (principal financial
---------------------------------------------    officer and accounting officer)
                 David Jones

        /s/ H. LYNN MASSINGALE, M.D.           Vice President and Director
---------------------------------------------
          H. Lynn Massingale, M.D.

             /s/ MICHAEL HATCHER               Vice President, Secretary and Director
---------------------------------------------
               Michael Hatcher

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
2.1       Recapitalization Agreement dated January 25, 1999 by and
            among Team Health, Inc., MedPartners, Inc., Pacific
            Physician Services, Inc. and Team Health Holdings, L.L.C.*
3.1       Articles of Amendment to the Articles of Incorporation of
            Alliance Corporation dated January 15, 1997.*
3.2       By-laws of Alliance Corporation.*
3.3       Articles of Incorporation of Emergency Management
            Specialists, Inc. dated August 12, 1983.*
3.4       By-laws of Emergency Management Specialists, Inc.*
3.5       Articles of Incorporation of EMSA South Broward, Inc. dated
            December 3, 1996.*
3.6       By-laws of EMSA South Broward, Inc.*
3.7       Articles of Incorporation of Herschel Fischer, Inc. dated
            February 18, 1997.*
3.8       By-laws of Herschel Fischer, Inc. dated February 21, 1997.*
3.9       Articles of Incorporation of IMBS, Inc. dated November 30,
            1995.*
3.10      By-laws of IMBS, Inc.*
3.11      Articles of Incorporation of InPhyNet Hospital Services,
            Inc. dated November 30, 1995.*
3.12      By-laws of InPhyNet Hospital Services, Inc.*
3.13      Certificate of Amendment of Certificate of Incorporation of
            InPhyNet Medical Management Institute, Inc. dated February
            28, 1996.*
3.14      By-laws of InPhyNet Medical Management Institute, Inc.*
3.15      Articles of Incorporation of Karl G. Mangold, Inc. dated
            February 14, 1997.*
3.16      By-laws of Karl G. Mangold, Inc. dated February 20, 1997.*
3.17      Amended and Restated Articles of Incorporation of Charles L.
            Springfield, Inc. dated November 21, 1997.*
3.18      Amendment to By-laws of Charles L. Springfield, Inc. dated
            November 20, 1997.*
3.19      Articles of Amendment to the Charter of Clinic Management
            Services, Inc. dated March 25, 1994.*
3.20      By-laws of Clinic Management Services, Inc.*
3.21      Articles of Incorporation of Daniel & Yeager, Inc. dated
            October 25, 1989.*
3.22      By-laws of Daniel & Yeager, Inc. dated October 6, 1989.*
3.23      Articles of Incorporation of Drs. Sheer, Ahearn &
            Associates, Inc. dated March 31, 1969.*
3.24      Amended and Restated By-laws of Drs. Sheer, Ahearn &
            Associates, Inc. dated February 15, 1989.*
3.25      Articles of Amendment to the Charter of Emergency Coverage
            Corporation dated February 15, 1993.*
3.26      Amendment to By-laws of Emergency Coverage Corporation dated
            June 12, 1995.*
3.27      Restated Certificate of Incorporation of Emergency Physician
            Associates, Inc. dated June 25, 1996.*
3.28      By-laws of Emergency Physician Associates, Inc.*
3.29      Articles of Incorporation of Emergency Physicians of
            Manatee, Inc. dated June 1, 1988.*
3.30      By-laws of Emergency Physicians of Manatee, Inc.*
3.31      Certificate to Amend the Articles of Incorporation of
            Emergency Professional Services, Inc. dated September 30,
            1997.*